EXHIBIT 4.8
                                                              VERSION DE FIRMA



CONTRATO DE APERTURA DE CREDITO SIMPLE (el "Contrato") de fecha 26 de febrero de 2003, celebrado entre:

     (1) VITRO PLAN, S.A. de C.V. ("Vitro Plan" o el "Acreditado"), una sociedad constituida de conformidad con las leyes de los Estados Unidos Mexicanos ("Mexico"); en su calidad de Acreditado;

     (2) AUTOCRISTALES DE ORIENTE, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          CRISTALES INASTILLABLES DE MEXICO, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          DISTRIBUIDOR VIDRIERO LAN, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          DISTRIBUIDORA DE VIDRIO DE MEXICO, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          DISTRIBUIDORA DE VIDRIO Y CRISTAL, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          DISTRIBUIDORA NACIONAL DE VIDRIO, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          VITRO AUTOMOTRIZ, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          VITROCAR, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          VIDRIO PLANO DE MEXICO, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          VIDRIO PLANO, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          VITRO FLOTADO CUBIERTAS, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          VITRO VIDRIO Y CRISTAL, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico,

          VITRO AMERICA, INC., una sociedad constituida de conformidad con las leyes de Estados Unidos de America,

          VVP AUTO GLASS, INC, una sociedad constituida de conformidad con las leyes de Estados Unidos de America,

          VVP HOLDING CORP., una sociedad constituida de conformidad con las leyes de Estados Unidos de America,

          CRISTALES CENTROAMERICANOS, S.A., una sociedad constituida de conformidad con las leyes de Guatemala,

          VIDRIOS TEMPLADOS COLOMBIANOS, S.A., una sociedad constituida de conformidad con las leyes de Colombia,

          VVP SYNDICATION, INC., una sociedad constituida de conformidad con las leyes de Estados Unidos de America,

          SUPER SKY INTERNATIONAL, INC., una sociedad constituida de conformidad con las leyes de Estados Unidos de America,

          SUPER SKY PRODUCTS, INC., una sociedad constituida de conformidad con las leyes de Estados Unidos de America,

          SUPER SKY CONSTRUCTORS, INC., una sociedad constituida de conformidad con las leyes de Estados Unidos de America,

cada una, una Subsidiaria de Vitro Plan, y cualquier Subsidiaria de Vitro Plan que se convierta en "Obligada Solidaria" posteriormente a la fecha del presente Contrato, de conformidad con la Clausula Septima del presente (conjuntamente, las "Obligadas Solidarias");

     (3) IP VITRO VIDRIO Y CRISTAL, LTD., una sociedad constituida de conformidad con las leyes de Suiza y TECNOLOGIA VITRO VIDRIO Y CRISTAL, LTD, una sociedad constituida de conformidad con las leyes de Suiza (conjuntamente, las "Fiadoras");

         (4) los Bancos participantes senalados en el Anexo A del presente Contrato y cada uno de los Bancos que se convierta en "Acreditante", posteriormente a la fecha del presente Contrato, de conformidad con la Clausula 12.06 del presente Contrato (cada una, un "Acreditante" y conjuntamente, las "Acreditantes"); y

         (5) Banco Nacional de Mexico, S.A., Integrante del Grupo Financiero Banamex, en su caracter de agente (conjuntamente con sus sucesores, el "Agente").

          de conformidad con los siguientes Antecedentes, Declaraciones y
          Clausulas:

                                 ANTECEDENTES

     1. Con fecha 26 de febrero de 2003, Vitro Plan, VVP Holding Corp. y VVP Syndication, Inc., como acreditados, celebraron un contrato de credito (el "Contrato de Credito en Dolares") con Citibank en su caracter de Agente Administrativo, y los acreedores nombrados en el mismo, Salomon Smith Barney Inc. y Comerica Bank, en su caracter de Estructuradores Lideres Conjuntos (Joint Lead Arrangers) (los "Estructuradores Lideres Conjuntos"), por medio del cual dichos acreedores convinieron en otorgar un credito a dichos acreditados por un monto de hasta EUA$144,244,230.63 (ciento cuarenta y cuatro millones doscientos cuarenta y cuatro mil doscientos treinta Dolares 63/100); dicho contrato establece que dicha cantidad sera dispuesta en dos tramos; un primer tramo, denominado "Tramo A" (Tranche A), hasta por un monto de EUA$80,000,000 (ochenta millones de Dolares) (el "Credito del Tramo A") y un segundo tramo, denominado Tramo B (Tranche B), hasta por un monto de EUA$64,244,230.63 (sesenta y cuatro millones doscientos cuarenta y cuatro mil doscientos treinta Dolares 63/100) (el "Credito del Tramo B").

     2. Con fecha 26 de febrero de 2003, los acreedores conforme al Contrato de Credito en Dolares y las Acreditantes que firman este Contrato celebraron un contrato entre acreedores (Intercreditor Agreement) (el "Contrato entre Acreedores").

     3. De conformidad con la Seccion 12 del Contrato de Credito en Dolares, VVP Syndication, Inc. constituyo un gravamen a favor del Agente de Garantias (segun se define mas adelante) sobre el efectivo depositado en la Cuenta de Reserva de Efectivo (segun se define mas adelante) con el fin de garantizar el pago de las cantidades pagaderas conforme a este Contrato y al Contrato de Credito en Dolares.

                                 DECLARACIONES

     I. El Acreditado y cada una de las Obligadas Solidarias y de las Fiadoras declaran, respecto de si mismas, a la fecha de firma del presente y a la Fecha de Disposicion, lo siguiente:

          (a) Constitucion y Capacidad. (i) Es una sociedad anonima de capital variable o sociedad anonima, segun sea aplicable, legalmente constituida conforme a las leyes que rigen su constitucion, (ii) cuenta con todas las licencias, autorizaciones y aprobaciones necesarias para ser propietaria de sus activos y realizar sus actividades tal y como actualmente las realiza,
(iii) esta plenamente facultada conforme a su objeto social para celebrar el presente Contrato, para suscribir los Pagares y para asumir las obligaciones que se establecen en el presente Contrato y en los Pagares y (iv) cumple con las Normas Legales que le son aplicables, salvo por incumplimientos que no se pudiera esperar de manera razonable que tuvieran un Efecto Significativo Adverso (segun se define mas adelante). Copias certificadas de las escrituras publicas o documentos similares que contienen sus estatutos sociales se adjuntan al presente como Anexo B .

          (b) Autorizaciones y Otros. La celebracion del presente Contrato y la suscripcion de los Pagares ha sido debidamente autorizada por sus organos corporativos y no requiere autorizacion adicional (corporativa o de otra naturaleza) alguna de conformidad con sus estatutos sociales o documentos constitutivos similares para tales efectos. La celebracion del presente Contrato, la suscripcion de los Pagares y el cumplimiento de sus obligaciones conforme a los mismos (i) no contraviene sus estatutos sociales o documentos constitutivos similares, ninguna Norma Legal o sentencia u orden judicial o administrativa que le es aplicable ni disposicion contractual alguna que le sea aplicable y (ii) no resultara en la creacion de ningun Gravamen, salvo por los Gravamenes que se crearan respecto de la Cuenta de Reserva de Efectivo. El Acreditado ha solicitado de las Acreditantes el otorgamiento de un credito hasta por la cantidad de $627,628,000.00 (seiscientos veintisiete millones seiscientos veintiocho mil Pesos), que usara en la forma que se establece en el presente, en el entendido que dichos fondos no se utilizaran, directa o indirectamente, para adquirir "Margin Stock" (segun se define en las leyes de los Estados Unidos de America).

          (c) Aprobaciones Gubernamentales o de Terceros. Excepto por lo previsto en la Clausula 7.01(b), no requiere autorizacion o registro gubernamental o de tercero alguno para la celebracion del presente Contrato o para la suscripcion de los Pagares, la validez o exigibilidad de los mismos o el cumplimiento de sus obligaciones conforme a los mismos. Para el caso de VVP Syndication, Inc. no se requiere presentar, registrar o llevar a cabo ninguna accion en Mexico, al amparo de las leyes mexicanas, para efectos de que la garantia otorgada conforme a la Seccion 12 del

Contrato de Credito en Dolares sea valida y constituya una garantia en primer lugar y grado.

          (d) Obligatoriedad. Este Contrato y los Pagares han sido legalmente firmados por sus apoderados y constituyen obligaciones validas, exigibles en su contra de conformidad con sus terminos. Sus apoderados cuentan con facultades suficientes para obligarlo en los terminos del presente Contrato y de los Pagares, y tales facultades no les han sido revocadas o limitadas a la fecha de firma del presente Contrato. Copia certificada de las escrituras publicas y documentos similares que contienen los poderes otorgados a las personas que firman en su nombre y representacion, se adjuntan al presente como Anexo C .

          (e) Estados Financieros. Sus estados financieros consolidados (auditados, en el caso del Acreditado, las Fiadoras y las Obligadas Solidarias distintas a Obligadas Solidarias de nacionalidad Norteamericana, e internos, en el caso de Obligadas Solidarias de nacionalidad Norteamericana) al 31 de diciembre de 2001 en el caso del Acreditado y las Obligadas Solidarias, y al 31 de diciembre de 2002, en el caso de las Fiadoras y sus estados financieros internos al 30 de septiembre de 2002, los cuales han sido entregados a las Acreditantes, reflejan en forma veraz, suficiente y razonable su situacion financiera consolidada en dichas fechas, y los mismos han sido preparados de conformidad con los PCGA aplicados en forma constante y ni el Acreditado ni las Obligadas Solidarias, ni las Fiadoras tienen pasivos contingentes e importantes que no esten reflejados en los mismos. Desde el 31 de diciembre de 2001, no ha habido ningun evento o circunstancia que hubiese causado un Efecto Significativo Adverso.

          (f) Preferencia de Pago. Sus obligaciones de pago conforme a este Contrato y los Pagares representan obligaciones incondicionales y no subordinadas y tendran en todo momento la misma preferencia de pago que su demas Deuda quirografaria presente o futura.

          (g) Litigios. No existen a la fecha de este Contrato demandas, acciones o procedimientos pendientes, incluyendo conflictos de caracter ambiental, fiscal, laboral o litigios de cualquier naturaleza, ante cualquier tribunal, Autoridad Gubernamental o arbitro, que razonablemente se espere pudieren tener un Efecto Significativo Adverso. Sus operaciones y las de sus Subsidiarias cumplen con todas las Normas Legales aplicables (incluyendo Leyes Ambientales) y ordenes de cualquier Autoridad Gubernamental, salvo por aquellos incumplimientos que no se pudiera esperar de manera razonable que tuvieran un Efecto Significativo Adverso.

          (h) Inmunidad. No esta sujeto a inmunidad de ninguna especie, ni sus activos estan sujetos a inmunidad de cualquier especie.

          (i) Impuestos. Ningun impuesto, carga o contribucion son pagaderos con motivo de la celebracion de este Contrato y los Pagares. Ha presentado sus declaraciones fiscales y ha pagado los impuestos que se declaran en las mismas, salvo por aquellos que se estan impugnando mediante procedimientos de buena fe y respecto de los cuales se han creado reservas de conformidad con los PCGA.

          (j) Formalidades. Se han cumplido con todas las formalidades necesarias para la validez de este Contrato y los Pagares.

          (k) Informacion. La informacion, reportes, estados financieros y anexos contenidos en el Memorandum Informativo, considerados como un todo, no contienen ninguna declaracion falsa sobre cualquier hecho importante, en el entendido que esta declaracion no se refiere a proyecciones contenidas en dicho documento, las cuales fueron realizadas de buena fe y sobre estimaciones consideradas razonables en el momento en que fueron hechas. Toda la informacion adicional escrita que se entregue a las Acreditantes o al Agente en relacion con este Contrato y los Pagares sera completa y precisa en todos sus aspectos importantes, (o, en el caso de proyecciones, de ser aplicable, estara basada en estimaciones razonables) a la fecha en que dicha informacion se presente.

          (l) Gravamenes. En la Fecha de Disposicion, VVP Syndication, Inc. otorgara un Gravamen en primer lugar y grado en los terminos de la Clausula 12 del Contrato de Credito en Dolares. El Anexo D de este Contrato contiene una relacion de los Gravamenes que ha otorgado en relacion con cualquier Deuda a la fecha del presente.

          (m) Solvencia. A la fecha del presente es Solvente y seguira siendo Solvente despues de realizar la Disposicion y utilizar los fondos derivados de la misma.

          (n) Restricciones. Salvo por las Restricciones Existentes, ninguna de sus Subsidiarias esta limitada, contractual o legalmente, para realizar Pagos de Dividendos.

          (o) Contratos Importantes. El Anexo E de este Contrato contiene una lista completa y correcta de (i) los contratos de credito, actas de emision o instrumentos similares y (ii) los contratos de compra, garantias, cartas de credito o cualquier otro instrumento relacionado con cualquier Deuda o el otorgamiento de cualquier credito (en el caso de este inciso (ii), por un monto insoluto superior a los EUA$10,000,000 (diez millones de Dolares) de los cuales es parte y que se encuentran vigentes a la fecha del presente Contrato.

          (p) Activos y Propiedad Industrial. Es el propietario legitimo de sus activos y tiene el legitimo derecho de uso conforme a los arrendamientos de los cuales es parte como arrendatario, salvo por servidumbres legales o limitaciones de dominio similares que resultan por ministerio de ley, que no afectan de manera importante el valor de dichos activos o no interfieren con el desarrollo de sus actividades en el curso normal de sus negocios. Es el legitimo propietario o licenciatario de todas las marcas, invenciones, patentes, nombres comerciales y otros derechos de propiedad industrial que son importantes para el desarrollo de sus actividades y el uso de los mismos no viola derechos de terceros, salvo por violaciones que, individualmente o en conjunto, no se pudiere esperar de manera razonable que tuvieren un Efecto Significativo Adverso.

          (q) Obligadas Solidarias. En virtud de las relaciones de negocios, corporativas, financieras, administrativas y juridicas que las Obligadas Solidarias tienen con el Acreditado, es de su interes celebrar el presente Contrato con el objeto de obligarse conjunta y solidariamente con el Acreditado frente a las Acreditantes en el cumplimiento de todas las obligaciones de pago a cargo del Acreditado conforme al presente Contrato. Por lo tanto, es su intencion constituirse en obligada solidaria respecto de dichas obligaciones de pago, asi como suscribir con caracter de avalista los Pagares que se suscriban conforme al presente Contrato.

          (r) Fiadoras. En virtud de las relaciones de negocios, corporativas, financieras, administrativas y juridicas que las Fiadoras tienen con el Acreditado, es de su interes celebrar el presente Contrato con el objeto de garantizar el cumplimiento de todas las obligaciones de pago a cargo del Acreditado conforme al presente Contrato. Por lo tanto, es su intencion constituirse en fiadoras respecto de dichas obligaciones de pago, asi como suscribir con caracter de avalista los Pagares que se suscriban conforme al presente Contrato.

     II. Cada una de las Acreditantes declara que:

          (a) Es una institucion de banca multiple legalmente constituida conforme a las leyes de Mexico, plenamente facultada conforme a su objeto social para celebrar el presente Contrato.

          (b) La celebracion del presente Contrato ha sido debidamente autorizada por dicha Acreditante y no requiere autorizacion adicional (corporativa o de otra naturaleza) alguna de conformidad con sus estatutos sociales.

          (c) Sus apoderados cuentan con facultades suficientes para obligarla en los terminos del presente Contrato, y tales facultades no les han sido revocadas o modificadas a la fecha de firma del presente Contrato, segun consta en la copia de la escritura publica que contiene dichas facultades, la cual se adjunta al presente como Anexo F de este Contrato.

          (d) Esta en posibilidades de otorgar credito al Acreditado por la cantidad indicada frente a su denominacion en el Anexo A del presente Contrato.

          (e) Con base en las declaraciones del Acreditado, de las Obligadas Solidarias y de las Fiadoras esta dispuesta a otorgar el credito solicitado por el Acreditado y respecto del cual se obligan solidariamente las Obligadas Solidarias y que garantizan las Fiadoras, de acuerdo con los terminos y sujeto a las condiciones contenidas en el presente Contrato.

          (f) Reconocen que el Agente firmara el Contrato entre Acreedores, el cual contendra diversas disposiciones respecto a diversos asuntos relacionados con los Creditos, cuyas disposiciones pudieren afectar el ejercicio de sus derechos conforme a este Contrato y los Pagares. Asimismo, reconocen que han revisado el Contrato entre Acreedores y manifiestan su consentimiento respecto de sus terminos y condiciones.

          (g) Reconocen que el Agente firmara el Contrato de Prenda, el cual contendra diversas disposiciones respecto a diversos asuntos relacionados con los Creditos, cuyas disposiciones pudieren afectar el ejercicio de sus derechos conforme a este Contrato y los Pagares. Asimismo, reconocen que han revisado el Contrato de Prenda y manifiestan su consentimiento respecto de sus terminos y condiciones.


     En virtud de los Antecedentes y Declaraciones anteriores, las partes convienen en las siguientes:

                                  CLAUSULAS

     CLAUSULA PRIMERA. DEFINICIONES.

     1.01 Terminos Definidos. Los terminos definidos a continuacion tendran los siguientes significados (todos los terminos definidos en esta Clausula o en cualquier otra Clausula del presente Contrato en forma singular deberan tener el mismo significado que al usarse en plural y viceversa):

     "Acciones con Derecho a Voto" significa, con respecto a cualquier Persona, cualquier clase o clases de titulos que representen acciones u otras participaciones sociales que otorguen a sus tenedores derechos de voto en circunstancias normales para elegir consejeros, gerentes o funcionarios de dicha Persona (sin importar si, en dicho momento, acciones de otra clase o clases tienen o podrian tener derechos de voto en virtud de alguna contingencia).

     "Acreditado" tendra el significado que se le atribuye en el proemio del presente Contrato.

     "Acreditantes" tendra el significado que se le atribuye en el proemio del presente, asi como cualquiera de sus sucesores o cesionarios.

     "Afiliada" significa, con respecto a cualquier Persona, cualquier otra Persona que, directa o indirectamente, controle a, sea controlada por, o este bajo el control comun de, dicha Persona, o sea un consejero o funcionario de dicha Persona. Para efectos de esta definicion, "control" (incluyendo los terminos "controlada", "sea controlada por" y "bajo el control comun de") de una Persona, significa la posesion, directa o indirectamente, de los derechos de voto del 10% o mas de las Acciones con Derecho a Voto de dicha Persona o que dirija o pueda causar la direccion de la administracion y politicas de dicha Persona, ya sea a traves de la propiedad de dichas Acciones con Derecho a Voto, por contrato o de cualquier otra forma.

     "Agente" tiene el significado que se le atribuye en el proemio del presente Contrato.

     "Agente de Garantias" significa Wachovia Bank, N.A.

     "Autoridad Gubernamental" significa cualquier nacion, gobierno, estado o municipio o cualquier subdivision politica de los mismos y cualquier entidad que ejerza funciones de gobierno, ejecutivas, legislativas, judiciales, monetarias, regulatorias o administrativas.

     "Cambio de Control" significa que (i) Vitro deje de ser titular, directamente o a traves de una o mas de sus Subsidiarias en las que participe, directa o indirectamente, en el 100% de su capital, del 51% de las Acciones con Derecho a Voto de Vitro Plan o (ii) Pilkington deje de ser titular, directamente o a traves de una o mas de sus Subsidiarias en las que participe, directa o indirectamente, en el 100% de su capital, del 35% de las Acciones con Derecho a Voto de Vitro Plan.

     "Capital Contable Consolidado" significa, con respecto a cualquier Persona, en cualquier momento, para dicha Persona y sus Subsidiarias consolidadas, la totalidad del capital social determinado en forma consolidada conforme a los PCGA.

     "Causa de Vencimiento Anticipado" tendra el significado que se le atribuye en la Clausula 10.01 del presente Contrato.

     "Citibank" significa Citibank, N.A., un banco constituido conforme a las leyes de los EUA.

     "Contrato de Comunicaciones" (Communications Agreement) tendra el significado que se le atribuye en el Contrato de Credito en Dolares.

     "Contrato de Cobertura" significa cualquier contrato de intercambio de tasas de interes, contrato de intercambio de divisas, contrato de proteccion de precio o cualquier otro convenio de cobertura respecto de precios, de tasas de interes o de divisas.

     "Contrato de Control de Cuenta" (Account Control Agreement) tendra el significado que se le atribuye en los Antecedentes de este Contrato.

     "Contrato de Credito en Dolares" (Loan Agreement) tendra el significado que se le atribuye en los Antecedentes de este Contrato.

     "Contrato entre Acreedores" (Intercreditor Agreement)" tiene el significado que se le atribuye en los Antecedentes de este Contrato.

     "Credito" tendra el significado que se le atribuye en la Clausula 2.01(a) del presente Contrato.

     "Creditos" tendra el significado que se le atribuye en la Clausula 2.01(a) del presente Contrato.

     "Cuenta del Contrato" tiene el significado que se le atribuye en la Clausula 2.02(c) de este Contrato.

     "Cuenta de Reserva de Efectivo" (Cash Reserve Account) tendra el significado que se le atribuye en el Contrato de Credito en Dolares.

     "Deuda" significa, con respecto a cualquier Persona en cualquier fecha, sin duplicar, (i) todas las obligaciones de dicha Persona derivadas de dinero tomado en prestamo; (ii) todas las obligaciones de dicha Persona documentadas en bonos, obligaciones, pagares (incluyendo, para evitar cualquier duda, cualesquier pagares a favor de una Afiliada del Acreditado que no sea su Subsidiaria) o instrumentos similares; (iii) todas las obligaciones de dicha Persona de pagar el precio de compra diferido de bienes o servicios (distintas a cuentas por pagar que surjan del curso normal del negocio y que no esten vencidas por un plazo mayor a 60 dias naturales); (iv) todas las Obligaciones por Arrendamientos Financieros de dicha Persona y (sin duplicacion) las obligaciones de una Operacion de Venta y Arrendamiento; (v) todas las obligaciones, contingentes o no, de dicha Persona de reembolsar a cualquier Persona respecto a cantidades pagadas conforme a cartas de credito o instrumentos similares (distintas a obligaciones contingentes respecto de cartas de credito documentadas para dar soporte a operaciones comerciales en el curso normal del negocio y con plazos de vencimiento de 270 dias o menos);
(vi) toda la Deuda de terceros que este garantizada mediante un Gravamen creado sobre cualquier activo de dicha Persona, independientemente de si dicha Persona ha asumido dicha Deuda o no; (vii) toda la Deuda de otras personas que este garantizada por dicha Persona; y (viii) el "riesgo de credito" de dicha Persona en relacion con Obligaciones por Operaciones Derivadas, en el entendido que para efectos unicamente de contabilizar la cantidad insoluta de principal de la Deuda del Acreditado, las Obligadas Solidarias y las Fiadoras,
o de cualquiera de ellos, en relacion con las Clausulas 9.01(a), 9.01(b) y 9.01(c) del presente Contrato (i) la cantidad total de principal de la Deuda, se considerara reducida por la cantidad abonada en la Cuenta de Reserva de Efectivo, (ii) la cantidad insoluta de principal de Deuda consolidada del Acreditado, las Obligadas Solidarias y las Fiadoras, se reducira en EUA$30,000,000 (treinta millones de Dolares) de la Deuda Consolidada de Vitro AFG, siempre y cuando los acreedores correspondientes no tengan recurso alguno frente al Acreditado o cualquiera de sus Subsidiarias con respecto a dicha Deuda.

     "Deuda Relevante" tendra el significado que se le atribuye en la Clausula 10.01(c) del presente Contrato.

     "Deuda Total Consolidada" significa, con respecto a cualquier Persona en cualquier momento, la suma, respecto de dicha Persona y sus Subsidiarias consolidadas, en una base consolidada, de conformidad con los PCGA, de toda la Deuda de dicha Persona y sus Subsidiarias.

     "Dia Habil" significa cualquier dia en el que las instituciones de credito en la Ciudad de Mexico, Distrito Federal, lleven a cabo sus operaciones y no esten autorizadas para cerrar.

     "Disposicion" tendra el significado que se le atribuye en la Clausula 2.02(a) de este Contrato.

     "Dolares" significa la moneda en curso legal de los Estados Unidos de America.

     "Efecto Significativo Adverso" significa un efecto que fuere adverso e importante en (i) los negocios, situacion (financiera o de otra naturaleza), operaciones, activos o proyecciones del Acreditado y sus Subsidiarias (excepto por VVP Syndication, Inc.) en conjunto, (ii) la capacidad del Acreditado, las Obligadas Solidarias y las Fiadoras para cumplir con sus obligaciones conforme a este Contrato y los Pagares, o (iii) los derechos y recursos de las Acreditantes conforme a este Contrato o los Pagares.

     "Estructuradores Lideres Conjuntos" significa Salomon Smith Barney Inc. y Comerica Bank, como estructuradores lideres conjuntos.

     "EUA" significa los Estados Unidos de America.

     "Fecha de Disposicion" tendra el significado que se le atribuye en la Clausula 2.02(a) del presente Contrato.

     "Fecha de Pago de Principal" tendra el significado que se le atribuye en la Clausula 3.01 del presente Contrato.

     "Fiadoras" tendra el significado que se le atribuye en el proemio del presente Contrato.

     "Funcionario Responsable" significa el Director de Finanzas, el Director de Contabilidad o cualquier otro director ejecutivo responsable de los asuntos relacionados con el presente Contrato.

     "Gastos por Intereses Consolidados" significa, con respecto a cualquier Persona, para cualquier periodo, el total de los gastos brutos por intereses devengados durante dicho periodo sobre la Deuda de dicha Persona y sus Subsidiarias consolidadas, de acuerdo a bases consolidadas, determinado de conformidad con los PCGA, incluyendo (sin duplicar) los intereses pagados conforme a Obligaciones por Arrendamientos Financieros y cualquier interes capitalizado y la amortizacion sobre el descuento de deuda y gasto, pero excluyendo, para efectos del Acreditado, los intereses devengados sobre EUA$30,000,000 de la Deuda consolidada de Vitro AFG, siempre y cuando no se contabilicen como Deuda conforme a lo establecido en la definicion de Deuda.

     "Gravamen" significa cualquier hipoteca, prenda, carga u otra limitacion de dominio, asi como cualquier acuerdo que tenga el efecto practico de crear un gravamen o limitacion de dominio.

     "Gravamenes Permitidos" significa:

          (i) Gravamenes impuestos por ministerio de ley derivados del curso normal de las actividades, incluyendo, sin limitacion, gravamenes del transportista, de almacenistas y de mecanicos y otros gravamenes similares que se impongan por ministerio de ley y que deriven del curso normal de las actividades y que (x) no disminuyan de manera significativa el valor de los activos sujetos al gravamen o materialmente impidan el uso de dichos bienes en las operaciones del negocio de cualquier Obligado
     o (y) se encuentren sujetos a impugnacion de buena fe, por medio de los procedimientos apropiados, y los cuales tengan como resultado la confiscacion o venta de los activos sujetos a dichos Gravamenes y cuyas reservas han sido creadas, en caso de requerirlas, de conformidad con los PCGA;

          (ii) prendas o depositos derivados del curso ordinario del negocio en relacion con compensaciones a trabajadores, seguros de desempleo o cualquier legislacion de seguridad social similar o en relacion con licitaciones relacionadas con las adjudicacion de contratos de manufactura o fabricacion y/o venta de productos;

          (iii) Gravamenes constituidos sobre impuestos, contribuciones o cualquier otra carga gubernamental, de las cuales el pago no ha vencido o se encuentra en proceso de impugnacion de buena fe a traves de los procedimientos correspondientes y en tiempo y que sea conducido de manera diligente, para lo cual dicha reserva o previsiones apropiadas, en caso de haberlas, sean hechas de conformidad con los PCGA.

          (iv) cualquier Gravamen que se derive de una sentencia firme mientras que este no constituya u origine una Causa de Vencimiento Anticipado;

          (v) cualquier Gravamen existente sobre cualquier bien, previo a la adquisicion de este, por el Acreditado o cualquier Obligado o alguna de sus Subsidiarias y que no surja como resultado de dicha adquisicion (y que no se extienda a cualquier otro bien); y

          (vi) cualquier derecho de compensacion que opere por ministerio de ley.

     "IMSS" significa Instituto Mexicano del Seguro Social.

     "Incumplimiento" significa una Causa de Vencimiento Anticipado o un evento que pudiera convertirse en una Causa de Vencimiento Anticipado mediante el transcurso del tiempo, por notificacion o de otra manera.

     "INFONAVIT" significa el Instituto del Fondo Nacional de la Vivienda para los Trabajadores.

     "Inversion" en cualquier Persona, significa (i) la adquisicion (mediante efectivo, bienes, servicios, valores u otra contraprestacion) de acciones, bonos, pagares, obligaciones o cualquier otra participacion en el capital social de dicha Persona o la realizacion de una contribucion de capital en dicha Persona, (ii) la entrega de cualquier anticipo o el otorgamiento de cualquier prestamo o credito a dicha Persona (incluyendo la compra de bienes de dicha Persona sujeta a un acuerdo, contingente o de otra naturaleza, de revender dichos bienes a dicha Persona), pero excluyendo cualquier anticipo, prestamo o credito que tenga un plazo no mayor a 90 dias naturales otorgado en relacion con la venta de inventario o materias primas a dicha Persona en el curso normal de las actividades, y (iii) el otorgamiento de cualquier garantia respecto de la Deuda u otros pasivos de dicha Persona.

     "Ley Ambiental" significa, cualquier ley, regla, reglamento, ordenamiento
o decreto gubernamental federal, estatal o municipal aplicable, relacionado con la contaminacion o proteccion del ambiente o el tratamiento, almacenamiento, disposicion, liberacion, amenaza de liberacion o el manejo de materiales peligrosos, incluyendo, sin limitacion, la Ley General del Equilibrio Ecologico y la Proteccion al Ambiente, normas tecnicas y regulaciones emitidas conforme a la misma, asi como todas las leyes y reglamentos locales aplicables en relacion con asuntos ambientales y cualquier convenio especifico, celebrado con cualquier autoridad competente, el cual incluya compromisos relacionados con asuntos ambientales.

     "Margen Aplicable"

     "Mayoria de las Acreditantes" significa, en cualquier momento, las Acreditantes que mantengan una cantidad mayor al 50% (cincuenta por ciento) de la cantidad principal insoluta de los Creditos.

     "Memorandum Informativo" significa el Memorandum Informativo (Information Memorandum) de fecha 12 de diciembre de 2002, respecto del Acreditado.

     "Mexico" significa los Estados Unidos Mexicanos.

     "Norma Legal" significa, respecto de cualquier Persona, cualquier ley, reglamento, circular, tratado, decreto, o cualquier orden o sentencia emitida por cualquier tribunal, panel arbitral u otra Autoridad Gubernamental, en cada caso aplicable a dicha Persona o a cualquiera de sus bienes o ingresos.

     "Notificacion de Cambio de Control" tendra el significado que se le atribuye en la Clausula 3.04 del presente Contrato.

     "Notificacion de Disposicion" tendra el significado que se le atribuye en la Clausula 2.02(a) del presente Contrato.

     "Obligacion por Arrendamientos" significa, respecto de cualquier Persona, la obligacion de dicha Persona de conformidad con cualquier arrendamiento (incluyendo, sin limitacion, un arrendamiento que pueda ser terminado por el arrendatario en cualquier momento) relacionado con cualquier activo (ya sea un bien inmueble, un bien mueble o una combinacion de dichos bienes) que no origine Obligaciones por Arrendamientos Financieros, sin incluir arrendamientos conforme a los cuales dicha Persona sea el arrendador.

     "Obligaciones por Arrendamientos Financieros" significa, con respecto a cualquier Persona, las obligaciones de dicha Persona de pagar renta u otras cantidades conforme a cualquier arrendamiento (o cualquier otro convenio que otorgue el derecho de uso) de bienes muebles y/o inmuebles, cuyas obligaciones se deban clasificar y contabilizar como arrendamientos de capital en el balance de dicha Persona conforme a los PCGA y que, para efectos de este Contrato, la cantidad de dichas obligaciones sera la cantidad capitalizada de las mismas determinada conforme a los PCGA.

     "Obligaciones por Operaciones Derivadas" significa, con respecto a cualquier Persona, todas las obligaciones de dicha Persona respecto de cualquier Contrato de Cobertura. Para los propositos del presente, el "riesgo de credito" en cualquier momento, de cualquier Persona respecto de cualquier las Obligacion por Operaciones Derivadas sera la suma total de las cantidades netas pagaderas por vencimiento o liquidacion en dicho momento, si dichas cantidades fueren pagaderas en dicho momento (excluyendo multas y cantidades extraordinarias).

     "Obligadas Solidarias" tendra el significado que se le atribuye en el proemio del presente Contrato.

     "Obligados" significa el Acreditado, las Obligadas Solidarias y las
Fiadoras.

     "Operacion de Venta y Arrendamiento" significa, respecto de cualquier Persona, cualquier operacion en la cual dicha Persona, directa o indirectamente, este obligada como arrendatario o como garante o fiador respecto de cualquier arrendamiento, ya sea mediante una Obligacion por Arrendamientos de Capital o una Obligacion por Arrendamientos, sobre cualquier activo (i) que dicha Persona hubiere vendido o enajenado, o que estuviere en el proceso de vender o enajenar, a cualquier otra Persona o (ii) que dicha Persona pretende utilizar para los mismos propositos que cualquier otro activo que hubiere sido vendido o enajenado por dicha Persona a cualquier otra Persona en relacion con dicho arrendamiento.

     "Pagares" tendra el significado que se le atribuye en la Clausula 2.05 del presente.

     "Pago de Dividendos" realizado por cualquier Persona, significa el pago de cualquier dividendo (en efectivo o en especie), u otro pago o distribucion a cuenta de, o la separacion de dinero para un fondo de reserva u otro fondo analogo, o la compra, amortizacion, retiro u otra adquisicion de, cualquier accion de cualquier clase de acciones del capital social de dicha Persona o de cualesquier derechos de adquisicion de la misma (o la realizacion de cualquier pago a cualquier Persona, tales como pagos de "acciones fantasma" ("phantom stock"), en donde la cantidad del pago es calculada en relacion con el valor justo de mercado o el valor del capital de dicha Persona), pero excluyendo los dividendos pagaderos unicamente en acciones comunes del capital social de dicha Persona.

     "PCGA" significa (i) respecto de cada Obligada Solidaria de nacionalidad mexicana y de los estados financieros consolidados de Vitro Plan, los principios de contabilidad generalmente aceptados en Mexico que se encuentren en vigor, (ii) respecto de cada Obligada Solidaria de nacionalidad norteamericana, los principios de contabilidad generalmente aceptados en los Estados Unidos de America que se encuentren en vigor, y (iii) respecto de cualquier otra Obligada Solidaria o Fiadora, los principios de contabilidad generalmente aceptados en la jurisdiccion de la constitucion de dicha Obligada Solidaria o Fiadora que se encuentren en vigor.

     "Periodo de Intereses" significa cada periodo de veintiocho (28) dias calendario, con base en el cual se calcularan los intereses que devengue la suma principal insoluta de los Creditos, en el entendido que (i) el primer Periodo de Intereses iniciara en la

Fecha de Disposicion y terminara el ultimo dia del mes calendario en que se haga la Disposicion; y (ii) cada uno de los Periodos de Intereses siguientes comenzara el ultimo dia del Periodo de Intereses inmediato anterior y terminara el ultimo dia del mes calendario correspondiente a dicho Periodo de Intereses.

     "Persona" significa, una persona fisica, persona moral, sociedad, corporacion, fideicomiso, sociedad en participacion, sociedad de responsabilidad limitada, sociedad irregular, asociacion (joint venture), o cualquier otra entidad o Autoridad Gubernamental, o cualquier otra entidad con personalidad juridica propia.

     "Pesos" y "$" significa Pesos, la moneda en curso legal de Mexico.

     "Pilkington" significa Pilkington PLC, una sociedad de nacionalidad inglesa.

     "Razon de Cobertura de Intereses" significa, en cualquier momento, la razon de (i) el UAFIRDA Consolidado del Acreditado para el periodo de cuatro trimestres fiscales consecutivos del Acreditado que hubiere terminado mas recientemente a (ii) los Gastos por Intereses Consolidados del Acreditado para el mismo periodo.

     "Razon de Deuda a UAFIRDA" significa, al ultimo dia de cualquier trimestre fiscal del Acreditado, la razon de (i) la Deuda Total Consolidada del Acreditado en dicha fecha a (ii) el UAFIRDA Consolidado del Acreditado para el periodo de cuatro trimestres consecutivos del Acreditado terminado en dicha fecha.

     "Restricciones Existentes" tendra el significado que se la atribuye a las restricciones descritas en el Anexo G del presente.

     "SAR" significa el Sistema de Ahorro para el Retiro.

     "SHCP" significa la Secretaria de Hacienda y Credito Publico.

     "Solvente" significa, respecto de cualquier Persona en cualquier momento, que (a) el valor justo de los bienes propiedad de dicha Persona sea mayor a la cantidad total de sus pasivos (incluyendo sin limitacion alguna, pasivos contingentes) de dicha Persona, (b) el valor justo de mercado presente de los bienes propiedad de dicha Persona no sea menor que la cantidad que sera requerida para el pago de los posibles pasivos de dicha Persona de sus deudas en cuanto estas se conviertan en pagaderas y exigibles, (c) dicha Persona no tiene la intencion y no cree, incurrir en deudas u obligaciones mas alla de sus posibilidades de pago, cuando dichas deudas y obligaciones sean pagaderas,
(d) dicha Persona no sea parte de un negocio y que no vaya a ser parte de un negocio para el cual los bienes de dicha Persona puedan constituir un capital sumamente pequeno y (e) dicha Persona no este, o se presuma que esta, en incumplimiento generalizado de sus obligaciones de pago conforme a la Ley General de Concursos Mercantiles.

     "Subsidiaria" de cualquier Persona, significa cualquier sociedad u otra entidad de la cual dicha Persona y/o cualquier Subsidiaria de dicha Persona, directa o indirectamente, sea propietaria de, o controle, mas del 50% (cincuenta por ciento) de las Acciones con Derecho a Voto.

     "Subsidiaria de Co-Inversion" significa cualquier Subsidiaria de Vitro Plan en la cual una o mas Personas, en conjunto, que no sean Afiliadas del Acreditado o de cualquier Obligada Solidaria o Fiadora sean titulares, directa
o indirectamente, el 35% de las Acciones con Derecho a Voto.

     "Subsidiaria No Obligada" significa (i) cualquier Subsidiaria de Co-Inversion y (ii) cualquier Subsidiaria que haya sido adquirida por cualquier Obligado despues de la fecha del presente Contrato, que este limitada por cualquier contrato (distinto a un contrato celebrado en anticipacion a dicha adquisicion) para garantizar las obligaciones del Acreditado conforme al presente Contrato.

     "Subsidiaria Relevante" significa, en cualquier momento, cualquier Subsidiaria del Acreditado que (i) contabilice durante los cuatro trimestres fiscales terminados mas recientes del Acreditado, mas del 5% (cinco por ciento) de las ventas netas o del 5% (cinco por ciento) del UAFIRDA Consolidado del Acreditado y sus Subsidiarias consolidadas, sobre una base consolidada, o (ii) detente, el ultimo dia de dicho trimestre fiscal, mas del 5% (cinco por ciento) de los activos totales de Vitro Plan y sus Subsidiarias consolidadas, sobre una base consolidada, cuyos calculos seran determinados de conformidad con los PCGA.

     "Tasa de Interes" tendra el significado que se le atribuye en la Clausula
3.02 (a) de este Contrato.

     "Tasa de Interes Moratoria" tendra el significado que se le atribuye en la Clausula 3.02 (c) del presente Contrato.

     "Tasa TIIE" significara, para cada Periodo de Intereses, la Tasa de Interes Interbancaria de Equilibrio a plazo de cuatro (4) semanas publicada por el Banco de Mexico en el Diario Oficial de la Federacion el primer dia del Periodo de Intereses correspondiente, en el entendido que, en caso que el primer dia del Periodo de Intereses no sea un Dia Habil, la tasa sera aquella publicada el Dia Habil inmediato anterior a la fecha de inicio de dicho Periodo de Intereses.

     "UAFIRDA Consolidado" significa, con respecto a cualquier Persona y para cualquier periodo, con respecto a dicha Persona y sus Subsidiarias consolidadas de acuerdo a bases consolidadas, la suma (sin duplicar) de (i) la Utilidad de Operacion Consolidada mas (ii) depreciacion y amortizacion mas
(iii) otros cargos que no sean en efectivo, en la medida en que los mismos se hubieren deducido para calcular la Utilidad de Operacion Consolidada; en el entendido que Vitro AFG se excluira para efectos del calculo del UAFIRDA Consolidado, si conforme a lo establecido en la definicion de Deuda, la Deuda consolidada del Acreditado, las Obligadas Solidarias y las Fiadoras se reduce en EUA$30,000,000 (treinta millones de Dolares), de la Deuda consolidada de Vitro AFG.

     "Utilidad de Operacion Consolidada" significa, respecto de cualquier Persona y para cualquier periodo, la utilidad de operacion de dicha Persona y sus Subsidiarias consolidadas, de acuerdo a bases consolidadas, determinada de conformidad con los PCGA.

     "Venta de Activos" para cualquier Persona significa cualquier venta, arrendamiento, u otra enajenacion de activos, sin incluir el Pago de Dividendos, la realizacion de pagos respecto de cualquier Deuda de dicha Persona o el deposito de fondos en cuentas de deposito o la inversion de fondos de conformidad con operaciones de administracion de efectivo en el curso normal de sus actividades o el otorgamiento de Gravamenes permitidos de conformidad con el presente.

     "Vitro" significa Vitro, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico.

     "Vitro AFG" significa Vitro AFG, S.A. de C.V., una sociedad constituida de conformidad con las leyes de Mexico.


     CLAUSULA SEGUNDA. APERTURA DE CREDITO.

         2.01 Apertura de Credito Simple.

         (a) Sujeto a los terminos y condiciones establecidas en el presente Contrato, cada una de las Acreditantes conviene en poner a disposicion del Acreditado, creditos (cada uno, un "Credito" y conjuntamente, los "Creditos") por un monto total que no excedera de $627,628,000.00 (seiscientos veintisiete millones seiscientos veintiocho mil Pesos), cantidad en la que no se encuentran comprendidos los intereses, comisiones y gastos que se generen en relacion con los Creditos. Cada una de las

Acreditantes estara obligada a otorgar su respectivo Credito, unicamente hasta por la cantidad indicada frente a su denominacion en el Anexo A del presente Contrato.

     (b) Los Creditos seran dispuestos por el Acreditado conforme a lo estipulado en la Clausula 2.02 siguiente.

     (c) El Acreditado utilizara los recursos de los Creditos exclusivamente para (i) pagar Deuda, (ii) prestarlos a ciertas de sus Subsidiarias con el fin de que las mismas paguen Deuda, y (iii) pagar gastos y comisiones relacionados con el presente Contrato. Ninguna de las Acreditantes tendra responsabilidad alguna respecto al uso que se de a los recursos de cualquier Credito.

     2.02 Forma de Disposicion de los Creditos. (a) Los Creditos seran dispuestos por el Acreditado, y seran desembolsados al Acreditado en una sola exhibicion (la "Disposicion"). La Disposicion se podra realizar en cualquier Dia Habil, dentro de los diez (10) dias siguientes a la firma del presente Contrato (la "Fecha de Disposicion"), siempre y cuando el Acreditado haya entregado una notificacion al Agente, debidamente firmada por un Funcionario Responsable del Acreditado, y en la cual se especifique el monto de la Disposicion y la Fecha de Disposicion (la "Notificacion de Disposicion"), con al menos tres (3) Dias Habiles de anticipacion a la Fecha de Disposicion.

     (b) La Disposicion estara sujeta al cumplimiento de las condiciones que para la realizacion de la Disposicion se establecen en la Clausula Sexta del presente Contrato y habiendose entregado a las Acreditantes los Pagares descritos en la Clausula 2.05 siguiente. La Disposicion sera realizada por cada Acreditante hasta por la cantidad indicada frente a su denominacion en el Anexo A del presente Contrato, y solo hasta por el monto total de los Creditos mencionado en la Clausula 2.01 (a).

     (c) Para efectos de la ministracion de los Creditos, las Acreditantes abonaran los montos que les correspondan a la cuenta No. 870/56028-8 (a nombre de "UOCC Empresarial") en Banco Nacional de Mexico, S.A. y (ii) el Agente abonara los montos correspondientes a la cuenta que mantenga el Acreditado con el Agente (la "Cuenta del Contrato").

     2.03 Comisiones. El Acreditado debera pagar (i) a las Acreditantes, las comisiones que en documento por separado se convenga con dichas Acreditantes y
(ii) al Agente, los gastos razonables y documentados derivados de la preparacion, negociacion y firma de este Contrato. El Acreditado autoriza que las Acreditantes y/o el Agente deduzcan del monto del Credito, los montos relativos al pago de dichas comisiones y gastos.

     2.04 No Desembolso; Obligaciones Independientes. Aun cuando se hubieren cumplido las condiciones que se establecen en la Clausula Sexta para la realizacion de la Disposicion, en el caso de que cualquier Acreditante no hubiere desembolsado oportunamente los fondos que le correspondan, el Acreditado conviene que se podra reducir el monto total de los Creditos a otorgarse al Acreditado en la Fecha de Disposicion, por un monto igual al monto que no haya sido desembolsado por las Acreditantes, sin responsabilidad para el Agente ni las demas Acreditantes. El Acreditado se reserva todos los derechos en contra de cualquier Acreditante que hubiese incumplido y podra ejercer las acciones que le correspondan en contra de la Acreditante que no hubiere desembolsado los fondos necesarios. En el caso de que el Acreditado haya suscrito un Pagare en favor de la Acreditante que no realice el desembolso correspondiente, el Agente solicitara de inmediato la devolucion de dicho Pagare y la Acreditante de que se trate tendra la obligacion de devolver de inmediato al Acreditado dicho Pagare debidamente cancelado, aun cuando no haya recibido solicitud alguna al respecto, en cuyo caso, el Acreditado no tendra ninguna obligacion frente a la Acreditante que hubiese incumplido. Las cantidades pagaderas por el Acreditado a cualquiera de las Acreditantes, en cualquier momento, de conformidad con el presente Contrato y los Pagares, se consideraran deudas separadas e independientes, y cada Acreditante sujeto a los terminos del Contrato entre Acreedores, tendra derecho a ejercer sus derechos individuales que resulten del presente Contrato y de los Pagares, independientemente de las demas Acreditantes, excepto en la medida que este Contrato (o el Contrato entre Acreedores) disponga que el ejercicio de algun derecho requiere el consentimiento de la Mayoria de las Acreditantes o de todas las Acreditantes y excepto si asi se requiere, no sera necesario el consentimiento de las otras Acreditantes o del Agente para obtener el pago de cualesquier cantidades vencidas.

     2.05 Pagares. La Disposicion se realizara, conforme a lo dispuesto en la Clausula 2.02, y contra la entrega por el Acreditado a cada una de las Acreditantes, a traves del Agente, de un pagare no negociable suscrito por el Acreditado, las Obligadas Solidarias y las Fiadoras, como avalistas, a traves de sus respectivos apoderados legalmente facultados, cuyo pagare se sujetara al formato establecido en el Anexo H del presente Contrato (en lo sucesivo, el "Pagare" y, en conjunto, los "Pagares"), por el importe de la Disposicion correspondiente a cada Acreditante. En caso de discrepancia entre los terminos del presente Contrato y los Pagares, el presente Contrato prevalecera.

     CLAUSULA TERCERA. PAGOS DE PRINCIPAL E INTERESES.

     3.01 Amortizacion de los Creditos. El Acreditado pagara a las Acreditantes, a traves del Agente, la suma principal de los Creditos, en ocho
(8) amortizaciones semestrales y consecutivas (cada una, una "Fecha de Pago de Principal" y la ultima Fecha de Pago de Principal, la "Fecha de Vencimiento"), siendo la primera de estas el dia que sea seis (6) meses despues de la Fecha de Disposicion y las subsecuentes el dia que sea seis (6) meses despues de la Fecha de Pago de Principal inmediata anterior. En cada Fecha de Pago de Principal, el Acreditado pagara el porcentaje de la suma principal insoluta de los Creditos desembolsados bajo el presente, equivalente al porcentaje que para dicha Fecha de Pago de Principal, se establece en la siguiente tabla:

     Fecha de Pago del Principal           Porcentaje              Cantidad

                   6                           5%                 31,381,400
                  12                           5%                 31,381,400
                  18                           10%                62,762,800
                  24                           10%                62,762,800
                  30                           15%                94,144,200
                  36                           15%                94,144,200
                  42                           20%                125,525,600
                  48                           20%                125,525,600

     3.02 Intereses. (a) El Acreditado pagara a las Acreditantes, a traves del Agente, sin necesidad de previo requerimiento, intereses ordinarios sobre la suma principal insoluta de los Creditos durante cada Periodo de Intereses, desde la Fecha de Disposicion hasta la Fecha de Vencimiento, a una tasa de interes anual que sera igual a la Tasa TIIE aplicable a cada Periodo de Intereses, mas el Margen Aplicable (la "Tasa de Interes").

     (b) Los intereses seran pagaderos el ultimo Dia Habil de cada Periodo de Intereses (cada una, una "Fecha de Pago de Intereses"); en el entendido que la ultima Fecha de Pago de Intereses debera ocurrir precisamente en la Fecha de Vencimiento. Cada Periodo de Intereses que termine en un dia que no sea un Dia Habil terminara el Dia Habil inmediato anterior, calculandose en todo caso los intereses respectivos por el numero de dias efectivamente transcurridos hasta la Fecha de Pago de Intereses respectiva. Cualquier Periodo de Intereses que terminaria despues de cualquier Fecha de Pago de Principal o de la Fecha de Vencimiento terminara precisamente en dicha Fecha de Pago de Principal o en la Fecha de Vencimiento, respectivamente.

     (c) En caso de mora en el pago de cualquier cantidad pagadera bajo el presente Contrato o los Pagares (exceptuando intereses ordinarios), se causaran intereses moratorios sobre la cantidad vencida y no pagada de los Creditos desde la fecha en que dicho pago debio realizarse, hasta su pago total, a una tasa anual igual a la que resulte de sumar 200 (doscientos) puntos base a la Tasa de Interes aplicable durante el periodo en que ocurra y continue el incumplimiento (la "Tasa de Interes Moratoria").

     (d) Inmediatamente despues de la determinacion de cualquier tasa de interes al amparo del presente, o cualquier cambio de la misma de conformidad con este Contrato, el Agente notificara dicha determinacion o cambio, por escrito a las Acreditantes y al Acreditado (sin limitar los requerimientos de la Clausula 12.02 de que todas las notificaciones se hagan por escrito). Cada determinacion realizada por el Agente de la tasa de interes, de conformidad con el presente Contrato sera vinculativa y obligatoria para todos los efectos que haya lugar, salvo que exista un error evidente.

     3.03 Pagos Anticipados Opcionales. (a) El Acreditado podra realizar pagos anticipados de principal respecto de los Creditos, previo aviso irrevocable por escrito entregado al Agente con por lo menos tres (3) Dias Habiles de anticipacion. Los pagos anticipados incluiran los intereses devengados conforme a los Creditos hasta la fecha de pago anticipado. Todo pago anticipado parcial debera realizarse por una cantidad minima de $50,000,000.00 (cincuenta millones de pesos 00/100 M.N.) y por encima de dicha cantidad, en multiplos de $10,000,000.00 (diez millones de pesos 00/100 M.N.). Los pagos anticipados que se realicen al amparo de esta Clausula se aplicaran a disminuir el principal en orden inverso a su vencimiento. Las cantidades que se paguen anticipadamente no podran volver a ser dispuestas por el Acreditado.

     (b) Todos los pagos anticipados realizados conforme a esta Clausula 3.03 seran aplicados a pro rata entre los acreedores conforme al Contrato de Credito en Dolares y las Acreditantes conforme a este Contrato, tomando como base las cantidades de principal insolutas pagaderas a cada una de ellas, de conformidad con el Contrato entre Acreedores.

     3.04 Pagos Anticipados Obligatorios. El Acreditado entregara a las Acreditantes una notificacion escrita (la "Notificacion de Cambio de Control") dentro de los cinco (5) Dias Habiles a partir de la fecha en que ocurra cualquier Cambio de Control y el Acreditado debera, dentro de los treinta (30) Dias Habiles posteriores a la entrega de dicha Notificacion de Cambio de Control, pagar anticipadamente el saldo principal insoluto de los Creditos, conjuntamente con los intereses devengados y no pagados, asi como con cualquier otra cantidad pagadera por el Acreditado de conformidad con este Contrato.

     CLAUSULA CUARTA. PAGOS, ETC.

     4.01 Lugar y Forma de Pago. (a) El Acreditado efectuara todos los pagos de principal, intereses, comisiones y cualquier otra suma pagadera respecto de los Creditos, libres de impuestos, derechos, contribuciones, retenciones, deducciones, cargas o cualquier otra responsabilidad fiscal pagaderas bajo las leyes, reglamentos y demas disposiciones legales aplicables en Mexico, sin compensacion alguna, en fondos inmediatamente disponibles, antes de las 13:00 horas (hora de la Ciudad de Mexico, Distrito Federal, Mexico) del dia en que venza el pago de que se trate. Lo anterior no sera aplicable respecto del impuesto sobre la renta o impuestos similares pagaderos por las Acreditantes o cualquier cesionario, participante o adquirente de sus derechos conforme a este Contrato sobre sus ingresos o activos totales conforme a las leyes, reglamentos y demas disposiciones legales aplicables en Mexico. Dichos pagos se realizaran a traves de la Cuenta del Contrato o de cualquier otra cuenta que el Agente le notifique al Acreditado con por lo menos cinco (5) Dias Habiles de anticipacion, en Pesos. El Acreditado en este acto autoriza al Agente a retirar de la Cuenta del Contrato, las cantidades pagaderas por el Acreditado conforme a lo dispuesto en este Contrato. Salvo que se establezca de otra forma en este Contrato, el Agente, el mismo Dia Habil en que reciba un pago del Acreditado en los terminos de esta Clausula, distribuira a cada Acreditante la porcion que le corresponda (determinada conforme a lo dispuesto en el Anexo A), de cada pago del Acreditado que el Agente hubiere recibido; el Agente no tendra la obligacion de llevar a cabo ninguna de dichas distribuciones, sino hasta que efectivamente hubiere recibido el pago que corresponda del Acreditado (aun cuando fuere por una suma inferior a la que deberia haber recibido por el pago que corresponda).

     (b) En caso de que cualquier obligacion de pago del Acreditado venciere en un dia que no fuere un Dia Habil o en un dia que no exista en el mes calendario en el cual deba realizarse dicho pago, dicho pago debera hacerse el Dia Habil inmediato anterior.

     4.02 Pagos a Pro Rata. Excepto que se disponga expresamente de forma distinta en el presente Contrato (a) cada pago o pago anticipado de principal de los Creditos se aplicara a pro rata a las Acreditantes, de conformidad con las cantidades correspondientes de principal insolutas de los Creditos otorgadas por ellas; y (b) cada pago de intereses sobre los Creditos se aplicara a pro rata a las Acreditantes, de conformidad con las cantidades correspondientes de intereses respecto de los Creditos vencidos a dicha fecha y pagaderos a cada una de ellas.

     4.03 Calculos. Los intereses ordinarios que se devenguen bajo el presente Contrato, se calcularan por los dias efectivamente transcurridos sobre la base de un ano de trescientos sesenta (360) dias, incluyendo el primero de dichos dias pero excluyendo el ultimo.

     CLAUSULA QUINTA. INCREMENTO EN COSTOS, ETC.


     5.01 Incremento en Costos. (a) Si con posterioridad a la fecha de este Contrato entrare en vigor o se modificare cualquier Norma Legal aplicable a cualquier Acreditante o a su casa matriz, a cualquiera de sus oficinas encargadas de la administracion y del fondeo de los Creditos o se cambiare la interpretacion por cualquier Autoridad Gubernamental de cualquier Norma Legal, y como consecuencia de cualquiera de los hechos anteriores aumentare el costo para dicha Acreditante de hacer o mantener vigentes los Creditos, o disminuyeren las cantidades recibidas o a recibirse por tal Acreditante (y siempre y cuando dicho costo o reduccion es considerado importante por dicha Acreditante), el Acreditado pagara a dicha Acreditante, a solicitud de esta, dentro de los cinco (5) Dias Habiles siguientes a la fecha en que reciba dicha solicitud, las cantidades adicionales que se requieran para compensar a tal Acreditante por dicho aumento en el costo o disminucion de ingresos, en el entendido que esta Clausula 5.01(a) no sera aplicable si el incremento en costos o la disminucion de ingresos se deben a cualquier acto tomado por cualquier autoridad reguladora en virtud del detrimento de la situacion financiera o el nivel de capitalizacion de la Acreditante correspondiente.

     (b) Si cualquier Acreditante ha determinado que posteriormente a la fecha del presente Contrato, la implementacion de cualquier Norma Legal relacionada con sus niveles de capitalizacion o cualquier cambio al respecto, o cualquier cambio en la interpretacion o administracion de los niveles de capitalizacion, por cualquier Autoridad Gubernamental a cargo de la interpretacion o administracion de los mismos, o cualquier requerimiento respecto a los niveles de capitalizacion (ya sea que tenga o no fuerza de ley) de dicha Autoridad Gubernamental, que tenga o pudiera tener como efecto el reducir la tasa de retorno en el capital de dicha Acreditante (o su matriz), como consecuencia de las obligaciones de dicha Acreditante conforme al presente, o su Credito o Creditos, a un nivel inferior al que dicha Acreditante (o su matriz) hubiera alcanzado debida a la adopcion de dicho cambio, requerimiento u orden, por una cantidad que sea razonablemente considerada como importante, en dicho caso, dentro de los 15 dias posteriores a dicho requerimiento (el cual se referira a la Norma Legal correspondiente detallada razonablemente) por dicha Acreditante, el Acreditado pagara a dicha Acreditante dicha cantidad o cantidades adicionales para efectos de compensar a la Acreditante (o a su matriz) por dicha reduccion; en el entendido que este inciso (b) no se considerara aplicable a ninguna reduccion incurrida por una Acreditante en la medida que dicha accion regulatoria se haya tomado en razon de un cambio material significativo en la condicion financiera o la capitalizacion de dicha Acreditada.

     (c) Cada Acreditante notificara al Acreditado de manera oportuna cualquier circunstancia que pudiera causar que el Acreditante tuviere derecho al pago de cantidades adicionales conforme a esta Clausula 5.01, cuya notificacion describira dicha circunstancia. Antes de realizar dicha notificacion, cada una de las Acreditantes se obliga a hacer su mejor esfuerzo para evitar un caso de aumento en costos o disminucion de ingresos, en caso de que todo esto fuere posible, exclusivamente a traves de un cambio de sus oficinas administradoras de los Creditos y si esto no resultare en costo alguno para la Acreditante que corresponda; en el entendido que dicha Acreditante no tendra la obligacion de hacer tales esfuerzos si determinare que le son desventajosos. Para determinar dicha cantidad, dicha Acreditante podra usar cualquier metodo razonable para promediar y atribuir, siempre y cuando dichos metodos sean consistentes con el tratamiento que da dicha Acreditante a clientes similares al Acreditado, con los que tenga celebrados acuerdos similares. No obstante alguna disposicion en contrario establecida en los incisos (a) y (b) anteriores, ninguna Acreditante estara facultada a solicitar o reclamar respecto a eventos que ocurran con mas de 180 dias de anterioridad a la fecha en que dicha Acreditante notifique al Acreditado su solicitud de compensacion.

     (d) Si alguna de las Acreditantes solicita su compensacion de conformidad con esta Clausula 5.01, el Acreditado podra a su propio costo, mediante notificacion a dicha Acreditante y al Agente, solicitar a dicha Acreditante que ceda sin recurso (sujeto a las restricciones establecidas en la Clausula 12.06) todos sus derechos y obligaciones conforme a este Contrato, a un cesionario que asuma dichas obligaciones (cuyo cesionario podra ser otra Acreditante, si una Acreditante acepta dicha cesion); en el entendido que (i) dicha cesion estara sujeta a la aprobacion del Agente, (ii) dicha Acreditante debera haber recibido el pago total del principal insoluto de sus Creditos, intereses devengados, comisiones generadas y cualesquier otra cantidad pagadera a dicha Acreditante, conforme al presente Contrato, y (iii) que razonablemente se espere que dicha cesion tenga como resultado una reduccion en tal compensacion o pagos. Ninguna Acreditante estara obligada a llevar a cabo dicha cesion si, con anterioridad a la misma, como resultado de una renuncia realizada por dicha Acreditante o de cualquier otra manera, las circunstancias que otorguen al Acreditado el derecho a solicitar dicha cesion deja de aplicar.

     5.02 Falta de Cotizacion de Tasa TIIE. En caso de que el Banco de Mexico dejare de publicar la cotizacion de la Tasa TIIE, ya sea temporal o definitivamente, la tasa de interes sera calculada con base en aquella que el Banco de Mexico determine como sustituta de la Tasa TIIE. En el supuesto de que el Banco de Mexico no publique una tasa que sustituya a la Tasa TIIE, las Acreditantes y el Acreditado determinaran de buena fe, de comun acuerdo y por escrito la tasa sustituta correspondiente, en el entendido que:

     (1) durante el periodo comprendido entre la fecha en que deje de publicarse dicha cotizacion y la fecha en la que se publique la tasa sustituta, se vuelva a publicar la Tasa TIIE o las partes acuerden la tasa sustituta, la suma principal insoluta de los Creditos devengara intereses a la Tasa de Interes que haya sido aplicable durante el ultimo Periodo de Intereses;

     (2) si la Tasa TIIE dejare de publicarse por un periodo de mas de treinta
(30) dias naturales sin que el Banco de Mexico haya publicado una tasa sustituta y las Acreditantes y el Acreditado no llegan a un acuerdo respecto de la tasa sustituta dentro de dicho periodo, la tasa sustituta sera aquella tasa de mercado senalada por las Acreditantes que establezca un costo financiero similar al de la Tasa TIIE y que le notificaran al Acreditado a traves del Agente; y

     (3) cualquier tasa sustituta determinada conforme a los incisos (1) y (2) anteriores dejara de ser aplicable a partir del Periodo de Intereses siguiente a la fecha en que el Banco de Mexico publique nuevamente la Tasa TIIE o la tasa que la sustituya.

     5.03 Ilegalidad. No obstante cualquier otra disposicion en contrario en este Contrato, en caso de que en la fecha del presente o con posterioridad a la fecha de firma del presente, entrare en vigor o se modificare cualquier Norma Legal o se cambiare la interpretacion o modificacion de la misma, por alguna Autoridad Gubernamental y, como consecuencia de lo anterior, fuere ilegal que dicha Acreditante hiciere o mantuviere vigente su Credito, entonces notificara de inmediato al Acreditado (con copia para el Agente) que (a) el Credito de dicha Acreditante debera ser suspendido hasta en tanto pueda realizar y mantener Creditos bajo el presente y (b) si dicha Norma Legal asi lo ordena, los Creditos de dicha Acreditante tendran que ser pagados anticipadamente por el Acreditado, junto con los intereses devengados y no pagados y cualesquier otras cantidades pagaderas por el Acreditado conforme a este Contrato, en o antes de la fecha establecida por dicha Norma Legal; en el entendido, sin embargo que, si no es ilegal para dicha Acreditante mantener sus Creditos hasta el ultimo dia del Periodo de Intereses vigente, dicho pago se llevara a cabo en dicha fecha; en el entendido, ademas de que la Acreditante correspondiente usara sus mejores esfuerzos a su exclusiva discrecion y juicio, para evitar o minimizar el efecto de dicha Norma Legal, sin incurrir en costos importantes o gastos o consecuencias legales en su propio detrimento. En caso de que los efectos de dicha Norma Legal no puedan evitarse o minimizarse conforme a esta Clausula 5.03, el Acreditado podra, si no existe y continua ningun Incumplimiento, a su exclusiva costa y esfuerzo, mediante notificacion a la Acreditante y al Agente, requerir a dicha Acreditante para que ceda y delegue (sujeto a las restricciones establecidas en la Clausula 12.06) todos sus derechos y obligaciones conforme al presente Contrato, a un cesionario que asuma dichas obligaciones (cuyo cesionario se convertira en otra Acreditante, si el cesionario acepta dicha cesion); en el entendido que
(i) dicha cesion tendra que estar sujeta a la previa aprobacion del Agente,
(ii) dicha Acreditante tendra que haber recibido el pago total de la cantidad insoluta de principal de sus Creditos, los intereses devengados y las comisiones debidas, asi como cualesquier otras cantidades pagaderas conforme a este Contrato, y (iii) se espere que dicha cesion resulte en una reduccion de dicha compensacion o pagos. Una Acreditante no sera requerida para que lleve a cabo dicha cesion y delegacion, si previo a dicha cesion, como resultado de una renuncia de dicha Acreditante, o de cualquier otra forma, las circunstancias que facultan al Acreditado para solicitar dicha cesion y delegacion dejaron de aplicar.

     5.04 Cargos y Costos. (a) En caso de que se haga un pago anticipado en una Fecha de Pago de Intereses, el Acreditado no estara obligado a pagar comision o penalidad alguna. En caso de que se haga un pago anticipado en una fecha distinta a una Fecha de Pago de Intereses, el Acreditado pagara los cargos por rompimiento de fondeo a cada Acreditante, simultaneamente con el pago anticipado correspondiente, en el entendido que dicha Acreditante debera entregar al Acreditado un documento en el cual se describan razonablemente los calculos para obtener la cantidad total de dichos cargos.

     (b) En el caso de que el Acreditado no realice cualquier pago anticipado que hubiere notificado al Agente en la fecha programada para el mismo, el Acreditado pagara a las Acreditantes, tan pronto como le sea solicitado, cualquier costo o gasto en que haya incurrido cualquier Acreditante en relacion con dicho pago anticipado, previa comprobacion por parte de la Acreditante respectiva.

     5.05 Impuestos.

     (a) Todos los pagos de principal e intereses, asi como de cualquier otra cantidad pagadera de conformidad con el presente Contrato y los Pagares, deberan hacerse libres de impuestos, conforme a la Clausula 4.01 (a).

     (b) Los Obligados se obligan, conjunta o separadamente, a indemnizar a las Acreditantes por cualquier responsabilidad fiscal en la que pudieran incurrir en caso de que el Acreditado no pagare en forma correcta u oportuna cualesquier impuestos relacionados con cualquier pago realizado conforme al presente.

     CLAUSULA SEXTA. CONDICIONES SUSPENSIVAS.

     6.01 Condiciones Suspensivas. La obligacion de cada Acreditante de poner a disposicion del Acreditado los Creditos conforme al presente Contrato, y el derecho del Acreditado de realizar la Disposicion, estan sujetos a las siguientes condiciones suspensivas, en el entendido que si la Mayoria de las Acreditantes determinan, y notifican al Agente, que ha ocurrido un evento o circunstancia, desde el 31 de diciembre de 2001, que tenga un Efecto Significativo Adverso o (ii) que ha ocurrido un evento importante, desde el 31 de diciembre de 2001, en la situacion politica, economica o financiera de Mexico o de los Estados Unidos de America o en el mercado bancario o de valores en Mexico, las Acreditantes no tendran la obligacion de otorgar los Creditos. Las condiciones que a continuacion se enlistan tendran que ser satisfechas, a mas tardar el dia 5 de marzo de 2003:

     (A) Que el Agente haya recibido los siguientes documentos, en forma y fondo razonablemente satisfactorios para el Agente:

     (i) el presente Contrato, firmado por todas las partes del mismo;

     (ii) evidencia de la creacion de la Cuenta de Reserva de Efectivo, en los terminos y condiciones establecidos en el Contrato de Credito en Dolares;

     (iii) el Contrato entre Acreedores, firmado por todas las partes del mismo;

     (iv) El Contrato de Comunicaciones, firmado por todas las partes del mismo;

     (v) copias de cualesquier autorizaciones o consentimientos de cualquier Autoridad Gubernamental o de cualquier tercero que fueren necesarias en relacion con la firma y cumplimiento, por parte del Acreditado, las Obligadas Solidarias y las Fiadoras, del presente Contrato, los Pagares y los documentos relacionados con los mismos;

     (vi) copias certificadas de las escrituras publicas que contengan (1) los estatutos sociales vigentes del Acreditado y de las Obligadas Solidarias que fueren de nacionalidad Mexicana, (2) las resoluciones corporativas del Acreditado y de las Obligadas Solidarias que fueren de nacionalidad Mexicana respecto de la celebracion del presente Contrato y los documentos relacionados y (3) las facultades legales de los apoderados del Acreditado y de las Obligadas Solidarias que fueren de nacionalidad Mexicana que suscriban el presente Contrato y los Pagares;

     (vii) copias de los documentos en los que consten, respecto de las Obligadas Solidarias que tuvieren una nacionalidad distinta a la Mexicana, y las Fiadoras los estatutos o documentos similares, las resoluciones corporativas respecto de la celebracion del presente Contrato y las facultades de los apoderados de dichas Obligadas Solidarias y las Fiadoras;

     (viii) copias de los estados financieros consolidados y auditados del Acreditado al 31 de diciembre de 2001; y de cualquier otra informacion financiera que las Acreditantes soliciten en forma razonable;

     (ix) opinion legal emitida por Cantu y Estrada Abogados, S.C., asesor legal externo del Acreditado (cuya opinion tambien se referira a las Obligadas Solidarias constituidas en Mexico) en terminos sustanciales del formato adjunto al presente Contrato como Anexo I;

     (x) opinion legal emitida por Cravath, Swaine & Moore, asesor legal externo en Nueva York, de las Obligadas Solidarias constituidas de conformidad con las leyes de los Estados Unidos de America, en terminos sustanciales del formato adjunto al presente Contrato como Anexo J;

     (xi) opinion legal de Ritch, Heather y Mueller, S.C., asesor legal externo del Agente, en terminos aceptables para el Agente;

     (xii) opinion legal del asesor legal externo de las Obligadas Solidarias constituidas de conformidad con las leyes de Colombia, respecto a sus obligaciones contraidas conforme al presente Contrato, segun el Agente razonablemente lo requiera;

     (xiii) opinion legal del asesor legal externo de las Obligadas Solidarias constituidas de conformidad con las leyes de Guatemala, respecto a sus obligaciones contraidas conforme al presente Contrato, segun el Agente razonablemente lo requiera;

     (xiv) opinion legal del asesor legal externo de las Fiadoras, respecto a sus obligaciones contraidas conforme al presente Contrato, segun el Agente razonablemente lo requiera;

     (xv) opinion legal del asesor legal externo de las Obligadas Solidarias constituidas de conformidad con las leyes de Wisconsin, respecto a sus obligaciones contraidas conforme al presente Contrato, segun el Agente razonablemente lo requiera;

     (xvi) opinion legal emitida por Milbank, Tweed, Hadley & McCloy LLP, asesor legal externo en Nueva York, del Agente, en terminos substanciales del formato adjunto al presente Contrato como Anexo K;

     (xvii) copias certificadas de (i) el Contrato de Licencia de Tecnologia y Asistencia Tecnica, de fecha 19 de diciembre de 2001, celebrado entre IP Vitro Vidrio y Cristal, Ltd., Vitrocar, S.A. de C.V., como Otorgantes y Distribuidora Nacional de Vidrio, S.A. de C.V, Vitro Vidrio y Cristal, S.A. de C.V. y Vitro Automotriz, S.A. de C.V., como Licenciatario y (ii) el Convenio Modificatorio al Contrato de Licencia de Tecnologia y Asistencia Tecnica, en forma y contenido satisfactorios para el Agente, en el que se evidencie la subordinacion de los derechos de IP Vitro Vidrio y Cristal, Ltd. para recibir regalias bajo dicho Contrato de Licencia.

     (xviii) un certificado de cumplimiento pro forma en el que se establezca con razonable detalle que los calculos requeridos para determinar si el Acreditado cumplia con los requerimientos de la Clausula 9.01 (a), (b) y (c), al 31 de diciembre de 2002 y si los Creditos bajo el presente Contrato fueron reflejados sobre una base pro forma, en los estados financieros del Acreditado, para el ano fiscal terminado en dicha fecha.

     (xix) cualquier otro documento que el Agente o cualquiera de las Acreditantes solicite de forma razonable respecto de este Contrato y las operaciones contempladas en el mismo o que el Acreditado o cualquiera de las Obligadas Solidarias o las Fiadoras entregue o este obligado a entregar conforme al Contrato de Credito en Dolares.

     Asimismo,

     (B) que el Acreditado entregue la Notificacion de Disposicion, suscrita por un Funcionario Responsable del Acreditado, conforme a lo senalado en la Clausula 2.02(a) y que contenga las siguientes declaraciones:

     (i) no existe ningun Incumplimiento, ni resultara como consecuencia de la Disposicion; y

     (ii) las declaraciones realizadas por los Obligados en el presente Contrato son correctas y ciertas en la fecha de la Notificacion de Disposicion, salvo cuando dichas Declaraciones hagan referencia a fecha especifica, en cuyo caso deberan de haber sido ciertas en la fecha especifica mencionada;

     (C) que el Acreditado entregue en la Fecha de Disposicion a cada Acreditante (a traves del Agente), un Pagare por el importe de la Disposicion por el monto que corresponda a dicha Acreditante, legalmente suscrito por el Acreditado y por las

     Obligadas Solidarias y las Fiadoras en su caracter de avalistas conforme a lo senalado en la Clausula 2.05; y

     (D) que el Acreditado haya otorgado su autorizacion para deducir, del monto del Credito, los honorarios y gastos razonables y documentados incurridos por las Acreditantes y el Agente en relacion con la preparacion y firma de este Contrato, incluyendo, sin limitacion, los honorarios de los abogados mencionados en los incisos (xi) y (xvi) del parrafo (A) anterior, en el entendido que la factura relativa a dichos honorarios y gastos debera someterse con dos (2) Dias Habiles de anticipacion a la Fecha de Disposicion.

     CLAUSULA SEPTIMA. OBLIGACION SOLIDARIA Y FIANZA.

     7.01 Obligacion Solidaria. (a) En los terminos de los articulos 1987, 1988 y demas articulos aplicables del Codigo Civil Federal, asi como los articulos correlativos de los Codigos Civiles de otros Estados de la Republica Mexicana y del Distrito Federal, las Obligadas Solidarias asumen, solidariamente con el Acreditado, la obligacion de realizar todos y cualesquiera pagos de principal, intereses, comisiones y demas cantidades pagaderas conforme al presente Contrato y los Pagares, por lo que las Acreditantes podran exigir el pago de dichas cantidades indistintamente al Acreditado y/o a cualquiera de las Obligadas Solidarias en lo individual o en forma conjunta.

     Ademas de la obligacion solidaria asumida en la presente Clausula, las Obligadas Solidarias se obligan a suscribir todos los Pagares que deban suscribirse conforme al presente Contrato con el caracter de avalistas.

     Asimismo, en caso de que las Obligadas Solidarias realicen un pago por cuenta del Acreditado, se obligan a no repetir en contra del Acreditado y de la demas Obligadas Solidarias, segun sea el caso, sino hasta que las Acreditantes hayan recibido el pago de todas las cantidades que se les adeudaren conforme al presente Contrato y los Pagares.

     (b) No obstante las disposiciones del presente Contrato, Vidrios Templados Colombianos, S.A. podra pagar cualquier cantidad que este obligada a pagar conforme al presente Contrato, en Pesos de la Republica de Colombia; en el entendido que Vidrios Templados Colombianos, S.A. usara sus mejores esfuerzos para obtener todas las licencias, permisos y aprobaciones de cualesquier Autoridad Gubernamental Colombiana, segun sea necesario, para estar en posibilidad de llevar a cabo el pago de dichas cantidades en Pesos y si obtiene dicha licencia, permiso o aprobacion, proporcionara al Agente prueba de ello, en forma y contenido satisfactorios para el Agente.

     7.02 Fianza. Para garantizar el pago puntual (sea al vencimiento programado o anticipado) de todos y cualesquiera pagos de principal, intereses, comisiones y demas cantidades pagaderas conforme al presente Contrato y los Pagares, las Fiadoras se constituyen en fiadoras del Acreditado de conformidad con los Articulos 2794, 2795 y demas aplicables del Codigo Civil Federal y los correlativos de los demas estados de la Republica.

     (a) Las Fiadoras renuncian a los beneficios de orden, division y excusion previstos en los Articulos 2814, 2815, 2818, 2820, 2822, 2823 y 2827 y demas aplicables del Codigo Civil para el Distrito Federal.

     Esta fianza subsistira hasta que se haya pagado a las Acreditantes todo cuanto se les adeudare al amparo de este Contrato, incluyendo sus accesorios y demas consecuencias legales, aun cuando (i) las Fiadoras no puedan subrogarse en los derechos y privilegios de las Acreditantes por culpa o negligencia de estas; (ii) se conceda prorroga o espera al Acreditado sin consentimiento de las Fiadoras; (iii) las Acreditantes hagan quita al Acreditado y la obligacion principal quede sujeta a nuevos gravamenes o condiciones; (iv) las Acreditantes no requieran judicialmente al Acreditado por el incumplimiento de la obligacion principal dentro del mes siguiente a la expiracion del plazo, o al volverse exigible la deuda principal, las Fiadoras pidan a las Acreditantes que promuevan judicialmente dentro del plazo de un mes el cumplimiento de la obligacion y las Acreditantes no ejerciten sus derechos dentro del plazo mencionado, o si ya iniciado el juicio en uno u otro caso, dejare de promoverse sin causa justificada por mas de tres meses.

     En caso de que las Fiadoras se subrogaren en los derechos de alguna de las Acreditantes en virtud de algun pago realizado conforme a la presente fianza, las Fiadoras convienen en no ejercitar sus derechos contra el Acreditado en tanto no se hubiere pagado a las Acreditantes todo cuanto se les adeudare conforme a este Contrato.

     (b) No obstante lo dispuesto en contrario, en el presente Contrato, la responsabilidad de cada una de las Fiadoras al momento de pago, estara limitada a una cantidad que no excedera de la cantidad de las utilidades retenidas libremente distribuibles, de cada una de Tecnologia Vitro Vidrio y Cristal, Ltd. e IP Vitro Vidrio y Cristal Ltd., de conformidad con la legislacion Suiza.

     (c) El Acreditado declara que derivado de diversas disposiciones contenidas en las leyes de Suiza (incluyendo la practica de las cortes y autoridades y la interpretacion de la ley por la doctrina), no es conveniente para las Acreditantes ni para las Fiadoras que las Fiadoras, actuen como obligadas solidarias conforme a este Contrato; no obstante, el Acreditado y las Fiadoras se obligan a que, en caso de que cualquiera de dichas disposiciones legales deje de estar en vigor, las Fiadoras realizaran todos los actos que sean necesarios para convertirse en obligadas solidarias conforme a este Contrato, siempre que no se cause ningun perjuicio a ninguna de las partes de este Contrato.

     CLAUSULA OCTAVA. OBLIGACIONES DE HACER Y DE NO HACER.

     Mientras cualquier cantidad pagadera bajo el presente Contrato y los Pagares, permanezca insoluta, el Acreditado se obliga a lo siguiente:

     8.01 Conservacion de Existencia Corporativa; Libros y Registros y Derechos de Inspeccion. (a) El Acreditado conservara y mantendra, y hara que cada una de sus Subsidiarias conserven y mantengan, su existencia legal, derechos y licencias, que sean considerados relevantes para sus negocios. (b) El Acreditado mantendra en todos sus aspectos relevantes llevara, y hara que cada una de sus Subsidiarias mantenga en todos sus aspectos relevantes libros adecuados de registros y cuentas contables. (c) El Acreditado permitira, mediante aviso previo, que los representantes designados por escrito por el Agente o por cualquier Acreditante, inspeccionen y obtengan copias de los registros contables y los activos del Acreditado y discutan los negocios y operaciones con funcionarios del Acreditado, cuando el Agente y/o cualquiera de las Acreditantes lo solicite en forma razonable y sujeto, en todo caso, a mantener la informacion obtenida como informacion confidencial, durante dias y horas habiles, todo lo anterior a costa de las Acreditantes (salvo si hubiere ocurrido un Incumplimiento, en cuyo caso el Acreditado reembolsara los gastos y costos razonables y documentados en relacion con el ejercicio de dichos derechos de inspeccion). Nada de lo contenido en esta Clausula 8.01 limitara cualquier fusion, consolidacion o liquidacion permitidas de conformidad con la Clausula 8.08 o una Venta de Activos permitida conforme a la Clausula 8.13.

     8.02 Cumplimiento con Leyes, Pago de Obligaciones, Mantenimiento de Activos y Seguros. El Acreditado cumplira, y hara que cada una de sus Subsidiarias, cumpla, con todas las Normas Legales (incluyendo Leyes Ambientales) asi como con cualesquier ordenes, sentencias o requerimientos de cualquier Autoridad Gubernamental (incluyendo, sin limitacion, obligaciones relacionadas frente al IMSS, INFONAVIT y SAR) aplicables, salvo que el incumplimiento de las mismas no resulte en un Efecto Significativo Adverso. Asimismo, el Acreditado presentara, y hara que cada una de sus Subsidiarias presente, de forma oportuna, todas sus declaraciones fiscales y pagara, y hara que sus Subsidiarias paguen, de manera oportuna, sus impuestos, salvo por aquellos impuestos que se esten impugnando por procedimientos de buena fe y respecto de los cuales se hayan creado reservas de conformidad con los PCGA. El Acreditado cumplira, y hara que cada una de sus Subsidiarias cumpla, con todas sus obligaciones (salvo por aquellas obligaciones que no tuvieren un Efecto Significativo Adverso). El Acreditado mantendra, y hara que sus Subsidiarias mantengan, todos los activos necesarios para el buen funcionamiento de su empresa en buen estado de funcionamiento, salvo por el deterioro derivado de su uso normal. El Acreditado mantendra, y hara que cada una de sus Subsidiarias mantenga, seguros con companias de seguros reconocidas, por las cantidades y por la cobertura de riesgos que normalmente contraten companias involucradas en negocios similares a los del Acreditado y sus Subsidiarias, en Mexico o en el lugar que operen si este fuese distinto.

     8.03 Autorizaciones Gubernamentales. El Acreditado mantendra, y hara que cada una de sus Subsidiarias mantenga, en pleno vigor y efecto, todas las autorizaciones de, y registros ante, cualquier Autoridad Gubernamental que sean necesarios de conformidad con las leyes de Mexico (o las leyes que rijan su constitucion) para el cumplimiento de sus obligaciones de conformidad con este Contrato y para la validez o exigibilidad de este Contrato.

     8.04 Estados Financieros, Etc. El Acreditado entregara al Agente (con una copia para cada Acreditante):

     (a) tan pronto como sea posible, pero, en cualquier caso, dentro de los 120 (ciento veinte) dias naturales siguientes al cierre de cada ejercicio fiscal de cada Obligado, copias suficientes de los estados financieros auditados consolidados de cada Obligado correspondientes a dicho ejercicio fiscal, que incluyan el balance general, los estados de resultados, individuales y consolidados, de cambios en la situacion financiera y de variaciones en el capital contable de cada Obligado y de cada una de sus Subsidiarias consolidadas para dicho ejercicio fiscal, acompanados por (i) un dictamen emitido por la oficina de Mexico de Deloitte & Touche o por cualquier otro despacho de contadores publicos independientes de prestigio reconocido, en el caso del Acreditado y las Obligadas Solidarias de nacionalidad Mexicana y (ii) un dictamen emitido por un despacho de contadores publicos independientes de reconocido prestigio, en el caso de cualquier otro Obligado;

     (b) tan pronto como sea posible, pero, en cualquier caso, dentro de los 60 (sesenta) dias naturales siguientes al cierre de los 3 (tres) primeros trimestres de cada ejercicio fiscal de cada Obligado y sus Subsidiarias consolidadas, los estados financieros internos individuales y consolidados de cada Obligado y sus Subsidiarias consolidadas, que incluyan el balance general y los estados de resultados, de cambios en la situacion financiera y de variaciones en el capital contable correspondientes al periodo que inicia al termino del ejercicio fiscal inmediato anterior y que concluya al termino de dicho trimestre, certificados por cualquier Funcionario Responsable del Acreditado respecto a que fueron preparados de conformidad con los PCGA;

     (c) simultaneamente con la entrega de la informacion financiera mencionada en el inciso (b) anterior y en cualquier momento en que razonablemente lo solicite el Agente, el Acreditado entregara un certificado emitido por un Funcionario Responsable, en el formato del Anexo L de este Contrato, (i) declarando que, a la fecha de dicho certificado, no ha ocurrido ningun Incumplimiento (o declarando, en el caso de que haya ocurrido un Incumplimiento, las acciones que el Acreditado pretende tomar respecto a la misma) y (ii) en el caso del Acreditado, estableciendo razonable y detalladamente que los calculos requerido s para establecer si el Acreditado esta cumpliendo con los requerimientos de la Clausula 9.01 (a), (b) y (c) del presente Contrato en y a la fecha de dichos estados financieros;

     (d) tan pronto como sea posible, cuando un Funcionario Responsable tenga conocimiento de cualquier Incumplimiento, entregara una declaracion de un Funcionario Responsable del Acreditado que senale los detalles de dicho Incumplimiento y los actos que ha realizado y propone realizar el Acreditado respecto de la misma;

     (e) oportunamente, despues del inicio de cualquier litigio o procedimientos ante cualquier tribunal, Autoridad Gubernamental o panel arbitral que afecten al Acreditado o a cualquiera de sus Subsidiarias y que razonablemente se espere que pueda generar un Efecto Significativo Adverso; y

     (f) de manera periodica, toda la informacion relacionada con la situacion financiera y negocios del Acreditado y sus Subsidiarias, que el Agente o cualquiera de las Acreditantes le solicite de manera razonable o que sea proporcionada al Agente Administrativo del Contrato de Credito en Dolares.

     8.05 Preferencia en el Pago. El Acreditado realizara todos los actos necesarios para que, en todo momento, las obligaciones de pago del Acreditado y las obligaciones de las Obligadas Solidarias y las Fiadoras de conformidad con este Contrato y los Pagares tengan la misma preferencia de pago que la demas Deuda no subordinada y quirografaria del Acreditado y de las Obligadas Solidarias y de las Fiadoras.

     8.06 Operaciones con Afiliadas. El Acreditado no celebrara, y hara que cada una de sus Subsidiarias se abstenga de celebrar directa o indirectamente, operaciones con Afiliadas, salvo por (i) operaciones con cualquiera de sus Afiliadas celebradas en el curso normal de sus actividades y en condiciones de mercado que sean razonables y no menos favorables para el Acreditado o para cualquiera de sus Subsidiarias, segun sea el caso, que los que obtendria en una operacion comparable en terminos comerciales con una persona que no sea su Afiliada, (ii) operaciones celebradas por los Obligados entre si y (iii) Pagos de Dividendos permitidos conforme a la Clausula 8.17 del presente.

     8.07 Conduccion del Negocio. El Acreditado no cambiara en forma importante y hara que sus Subsidiarias no cambien en forma importante el tipo de actividades y negocios a los que actualmente se dedican y no cambiaran la naturaleza legal de su organizacion.

     8.08 Fusiones, Etc.. El Acreditado no se fusionara, consolidara, liquidara ni se disolvera ni enajenara una parte importante de sus activos, en una operacion o serie de operaciones, ni permitira que sus Subsidiarias se fusionen, consoliden, liquiden o disuelvan ni enajenen una parte importante de sus activos, en una operacion o serie de operaciones, (salvo por ventas de inventarios a precios de mercado en el curso normal de sus actividades), en el entendido que (a) el Acreditado podra fusionarse o consolidarse con otra Persona si, como resultado de dicha fusion o consolidacion, (i) el Acreditado es la sociedad fusionante y (ii) no ocurre un Incumplimiento y continua conforme a este Contrato, (b) cualquier Obligada Solidaria o Fiadora podra fusionarse con otra Obligada Solidaria o Fiadora, (c) cualquier Subsidiaria del Acreditado que no sea un Obligado podra fusionarse o consolidarse con otra Persona si, como resultado de la fusion, no ocurre un Incumplimiento y continua conforme a este Contrato, (d) cualquier Subsidiaria del Acreditado que no sea una Obligada Solidaria o Fiadora se podra liquidar o disolver si el Acreditado determina de buena fe que dicha liquidacion o disolucion resulta ser conveniente para el Acreditado y no es desventajosa en forma importante para las Acreditantes y (e) cualquier Obligada Solidaria, Fiadora o Subsidiaria del Acreditado podra escindirse, siempre y cuando transmita sus activos y pasivos al Acreditado o a cualquiera de las Obligadas Solidarias o Fiadoras.

     8.09 Pagos de Subsidiarias. El Acreditado no permitira que cualquiera de sus Subsidiarias celebre o asuma cualquier contrato o instrumento que le restrinja su capacidad de hacer Pagos de Dividendos, en el entendido que esta Clausula 8.09 no prohibira (i) restricciones comunes contenidas en contratos de co-inversion (joint ventures) con respecto a cualquier Subsidiaria de Co-Inversion o (b) la prorroga, sustitucion o renovacion de cualquier restriccion contractual de esa naturaleza existente en la fecha de firma del presente en terminos sustancialmente similares.

     8.10 Contratos de Cobertura. El Acreditado no celebrara, ni permitira que sus Subsidiarias celebren, Contratos de Cobertura, salvo por Contratos de Cobertura celebrados (i) en el curso normal de sus actividades para cubrir o mitigar riesgos a los cuales el Acreditado o cualquiera de sus Subsidiarias esten expuestos en el desarrollo de sus actividades o la administracion de sus pasivos y (ii) con fines distintos a los de especulacion.

     8.11 Gravamenes. El Acreditado no constituira, asumira ni permitira que exista Gravamen alguno sobre cualquiera de sus bienes e impedira que sus Subsidiarias constituyan, asuman o permitan que exista Gravamen alguno sobre cualquiera de sus respectivos bienes, ya sea que actualmente sean de su propiedad o que se adquieran con posterioridad a esta fecha, salvo por el Gravamen creado por VVP Syndication, Inc. sobre la Cuenta de Reserva de Efectivo conforme a la Clausula 12 del Contrato de Credito en Dolares y por los siguientes Gravamenes:

     (a) Gravamenes Permitidos;

     (b) Gravamenes creados con anterioridad a la fecha del presente Contrato y que se describen en el Anexo D de este Contrato;

     (c) Gravamenes sobre bienes del Acreditado o de cualquiera de sus Subsidiarias que garanticen Deuda del Acreditado o cualquiera de sus Subsidiarias incurrida con el proposito de financiar, parcial o totalmente (i) la adquisicion de materias primas, servicios y otros bienes, (incluyendo mediante creditos de habilitacion o avio), o (ii) la adquisicion, construccion
o mejora de activos fijos u otros bienes (incluyendo mediante creditos refaccionarios), siempre y cuando el Gravamen se constituya simultaneamente con la adquisicion, construccion o mejora o dentro de los noventa (90) dias siguientes a la misma;

     (d) Gravamenes sobre bienes que el Acreditado o cualquiera de sus Subsidiarias adquieran en el futuro, los cuales ya existian antes de la fecha de adquisicion de dichos activos (salvo si dichos Gravamenes se hubieran creado con motivo o como resultado de dicha adquisicion);

     (e) Gravamenes sobre bienes de una sociedad que se fusione con cualquier Obligado (salvo si dichos Gravamenes se hubieran creado con motivo o como resultado de dicha fusion);

     (f) Gravamenes sobre una cuenta que mantenga efectivo que garantice Deuda que se permita conforme a este Contrato, siempre y cuando el efectivo en dicha cuenta derive exclusivamente de dicho prestamo;

     (g) Gravamenes sobre cuentas por cobrar resultantes de operaciones de factoraje financiero respecto a dichas cuentas por cobrar, permitidas por la Clausula 8.13 del presente Contrato; y

     (h) Gravamenes (sobre activos distintos a acciones de dicha Persona) que no esten permitidos conforme a los parrafos anteriores, que garanticen cualesquier Deudas cuyo saldo principal insoluto en cualquier momento no exceda de EUA$35,000,000.

     8.12 Ejercicio Social. El Acreditado no cambiara, ni permitira que cualquiera de sus Subsidiarias cambie, el 31 de diciembre como la fecha de terminacion de su ejercicio social.

     8.13 Ventas de Activos; Inversiones en Subsidiarias que no son Obligadas Solidarias o Fiadoras. (a) Sin perjuicio de la limitacion contenida en el parrafo (b) siguiente, el Acreditado no realizara, directa o indirectamente, ni permitira que ninguna de sus Subsidiarias realice, directa o indirectamente, cualquier Venta de Activos de bienes que tengan un valor de mercado superior a los EUA$150,000,000 (ciento cincuenta millones de Dolares), en el entendido que los fondos netos obtenidos de cualquier Venta de Activos permitida conforme a esta Clausula 8.13 seran aplicados a pagar Deuda de los Obligados y en el entendido, ademas, que esta Clausula 8.13 no aplicara a:

     (i) ventas de inventarios en el curso normal de sus actividades a precios de mercado;

     (ii) Ventas de Activos de cualquier Obligado o otro Obligado;

     (iii) operaciones de factoraje financiero sobre cuentas por cobrar de conformidad con programas presentes o futuros por un monto de principal total que no exceda de EUA$75,000,000 (setenta y cinco millones de Dolares) o su equivalente en otras monedas;

     (iv) enajenaciones de activos obsoletos o que, en su opinion razonable, no sean utiles en las operaciones del Acreditado o sus Subsidiarias, en el entendido que los fondos netos de cualquiera de dichas enajenaciones deberan ser reinvertidos en las operaciones del Acreditado o la Subsidiaria correspondiente o utilizados para pagar

Deuda del Acreditado o la Subsidiaria correspondiente dentro de los treinta
(30) dias siguientes a dicha enajenacion; o

     (v) cualesquier Operaciones de Venta y Arrendamiento en la medida en que cualquier Gravamen para garantizar las obligaciones conforme a cualquier Operacion de Venta y Arrendamiento pueda crearse de conformidad con la Clausula 8.11(h) de este Contrato.

     (b) El Acreditado no realizara, ni permitira que sus Subsidiarias realicen, Inversiones en Subsidiarias que no son Obligadas Solidarias o Fiadoras, por montos totales superiores a EUA$50,000,000 (cincuenta millones de Dolares).

     8.14 Destino de los Fondos. El Acreditado utilizara los recursos derivados de Creditos exclusivamente para (i) pagar Deuda, (ii) prestarlos con el fin de que ciertas de sus Subsidiarias paguen Deuda de los Obligados, y
(iii) para pagar gastos y comisiones relacionados con el presente Contrato. Ninguna de las partes tendra responsabilidad alguna respecto al uso que se de a los recursos de los Creditos.

     8.15 Contrato de Comunicaciones. El Acreditado cumplira, y hara que los Obligados cumplan, con el Contrato de Comunicaciones.

     8.16 Pagos de Dividendos. El Acreditado no declarara ni realizara cualquier Pago de Dividendos si, al momento de dicha declaracion o pago, o como resultado de cualesquiera de los mismos, ha ocurrido u ocurre un Incumplimiento y continua.

     8.17 Estados Financieros de las Obligadas Solidarias Norteamericanas. (a) Vitro America Inc. entregara al Agente, dentro de los sesenta (60) dias siguientes a la fecha en que se cumplan las condiciones establecidas en la Clausula Sexta de este Contrato, copias suficientes de los estados financieros auditados de cada Obligada Solidaria de nacionalidad Norteamericana al 31 de diciembre de 2002 y 31 de diciembre de 2001, conjuntamente con un dictamen sobre los mismos emitido por un despacho de contadores de reconocido prestigio internacional, y (b) Super Sky International, Inc. Super Sky Products, Inc y Super Sky Constructors, Inc. entregaran al Agente, dentro de los noventa (90) dias siguientes a la fecha en que se cumplan las condiciones establecidas en la Clausula Sexta de este Contrato, copias suficientes de sus estados financieros auditados al 31 de diciembre de 2002 y 31 de diciembre de 2001, conjuntamente con un dictamen sobre los mismos emitido por un despacho de contadores de reconocido prestigio internacional.


     CLAUSULA NOVENA. OBLIGACIONES ADICIONALES DEL ACREDITADO.

     9.01 Obligaciones Adicionales del Acreditado. Mientras cualquier cantidad pagadera bajo el presente Contrato y los Pagares permanezca insoluta, el Acreditado se obliga a lo siguiente:

     (a) Capital Contable Consolidado.

     (b) Razon de Cobertura de Intereses. .

     (c) Razon de Deuda a UAFIRDA.

     (d) Ciertas Obligaciones Respecto de Subsidiarias. En caso de que el Acreditado adquiera o constituya una nueva Subsidiaria, se obliga a tomar inmediatamente las acciones que sean necesarias para que dicha Subsidiaria se convierta en una "Obligada Solidaria" conforme a este Contrato y como avalista conforme a los Pagares, y a entregar cualesquier certificaciones u opiniones similares a las entregadas conforme a la Clausula 6.01 de este Contrato o documentacion que razonablemente solicite el Agente, en el entendido que este parrafo (d) no aplicara con respecto a Subsidiarias No Obligadas.

     (e) Titularidad de Acciones. El Acreditado sera en todo momento, titular, directa o indirectamente, del 100% (cien por ciento) de las Acciones con Derecho de Voto de cada una de las Obligadas Solidarias y las Fiadoras.

     CLAUSULA DECIMA. CAUSAS DE VENCIMIENTO ANTICIPADO.

     10.01 Causas de Vencimiento Anticipado. A solicitud de la Mayoria de las Acreditantes, el Agente podra dar por vencido anticipadamente el plazo para el pago del importe insoluto de los Creditos y sus accesorios (obligandose el Acreditado, las Obligadas Solidarias y las Fiadoras, en tal caso, al pago del monto total insoluto de los Creditos, las accesorios), mediante declaracion por escrito entregada al Acreditado, a las Obligadas Solidarias y las Fiadoras, en cualquiera de los siguientes casos (cada uno de dichos eventos, una "Causa de Vencimiento Anticipado"), en el entendido que en el caso de las Causas de Vencimiento Anticipado senaladas en los parrafos (f) y (g) a continuacion, los Creditos y sus accesorios venceran anticipadamente de manera automatica sin necesidad de notificacion o accion alguna de ninguna parte y que, en todos los casos no habra necesidad de demanda, resolucion o diligencia judicial de cualquier naturaleza, a las cuales, el Acreditado, las Obligadas Solidarias y las Fiadoras renuncian expresamente:

     (a) Si el Acreditado no realiza a su vencimiento cualquier pago de principal de cualquier Credito o cualquier pago anticipado de cualquier Credito, cuando sea requerido por el presente, o si no realiza cualquier pago de intereses, comisiones u otras cantidades pagaderas conforme al presente Contrato, cualquier Pagare o cualquier otro documento relacionado con los mismos conforme a cualquier Credito dentro de los 3 (tres) Dias Habiles siguientes a la fecha en que el pago debio realizarse; o

     (b) Si cualquier declaracion o certificacion hecha, o que se considere hecha, por el Acreditado o las Obligadas Solidarias o las Fiadoras en el presente Contrato, o que este contenida en cualquier otro documento relacionado con el presente Contrato (o cualquier modificacion o suplemento de los mismos), o cualquier certificado proporcionado a cualquier parte, de conformidad con el presente Contrato, resulte ser incorrecta o falsa en cualquier aspecto importante, en la fecha en la cual fue hecha; o

     (c) Si cualquier Obligado, o cualquiera de sus Subsidiarias incumple en el pago de principal o de intereses a su vencimiento (ya sea en la fecha programada de vencimiento, o de otra manera), respecto de cualquier Deuda, si dicha Deuda es equivalente, individualmente o en conjunto, a una suma principal de EUA.$10,000,000.00 (o su equivalente en otras monedas) o mas ("Deuda Relevante") o si incurre en incumplimiento o causa de vencimiento anticipado conforme a cualquier contrato o instrumento que documente o este relacionado con dicha Deuda Relevante, si el efecto de dicho incumplimiento o causa de vencimiento anticipado es acelerar el vencimiento respectivo o permitir al acreedor o acreedores de dicha Deuda Relevante o al agente que actue en su representacion, acelerar el vencimiento respectivo o requerir el pago anticipado obligatorio o la amortizacion respectiva; o

     (d) Si cualquiera del Acreditado, las Obligadas Solidarias o las
Fiadoras: (i) incumple con cualquiera de sus obligaciones establecidas en las Clausulas 8.01(a) (con respecto a la conservacion y mantenimiento de la existencia corporativa del Acreditado, las Obligadas Solidarias y las Fiadoras), 8.03, 8.04, 8.05, 8.07, 8.08, 8.11, 8.13, 8.14, 8.16 o 8.17 y la
Clausula Decima del presente Contrato; o (ii) si el Acreditado o cualquier Obligada Solidaria o Fiadora deja de cumplir con cualesquiera de sus demas obligaciones conforme al presente Contrato (distinta a las obligaciones establecidas en esta Clausula 10.01(a) y en el inciso (i) de este parrafo (d)) y dicho incumplimiento permanece sin ser subsanado por 30 (treinta) dias naturales a partir de la entrega al Acreditado, de la notificacion por escrito de dicho incumplimiento, realizada por el Agente o por cualquier Acreditante; o

     (e) Si cualquier Obligado o cualquiera de sus Subsidiarias Relevantes admite por escrito su incapacidad, o no tiene la capacidad, para pagar sus deudas a su vencimiento; o

     (f) Si cualquier Obligado o cualquiera de sus Subsidiarias Relevantes (i) solicita o consiente el nombramiento de un sindico, conciliador, liquidador o fiduciario respecto de todos o una parte importante de sus bienes, (ii) lleva a cabo una cesion general de sus bienes, en beneficio de sus acreedores, (iii) presenta una solicitud buscando obtener ventajas bajo cualquier ley relacionada con quiebra, insolvencia, concurso mercantil, reorganizacion, liquidacion, disolucion, reestructura de deudas o procedimiento similar o (iv) implementa cualquier accion corporativa para llevar a cabo cualesquiera de las acciones establecidas anteriormente; o

     (g) Si se inicia un procedimiento en contra de cualquier Obligado, o cualquiera de sus Subsidiarias Relevantes relativo a (i) su reorganizacion, liquidacion, disolucion o cualquier procedimiento similar, (ii) el nombramiento de un custodio, liquidador, conciliador, sindico o fiduciario o funcionario similar respecto de todos o una parte importante de sus bienes o
(ii) algun procedimiento similar bajo cualquier ley, relacionado con quiebra, concurso mercantil, insolvencia, reorganizacion o reestructuracion, y dicho procedimiento permanece vigente por un periodo de 90 (noventa) dias o si se dicta una sentencia de declaracion de quiebra o concurso mercantil conforme a la Ley de Concursos Mercantiles, respecto a cualquier Obligado o Subsidiaria Relevante; o

     (h) Si se dicta cualquier sentencia o sentencias respecto del pago de dinero por un monto total que exceda individualmente o en conjunto, la cantidad de EUA$10,000,000 (diez millones de dolares de los Estados Unidos de America) o su equivalente en otras monedas, en contra de cualquier Obligado o cualquiera de sus Subsidiarias, y dicha sentencia o sentencias no son anuladas dentro de los 45 (cuarenta y cinco) dias naturales siguientes a la fecha en que fueren dictadas, salvo que sean adecuadamente garantizadas o esten siendo impugnadas de forma diligente mediante procedimientos apropiados, y en su caso, no se hayan embargado los activos respectivos; o si cualquier Obligado o cualquiera de sus Subsidiarias dejare de cumplir con sus obligaciones de pago de las cuotas del IMSS, INFONAVIT o SAR y dichos pagos exceden, individualmente o en conjunto, de EUA$10,000,000 (o su equivalente en otras monedas), salvo que dichas obligaciones de pago esten siendo apeladas de buena fe, conforme a procedimientos apropiados, cuyos procedimientos tengan como consecuencia el prevenir la perdida o venta de las bienes de dicho Obligado o Subsidiaria; o

     (i) (w) Si cualquier Autoridad Gubernamental de Mexico impone cualquier restriccion para hacer pagos de Deuda denominada en Pesos, o (x) si cualquier Autoridad Gubernamental de Mexico nacionaliza, toma posesion, interviene o de cualquier otra forma expropia, todos o una parte importante de los bienes de cualquier Obligado (con o sin pago de indemnizacion), o (y) si una Autoridad Gubernamental de Mexico lleva a cabo acciones, incluyendo, sin limitacion a la declaracion de moratoria en pagos de cualquier Deuda, que tenga un efecto adverso en (i) el pago de los Creditos o (ii) el calendario de pagos del Acreditado conforme al presente Contrato o los Pagares; o (z) si cualquier Obligado participa o lleva a cabo acciones para participar en cualquier credito relacionado con la reestructuracion de su Deuda Relevante o la modificacion de las divisas en las cuales se tiene que llevar a cabo el pago de sus obligaciones; o

     (j) Si cualquier Obligado o cualquiera de sus Subsidiarias se fusiona, consolida, liquida, escinde o disuelve, o vende, transfiere o en cualquier otra forma dispone de (en una o en varias operaciones) todos o una parte importante de sus bienes, salvo por lo expresamente permitido conforme a las Clausulas 8.08 y 8.13 del presente Contrato; o

     (k) Si el presente Contrato o cualquier Pagare son invalidos o si las obligaciones del Acreditado o de cualquiera de los Obligados conforme a dichos documentos se convierten en ilegales, o si la garantia constituida conforme a la Seccion 12 del Contrato de Credito en Dolares deja de ser una garantia en primer lugar y grado.

     CLAUSULA DECIMA PRIMERA. EL AGENTE.

     11.01 Agente; Mayorias. (a) Cada una de las Acreditantes en este acto nombra a Banco Nacional de Mexico, S.A., integrante del Grupo Financiero Banamex como el "Agente", autorizandolo para que actue en su nombre y por su cuenta de conformidad con este Contrato y, en los casos en que su actuacion no estuviere prevista en este Contrato, segun le instruyere expresamente y por escrito. No obstante lo anterior, el Agente no perdera su caracter de Acreditante en terminos de este Contrato y tendra el derecho de actuar como cualquier otro Acreditante.

     (b) Salvo por lo establecido en la Clausula 12.04, cualquier decision que las Acreditantes deban tomar como grupo en terminos de este Contrato (incluyendo, de manera enunciativa mas no limitativa, la declaracion del vencimiento anticipado de los Creditos conforme a la Clausula Decima), debera tomarse por la Mayoria de las Acreditantes.

     (c) El Agente quedara exonerado de cualquier responsabilidad, si actuare en los terminos de este Contrato o siguiendo las instrucciones escritas de los Acreditantes. El Agente no tendra la obligacion de supervisar la actuacion de los Obligados ni de verificar, estudiar o revisar cualquier comunicacion que reciba de los Obligados, o de un tercero en relacion con este Contrato.

     (d) Las Acreditantes convienen en indemnizar y sacar en paz y a salvo, en funcion de su porcentaje de participacion en los Creditos (excluyendo el Credito otorgado por el Agente), al Agente por cualquier dano o perjuicio que sufriere el Agente en relacion con actos u omisiones tomados al amparo del presente Contrato, salvo que tales danos o perjuicios fueren el resultado de la culpa grave, dolo o mala fe del Agente.

     (e) El Agente puede renunciar a su cargo en cualquier momento, mediante notificacion al respecto a las Acreditantes y al Acreditado y el Agente puede ser removido de su cargo, en cualquier momento, con o sin causa, por la Mayoria de las Acreditantes. Si el Agente renuncia o es removido, la Mayoria de las Acreditantes tendran derecho a designar a un Agente sucesor, el cual debera ser una Acreditante. Si no se ha nombrado un Agente sucesor por la Mayoria de las Acreditantes y han transcurrido treinta (30) dias despues de la notificacion del Agente de su renuncia o de la remocion del Agente por la Mayoria de las Acreditantes, la renuncia del Agente sera valida y (1) el Agente sera liberado de sus responsabilidades y obligaciones conforme al presente y al Contrato entre Acreedores y (2) la Mayoria de las Acreditantes cumpliran con las responsabilidades del Agente (y todos los pagos y comunicaciones que se disponga que sean realizados por o a traves del Agente, tendran que ser realizados mediante o por cada Acreditante, directamente) hasta que la Mayoria de las Acreditantes designe a un agente sucesor, segun se establecio anteriormente. Una vez aceptada la designacion como Agente por un Agente sucesor, dicho Agente sucesor tendra todos los derechos, poderes, privilegios, y responsabilidades del Agente saliente y el Agente saliente sera liberados de sus responsabilidades y obligaciones bajo el Contrato de Control de Cuenta, excepto en la medida que dicha responsabilidad resulte de actuaciones previas. No obstante lo anterior, la remocion del Agente sera valida hasta que todas las cantidades insolutas y debidas a ese momento, sean pagadas en su totalidad al Agente saliente. Despues de la renuncia o remocion de un Agente, las disposiciones de esta Clausula 11 continuaran en vigor para su beneficio, respecto a cualesquier acciones tomadas u omitidas mientras el Agente saliente estaba actuando como Agente.

     (f) El Acreditado pagara al Agente los honorarios que hubieren convenido ambas partes en documento por separado.

     (g) Siempre y cuando se haya declarado una Causa de Vencimiento Anticipado conforme a las reglas previstas en el inciso (b) anterior, las Acreditantes aceptan que cualquier accion que se llegue a promover por las Acreditantes en contra del Acreditado o de las Obligadas Solidarias o de las Fiadoras derivadas del incumplimiento de sus obligaciones al amparo del presente Contrato o los Pagares, se promoveran de manera individual por cada una de ellas salvo que la totalidad de las Acreditantes acuerden lo contrario, en el entendido que ninguna Acreditante asumira responsabilidad alguna con relacion a las acciones llevadas a cabo por los demas Acreditantes en lo individual.

     (h) No se considerara que el Agente tiene conocimiento o noticia de un Incumplimiento (distinto a la falta de pago de principal o de intereses de los Creditos), a menos que el Agente haya recibido una notificacion de una Acreditante o del Acreditado especificando dicho Incumplimiento y estableciendo que dicha notificacion es una "Notificacion de Incumplimiento". En caso de que el Agente reciba una Notificacion de Incumplimiento, el Agente notificara de inmediato a las Acreditantes y al Agente de Garantias. El Agente (sujeto a la Clausula 11.07 del presente) llevara a cabo las acciones pertinentes con respecto a dicho Incumplimiento, segun sea instruido por la Mayoria de las Acreditantes, en el entendido que, a menos que el Agente haya recibido dichas instrucciones, el Agente podra (pero no estara obligado a) tomar dichas acciones o a abstenerse de tomarlas, con respecto a dicho Incumplimiento si lo considera aconsejable para salvaguardar los derechos de las Acreditantes, excepto en la medida que este Contrato expresamente requiera que se lleve a cabo o se abstenga de llevar a cabo acciones unicamente con el consentimiento o con la previa autorizacion de la Mayoria de las Acreditantes.

     (i) Cada Acreditante ha realizado su propio analisis crediticio del Acreditado, las Obligadas Solidarias y las Fiadoras y se baso en la documentacion e informacion que considero apropiada, sin depender del analisis del Agente o de los Estructuradores Lideres Conjuntos o de cualquier otra Acreditante y decidio celebrar el presente Contrato, independientemente de, y sin respaldarse en, el Agente u otra Acreditante y basandose en los documentos e informacion que considero apropiados y continuara haciendo su propio analisis y decisiones para llevar a cabo, o no, acciones conforme a este Contrato, los Pagares, o cualquier otro documento relacionado con los Creditos. El Agente no tendra el derecho ni la obligacion de obtener informacion respecto del cumplimento de las obligaciones del Acreditado y las Obligadas Solidarias conforme al presente Contrato, los Pagares o cualquier otro documento a que se hace referencia en ellos, o de inspeccionar los bienes
o libros del Acreditado, las Obligadas Solidarias o de las Fiadoras, de manera distinta a la prevista en el presente Contrato. Salvo por notificaciones, reportes y otros documentos e informacion que deben ser proporcionados por el Agente a las Acreditantes conforme a este Contrato, el Agente no tendra obligacion o responsabilidad alguna de proporcionar a las Acreditantes, informacion de credito o de cualquier tipo, relacionada con los asuntos, condicion financiera o negocios del Acreditado, de cualquiera de las Obligadas Solidarias o de las Fiadoras que el Agente tenga en su poder.

     (j) Salvo por los actos expresamente contemplados en el presente Contrato
o en cualquier otro documento relacionado con el mismo, que deben ser llevados a cabo por el Agente, en todos los demas casos, el Agente estara absolutamente justificado para abstenerse de actuar, a menos que tenga la seguridad de que las obligaciones de indemnizar de las Acreditantes conforme a la Clausula 11.01(d) seran cumplidas a su satisfaccion, respecto de cualesquier responsabilidades y gastos en los que el Agente pueda incurrir como consecuencia de dicha accion. Ninguna disposicion de este Contrato obligara al Agente a utilizar sus recursos o a incurrir en responsabilidades en virtud del ejercicio de sus funciones conforme al presente Contrato.

     CLAUSULA DECIMA SEGUNDA. MISCELANEOS.

     12.01 Renuncias. Si cualquier Acreditante, o las Acreditantes como grupo, no ejercieren o se demoraran en el ejercicio de cualquier derecho o privilegio conforme a los Pagares o el presente Contrato, no debera considerarse, por ese hecho, que la Acreditante, las Acreditantes o el Agente, segun sea el caso, han renunciado al ejercicio de sus derechos. Asimismo, cualquier ejercicio total o parcial de cualquier derecho o privilegio conforme a los Pagares o el presente Contrato no impedira cualquier futuro ejercicio de estos o el ejercicio de cualquier otro derecho o privilegio. Los recursos establecidos en el presente Contrato, no excluyen las disposiciones presentes o futuras de la legislacion aplicable.

     12.02 Notificaciones. (a) Para efectos del presente Contrato, cada parte senala como su domicilio para recibir notificaciones el siguiente:

El Agente:

Direccion:

         Av. Roble No. 701
         Edificio Quimmco, Piso 5
         Col. Valle del Campestre
         Garza Garcia, N.L.
         Mexico, CP 66260
         Att: Jesus Servando Cantu
         Tel: (81) 1226 8505
         Fax: (81) 1226 8560

El Acreditado:


Direccion:

         Av. Ricardo Margain Zozaya No. 444
         Col. Valle del Campestre
         Garza Garcia, Nuevo Leon
         Mexico C 66265
         Atn. Director General Juridico
         Tel.: (81) 8863 1262
         Fax:  (81) 8863 1372

Las Obligadas Solidarias:

Direccion:

         Av. Ricardo Margain Zozaya No. 444
         Col. Valle del Campestre
         Garza Garcia, Nuevo Leon
         Mexico C 66265
         Atn. Vitro Plan, S.A. de C.V. / Director General Juridico
         Tel.: (81) 8863 1262
         Fax:  (81) 8863 1372

Las Fiadoras:

Direccion:

         Av. Ricardo Margain Zozaya No. 444
         Col. Valle del Campestre
         Garza Garcia, Nuevo Leon
         Mexico C 66265
         Atn. Vitro Plan, S.A. de C.V. / Director General Juridico
         Tel.: (81) 8863 1262
         Fax:  (81) 8863 1372



Las Acreditantes:

La direccion indicada en las paginas de firma de este Contrato.

     (b) Todos los avisos y notificaciones que se realicen al amparo del presente Contrato se enviaran por escrito y surtiran efectos en el momento en que las mismas sean entregadas al destinatario, y, en el caso de notificaciones por facsimil, al momento en que las mismas se transmitan y se obtenga confirmacion de transmision.

     (c) Mientras no se notifique por escrito un cambio de domicilio, los avisos, notificaciones y demas diligencias judiciales y extrajudiciales que se hagan en los domicilios indicados, surtiran plenamente sus efectos. Cualesquiera notificaciones a las Obligadas Solidarias y a las Fiadoras se podran entregar al Acreditado y surtiran plenamente sus efectos.

     12.03 Gastos e Indemnizacion, Etc. (a) El Acreditado pagara al Agente y a las Acreditantes, cualquier costo o gasto razonable y debidamente documentado, incluyendo costos y gastos de abogados externos del Agente y de las Acreditantes, en que incurran por la preparacion y celebracion de este Contrato, cualquier Pagare o cualquier otro contrato o documento que se celebre o suscriba conforme al presente. El Acreditado otorga su autorizacion para deducir, del monto del Credito, cualesquier gastos y honorarios razonables y documentados de abogados, en que se incurran por cualquier modificacion al presente Contrato, cualquier Pagare o cualquier otro contrato
o documento que se celebre conforme al presente, asi como cualquier costo o gasto razonable y debidamente justificado, si los hubiere, en relacion con el cumplimiento o a la ejecucion del presente Contrato y los Pagares, salvo que se establezca lo contrario en el presente Contrato.

     (b) El Acreditado conviene en indemnizar a las Acreditantes y al Agente y a sus respectivos consejeros, funcionarios, empleados, abogados y agentes y sacarlos en paz y a salvo de cualesquier perdidas, responsabilidades, reclamaciones, danos o gastos incurridos por ellos, que resulten de cualquier litigio o procedimiento (incluyendo amenazas de litigios o procesos) relacionados con los Creditos o con el destino de los fondos por parte del Acreditado, incluyendo, pero sin limitarse a, honorarios y gastos de abogados, incurridos en relacion con dicho litigio o proceso (pero excluyendo cualesquier perdidas, responsabilidades, reclamaciones danos o gastos derivados exclusivamente de la culpa grave o negligencia de la Persona con derecho a ser indemnizada, segun se determine por sentencia firme dictada por un tribunal competente).

     12.04 Modificaciones, Etc. Cualquier modificacion al presente Contrato, los Pagares o cualquier otro documento relacionado con el presente, unicamente se considerara valida si la misma fuere hecha por escrito firmado por las Acreditantes, el Acreditado, las Obligadas Solidarias y las Fiadoras.

     Cualquier modificacion al presente Contrato, los Pagares o cualquier otro documento relacionado con el presente debera ser autorizada por la Mayoria de las Acreditantes, salvo que dicha modificacion sea con relacion a alguno de los aspectos siguientes, en cuyo caso dicha modificacion debera ser autorizada por las Acreditantes que representen el 100% (cien por ciento) de los Creditos insolutos:

     (i) la modificacion del monto total de los Creditos;

     (ii) la modificacion de las Fechas de Pago de Intereses, las Fechas de Pago de Principal o la Fecha de Vencimiento o la fecha de pago de cualquier otra cantidad pagadera conforme a este Contrato;

     (iii) la reduccion en el monto insoluto de los Creditos, o de cualquier otra manera reducir las cantidades pagaderas por el Acreditado conforme al presente Contrato y los Pagares;

     (iv) la reduccion de la tasa de interes sobre el monto principal de los Creditos;

     (v) la modificacion del Anexo A o de la participacion de cada una de las Acreditantes en los Creditos y del derecho de cada uno de dichos Acreditantes a recibir los pagos proporcionales que le corresponden conforme al presente Contrato y los Pagares;

     (vi) la modificacion del inciso (b) de la Clausula 12 del Contrato de Credito en Dolares y esta Clausula 12.04; y

     (vii) la modificacion a las disposiciones de la Clausula 6.01 del presente Contrato o la renuncia a cualquier condicion suspensiva establecida en dicha Clausula.

     Cualquier modificacion al presente Contrato, los Pagares o cualquier otro documento relacionado con el presente con relacion a las obligaciones, responsabilidades o facultades del Agente, deberan ser autorizadas por el Agente.

     12.05 Sucesores y Cesionarios. Este Contrato sera obligatorio y vinculara a las partes del presente y a sus respectivos sucesores y cesionarios permitidos.

     12.06 Cesiones y Participaciones.

     (a) Cada Acreditante queda facultada para ceder, participar o en cualquier otra forma negociar, aun antes del vencimiento de este Contrato o de cualquier Pagare, los Creditos otorgados al amparo del presente Contrato y de cualquier Pagare, previo aviso por escrito al Acreditado, a las Obligadas Solidarias y a las Fiadoras. Para efectos de lo establecido en esta Clausula, el cesionario, participante o adquirente tendra que ser una institucion de credito mexicana residente en Mexico para efectos fiscales (mas no un establecimiento en el extranjero de instituciones de credito mexicanas).

     (b) Cualquier cesion parcial (distinta a una cesion a favor de otra Acreditante) debera realizarse por una cantidad minima de $20,000,000 (veinte millones de Pesos) y, por encima de dicha cantidad, en multiplos de $10,000,000 (diez millones de Pesos).

     (c) El Acreditado se obliga, a solicitud de la Acreditante que corresponda, a sustituir cualquier Pagare emitido conforme al presente Contrato, en caso de que dicha Acreditante asi lo requiera con motivo de cesiones o participaciones hechas conforme a la presente Clausula. No obstante lo anterior, el Acreditado no tendra obligacion de realizar dicha sustitucion si no es contra la entrega del Pagare a ser sustituido o mediante una resolucion de autoridad competente.

     (d) Dichas cesiones o participaciones no constituiran novacion alguna de los Creditos. A partir de cualquiera de dichas cesiones o negociaciones, el cesionario o participante autorizado sera considerado como una "Acreditante" para efectos de este Contrato y la documentacion relacionada.

     (e) Si cualquier Acreditante hiciere, o tuviere la intencion de hacer, una cesion, participacion o descuento parcial o total de la porcion que le corresponda del Credito, en los terminos de la presente Clausula, dicho Acreditante podra pedir, y el Acreditado estara obligado, a su costo, a intercambiar el Pagare suscrito y entregado, por uno o varios nuevos Pagares por montos de principal menores pero que, en conjunto, sean por un monto de principal igual al monto principal insoluto del Pagare intercambiado; en el entendido que los costos y gastos legales de cualquier cesionario, participante o adquirente relacionados con dicha cesion, participacion o negociacion seran responsabilidad de dicho cesionario, participante o adquirente. No obstante lo anterior, el Acreditado no tendra obligacion de realizar dicha sustitucion si no es contra la entrega del Pagare a ser intercambiado o mediante una resolucion de autoridad competente.

     (f) Ni el Acreditado, ni las Obligadas Solidarias, ni las Fiadoras podran ceder sus derechos ni sus obligaciones al amparo de este Contrato o los Pagares, salvo con el consentimiento previo y por escrito de todas las Acreditantes.

     (g) Ninguno de las Acreditantes podra transferir, o de otra forma negociar los Creditos o los Pagares, en forma distinta a lo que expresamente se establece en este Contrato.

     12.07 Supervivencia de las Obligaciones. Las obligaciones del Acreditado de conformidad con las Clausulas 5.01, 5.04, 5.05 y 12.03 (sujeto a las limitaciones establecidas en la Clausula 12.03(b)) del presente y las obligaciones de las Acreditantes conforme a la Clausula 11.01(d) del presente Contrato, continuaran en vigor aun despues del pago de los Creditos y, en el caso de que cualquier Acreditante ceda sus derechos de conformidad con el presente Contrato, continuaran en vigor despues de dicha cesion, en el caso de que cualquier evento o circunstancia que ocurra antes de la fecha efectiva de dicha cesion, no obstante que dicha Acreditante que deje de ser una "Acreditante" de conformidad con el presente Contrato. Ademas, cada declaracion realizada en este Contrato o en cualquier documento relacionado con el mismo, continuara vigente despues de que se haga.

     12.08 Encabezados. Los encabezados de cada una de las Clausulas del presente Contrato son unicamente para fines de referencia y no afectaran la interpretacion del mismo.

     12.09 Ejemplares. El presente Contrato sera firmado en 12 (doce) ejemplares y todos en su conjunto se consideraran como un solo contrato. Un ejemplar de copias firmadas por cada una de las partes sera entregada al Acreditado y al Agente.

     12.10 Legislacion Aplicable. Este Contrato sera regido por, e interpretado de conformidad con, las leyes de Mexico.

     12.11 Jurisdiccion y Competencia. Para todo lo relativo a la interpretacion y cumplimiento de las obligaciones derivadas de este Contrato y los Pagares, las partes se someten a la jurisdiccion y competencia de los tribunales ubicados en el Distrito Federal, renunciando a cualquier otro fuero que, por domicilio presente o futuro, o por cualquier otra causa, les pudiera corresponder.

     12.12 Obligatoriedad. En caso de que cualquier disposicion del presente sea declarada nula por cualquier tribunal competente, las partes acuerdan que dicha invalidez no afectara la validez y exigibilidad de las demas disposiciones del presente Contrato.

     12.13 Informacion Crediticia. (a) Con el objeto de dar cumplimiento a lo que dispone la Ley para Regular las Sociedades de Informacion Crediticia, el Acreditado en esta misma fecha entrega al Agente una carta de autorizacion debidamente firmada por su(s) apoderado(s), la cual se adjunta al presente como Anexo M, con el objeto de que el Agente este autorizado para realizar consultas periodicas a las sociedades de informacion crediticia respecto del historial crediticio del Acreditado, asi como para que este facultado para proporcionar a dichas sociedades de informacion crediticia informacion sobre el Acreditado.

         (b) Ademas de las personas y autoridades a que hacen referencia los Articulos 93 y 117 de la Ley de Instituciones de Credito, el Acreditado, las Obligadas Solidarias y las Fiadoras autorizan a las Acreditantes para que divulguen la informacion que se derive de las operaciones a que hace referencia este Contrato a (i) las demas entidades financieras integrantes del grupo financiero al que cada uno pertenezca (en la medida permitida por la Ley de Instituciones de Credito), a la casa matriz, directa o indirectamente, de la Acreditante que corresponda, (ii) las autoridades regulatorias de la casa matriz de la Acreditante que corresponda, (iii) Banco de Mexico, (iv) las demas personas con las que contrate la Acreditante que corresponda, especialmente conforme a la Clausula Decima Quinta y (v) las personas que convengan las partes.

     12.14 Titulo Ejecutivo. Este Contrato, junto con el estado de cuenta certificado por el contador de cada Acreditante, constituyen titulo ejecutivo en terminos del articulo 68 de la Ley de Instituciones de Credito.

     12.15 Anexos. Las partes convienen que los anexos referidos en este Contrato forman parte integrante de este Contrato.

     12.16 Compensacion. En el supuesto de que en cualquier fecha en que el Acreditado, las Obligadas Solidarias o las Fiadoras deban pagar a las Acreditantes cualquier cantidad conforme a este instrumento y el Acreditado, las Obligadas Solidarias o las Fiadoras incumplieren con esta obligacion de pago, estos ultimos, en la medida permitida por la ley, autorizan y facultan irrevocablemente a las Acreditantes a (i) cargar a cualquier cuenta que el Acreditado, las Obligadas Solidarias o las Fiadoras mantengan con las Acreditantes, incluyendo, sin limitar, depositos y/o cuentas a la vista, de ahorro, a plazo, provisionales o definitivas, cuentas de inversion cualesquiera que estas sean, incluyendo especialmente las cantidades que la division fiduciaria de las Acreditantes mantenga a favor del Acreditado, las Obligadas Solidarias o las Fiadoras conforme a cualquier contrato de inversion, y (ii) compensar cualquier adeudo que las Acreditantes puedan tener en su favor y a cargo del Acreditado, las Obligadas Solidarias o las Fiadoras por cualquier concepto, precisamente hasta una cantidad de igual monto de la cantidad no pagada a las Acreditantes, sin necesidad de requerimiento, aviso o demanda alguna.

     Las Acreditantes notificaran al Acreditado, a las Obligadas Solidarias y a las Fiadoras, segun sea el caso, tan pronto como le sea posible, de cualquier cargo o compensacion que hayan efectuado conforme a lo permitido en esta Clausula en el entendido de que la falta de dicha notificacion no afectara en forma alguna la validez de dicho cargo o compensacion. El derecho de las Acreditantes conforme a esta Clausula es adicional a cualquier otro derecho (incluyendo otros derechos de compensacion) que las Acreditantes puedan tener.

     Las Acreditantes aceptan que en el caso de que cualquiera de ellas realice un cargo o compensacion conforme a lo previsto en esta Clausula, la Acreditante que haya realizado dicho cargo o compensacion distribuira a cada una de las demas Acreditantes, una parte de los recursos que se hayan tomado por dicha Acreditante equivalente a la participacion de cada Acreditante en los Creditos, calculada conforme al Anexo A.

         [EL RESTO DE ESTA PAGINA SE DEJA INTENCIONALMENTE EN BLANCO]

                    [PAGINA DE FIRMAS EN LA SIGUIENTE HOJA]

     EN VIRTUD DE LO ANTERIOR, las partes del presente firman este Contrato el 26 de febrero de 2003, en la Ciudad de Mexico, Distrito Federal.

                                      ACREDITADO

                                      VITRO PLAN, S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                      OBLIGADAS SOLIDARIAS

                                      AUTOCRISTALES DE ORIENTE, S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      CRISTALES INASTILLABLES, S.A. de C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                      DISTRIBUIDOR VIDRIERO LAN, S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------



                                       DISTRIBUIDORA DE VIDRIO DE MEXICO,
                                       S.A.  de C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                      DISTRIBUIDORA DE VIDRIO Y CRISTAL,
                                      S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                       DISTRIBUIDORA NACIONAL DE VIDRIO,
                                       S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                       VITRO AUTOMOTRIZ, S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                       VITROCAR, S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                       VIDRIO PLANO DE MEXICO, S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                       VIDRIO PLANO, S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                       VITRO FLOTADO Y CUBIERTAS, S.A. DE C.V.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                      VITRO VIDRIO Y CRISTAL, S.A. DE C.V.

                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------




                                      VITRO AMERICA, INC.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                      VVP AUTO GLASS, INC.,


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------



                                      VVP HOLDING CORP.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                      CRISTALES CENTROAMERICANOS, S.A.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      VIDRIOS TEMPLADOS COLOMBIANOS, S.A.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                       VVP SYNDICATION, INC.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------



                                      SUPER SKY INTERNATIONAL, INC.

                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                      SUPER SKY PRODUCTS, INC.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------



                                      SUPER SKY CONSTRUCTORS, INC.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                      LAS FIADORAS


                                      TECNOLOGIA VITRO VIDRIO Y CRISTAL, LTD.


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------



                                       IP VITRO VIDRIO Y CRISTAL, LTD.

                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------


                                      Por:
                                          -------------------------------
                                      Nombre:
                                             ----------------------------
                                      Cargo:
                                             ----------------------------

                                    AGENTE

                                     Banco Nacional de Mexico, S.A.,
                                     Integrante del Grupo Financiero Banamex
                                     como Agente


                                     Por: __________________________
                                     Nombre:
                                     Cargo:

                                     Por: __________________________
                                     Nombre:
                                     Cargo:

                                     Direccion:

                                            Av. Roble No. 701
                                            Edificio Quimmco, Piso 5
                                            Col. Valle del Campestre
                                            Garza Garcia,
                                            N.L. Mexico, CP
                                            66260 Att: Jesus
                                            Servando Cantu
                                            Tel: (81) 1226 8505
                                            Fax: (81) 1226 8560

                                 ACREDITANTES

                                     BANCO NACIONAL DE MEXICO, S.A.,
                                     Integrante del Grupo Financiero Banamex


                                     Por: __________________________
                                     Nombre:
                                     Cargo:

                                     Por: __________________________
                                     Nombre:
                                     Cargo:

                                  Direccion:

                                               Av. Roble No. 701
                                               Edificio Quimmco,
                                               Piso 5 Col. Valle
                                               del Campestre
                                               Garza Garcia,
                                               N.L. Mexico, CP
                                               66260 Att: Jesus
                                               Servando Cantu
                                               Tel: (81) 1226
                                               8505 Fax: (81)
                                               1226 8560

                                     COMERICA BANK MEXICO, S.A.,



                                     Por
                                        ------------------------------
                                     Nombre:
                                     Cargo:

                                     Direccion:

                                             Andres Bello No. 10
                                             Piso 17
                                             Col. Chapultepec, Polanco
                                             Mexico, D.F.
                                             CP 11560
                                             Att:  Augusto de Oliveira
                                             Tel:  (81) 1226 8505
                                             Fax:  (81) 1226 8560

                                     BANCO NACIONAL DE COMERCIO
                                     EXTERIOR, S.N.C.


                                     Por
                                        ---------------------------
                                     Nombre:
                                     Cargo:

                                             Unofficial translation to English
                                                              By: T. Cantu Gzz

LOAN AGREEMENT ("Contrato de Apertura de Credito Simple") (the "Agreement") dated as of February 26, 2003, among:

     (1) VITRO PLAN, S.A. de C.V. ("Vitro Plan" or the "Borrower"), a corporation organized under the laws of the United States of Mexico ("Mexico"); as Borrower;

     (2) AUTOCRISTALES DE ORIENTE, S.A. de C.V., a corporation organized under the laws of Mexico,

          CRISTALES INASTILLABLES DE MEXICO, S.A. de C.V., a corporation organized under the laws of Mexico,

          DISTRIBUIDOR VIDRIERO LAN, S.A. de C.V., a corporation organized under the laws of Mexico,

          DISTRIBUIDORA DE VIDRIO DE MEXICO, S.A. de C.V., a corporation organized under the laws of Mexico,

          DISTRIBUIDORA DE VIDRIO Y CRISTAL, S.A. de C.V., a corporation organized under the laws of Mexico,

          DISTRIBUIDORA NACIONAL DE VIDRIO, S.A. de C.V., a corporation organized under the laws of Mexico,

          VITRO AUTOMOTRIZ, S.A. de C.V., a corporation organized under the laws of Mexico,

          VITROCAR, S.A. de C.V., a corporation organized under the laws of Mexico,

          VIDRIO PLANO DE MEXICO, S.A. de C.V., a corporation organized under the laws of Mexico,

          VIDRIO PLANO, S.A. de C.V., a corporation organized under the laws of Mexico,

          VITRO FLOTADO CUBIERTAS, S.A. de C.V., a corporation organized under the laws of Mexico,

          VITRO VIDRIO Y CRISTAL, S.A. de C.V., a corporation organized under the laws of Mexico,

          VITRO AMERICA, INC., a corporation organized under the laws of the United States of America,

          VVP AUTO GLASS, INC, a corporation organized under the laws of the United States of America,

          VVP HOLDING CORP., a corporation organized under the laws of the United States of America,

          CRISTALES CENTROAMERICANOS, S.A., a corporation organized under the laws of Guatemala,

          VIDRIOS TEMPLADOS COLOMBIANOS, S.A., a corporation organized under the laws of Colombia,

          VVP SYNDICATION, INC., a corporation organized under the laws of the United States of America,

          SUPER SKY INTERNATIONAL, INC., a corporation organized under the laws of the United States of America,

          SUPER SKY PRODUCTS, INC., a corporation organized under the laws of the United States of America,

          SUPER SKY CONSTRUCTORS, INC., a corporation organized under the laws of the United States of America,

each of them a Subsidiary of Vitro Plan, and any Subsidiary of Vitro Plan that becomes a "Guarantor" after the date hereof, pursuant to Section Seven hereof (together, the "Guarantors");

     (3) IP VITRO VIDRIO Y CRISTAL, LTD., a corporation organized under the laws of Switzerland and TECNOLOGIA VITRO VIDRIO Y CRISTAL, LTD, a corporation organized under the laws of Switzerland (together, the "Swiss Guarantors");

     (4) each of the banks that is a signatory hereto as indicated in Exhibit A hereof and each of the Banks that will become a "Lender" after the date hereof pursuant to Section 12.06 hereof (individually a "Lender" and, collectively, the "Lenders"); and

     (5) Banco Nacional de Mexico, S.A., a member of the Financial Group Banamex, acting as an Agent (together with its successors, the "Agent").

     In conformity with the following preamble, declarations, and stipulations:

                                   PREAMBLE

     1. On February 26, 2003, Vitro Plan, VVP Holding Corp. and VVP Syndication, Inc., as borrowers, signed a loan agreement (the "Dollar Loan Agreement") with Citibank as Administrative Agent, and the lenders mentioned in said agreement,

Salomon Smith Barney Inc. and Comerica Bank, as Joint Lead Arrangers, (the "Joint Lead Arrangers") by means of which said lenders agreed to grant a loan to said borrowers for an amount of up to US$144,244,230.63 (one hundred and forty-four million two hundred and forty-four thousand two hundred and thirty US dollars 63/100); said agreement stipulates that said amount will be made available in two tranches; a first tranche, called "Tranche A", up to an amount of US$80,000,000 (eighty million US dollars) (the "Tranche A Loan") and a second tranche, called Tranche B, up to an amount of US$64,244,230.63 (sixty-four million two hundred forty-four thousand two hundred and thirty US dollars 63/100) (the "Tranche B Loan").

     2. On February 26, 2003, the lenders pursuant to the Dollar Loan Agreement and the Lenders hereunder signed an agreement among lenders (the "Intercredit Agreement").

     3. Pursuant to Section 12 of the Dollar Loan Agreement, VVP Syndication, Inc. established a lien in favor of the Collateral Agent (as defined hereinafter) on the funds deposited in the Cash Reserve Account (as defined here below) for the purpose of guaranteeing payment of the amounts to be paid in conformity with this Agreement and the Dollar Loan Agreement.

                                 DECLARATIONS

I. The Borrower and each one of the Guarantors and of the Swiss Guarantors represents and warrants with respect to itself that, as of the date hereof and as of the date of the Borrowing:

     (a) Existance and Authority. It (i) is a sociedad anonima de capital variable or a sociedad anonima, as applicable, duly organized and validly existing under the laws of its jurisdiction of incorporation, (ii) has all necessary licenses, authorizations and approvals necessary to own its assets and carry on its business as now being conducted, (iii) is fully qualified pursuant to iexecute this Agreement, to suscribe the Pagares ("Pagares") and to assume the obligations set forth in this Agreement and in the Pagares and
(iv) is in compliance with all applicable Requirement of Law except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect (as herinafter defined). Certified copies of the public deeds or similar documents that set forth their estatutos sociales are attached as Exhibit B hereto.

     (b) Due Authorization and Others. The execution of this Agreement and the subscription of the Pagares have been duly authorized by all necessary corporate action, and does not require additional authorizations (corporate or of other nature) pursuant to its estatutos sociales and similar constitutive documents for such effects. The execution of this Agreement and the subscription of the Pagares and the compliance of their obligations thereto do not contravene (i) its estatutos sociales or, if applicable, other constitutive documents, any Requirement of Law, any applicable judicial order or resolution or any applicable contractual provision and (ii) do not and will not result in the imposition of any Lien, except Liens created on the Cash Reserve

Account. The Borrower has requested from the Lenders the granting of a loan up to the amount of $627,628,000.00 (six hundred twenty seven million six hundred twenty eight thousand Pesos), which it will use in the manner set forth herein, in the understanding that such funds will not be utilized, directly or indirectly to acquire Margin Stock (as defined in the laws of the United States of America).

     (c) Governmental and Third Party Approvals. Except as set forth in
Section 7.01(b) hereof, no governmental or third party authorization or registry license is required for the due execution of this Agreement or for the subscription of the Pagares, their validity or enforceability or the compliance of their obligations pursuant thereto. In the case of VVP Syndication, no filing, registration or other action is required to be accomplished in Mexico, under the laws of Mexico, in order to cause the security interest created under Section 12 of the Dollar Loan Agreement be a valid first and prior perfected security interest therein.

     (d) Legal Effect. This Agreement and the Pagares has been duly executed and delivered by such Borrower's representatives and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms. Its representatives have the sufficient powers to oblige it pursuant to the terms of this Agreement and of the Pagares and as of the date of signature of this Agreemente such powers have not been revoked or limited. Certified copies of the public deeds or similar documents that set forth the powers of attorney granted to the individuals signing on their behalf and representation are attached as Exhibit C hereto.

     (e) Financial Statements. Its consolidated financial statements (audited, in the case of the Borrower, the Guarantors, and the Swiss Guarantors other than the U.S. Guarantors, and unaudited in the case of US Guarantors) as of December 31, 2001, in the case of Borrower and the Guarantors and as of December 31, 2002 in the case of the Swiss Guarantors) and the related unaudited financial statements as of September 30,2002, each of which has heretofore been furnished to the Lenders, are complete and correct and fairly present their consolidated financial condition at said respective dates, all of which have been prepared in accordance with GAAP consistently applied, and such Borrower, the Guarantors or the Swiss Guarantors do not have any material contingent liabilities not disclosed therein. Since December 31, 2001, no event or circumstance has occurred that has generated a Material Adverse Effect.

     (f) Ranking. Its payment obligations pursuant to this Agreement and the Pagares represent unconditional and unsubordinated general obligations and rank will at all times rank at least pari passu with all other present and future unsecured Indebtedness.

     (g) No Actions or Proceedings. As of the date hereof, there is no litigation, investigation or pending procedures, including environmental, tax, labor or any litigation of any kind, by or before any court, Governmental Authority or arbitrator that could reasonably be expected to have a Material Adverse Effect. Its operations and those of its Subsidiaries comply with all applicable Requirement of Law (including Environmental

Laws) and with all Governmental Authorities' orders, except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     (h) Absence of Immunity. It is not entitled to any immunity of any kind nor its assets are entitled to any immunity of any kind.

     (i) Taxes. There is no tax, charge or contribution payable by virtue of the execution of this Agreement and the Pagares. It has filed all material tax returns required to be filed and paid all taxes shown to be due thereon except such as are being contested in good faith by appropriate proceedings and for which adequate reserves have been made if required in accordance with GAAP.

     (j) Formalities. All formalities required for the validity of this Agreement and the Pagares have been satisfied.

     (k) Full Disclosure. The information, reports, financial statements, exhibits and schedules contained in the Information Memorandum, taken as a whole, do not contain any untrue statement of material fact, provided, that no such representation and warranty is made as to any projections or forward-looking information contained therein except that such projections or forward-looking information have been prepared in good faith on assumptions believed to be reasonable at the time of preparation thereof. All other written information furnished to the Lenders or the Agent in connection with this Agreement and the Pagares will be complete and accurate in every material respect, or (in the case of projections, if applicable based on reasonable estimates), on the date as of which such information is presented.

     (l) Liens. On the Borrowing Date, VVP Syndication, Inc. shall grant a Lien in first place and priority pursuant to the terms of Section 12 of the Dollar Loan Agreement. Exhibit D hereto contains a list of all Liens granted by it in connection with any Indebtedness as of the date hereof.

     (m) Solvency. As of the date hereof it is, and after giving effect to the making of the Loans and the use of proceeds thereof will be, Solvent.

     (n) Restrictions. Other than the Existing Restrictions, none of its Subsidiaries is subject to any contractual restriction on its ability to make any Dividend Payment.

     (o) Material Agreements. Exhibit E hereto is a complete and correct list of (i) each loan agreement, issuance acts or similar instruments and (ii) each purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or the granting of any extension of credit (in the case of sub-section (ii), with an outstanding amount in excess of US$10,000,000 (ten million Dollars), of which it is a party to and that as of that date hereof remain outstanding.

     (p) Properties. It has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for (i) easements, zoning restrictions, rights-of-way and similar encumbrances imposed by law do not materially detract from the value of the affected property or interfere with the ordinary conduct of its business. It has good title to or is the rightfull licensee of all of its trademarks, inventions, patents, trade names and other intellectual property rights material for the performance of its business, and its use thereof does not infringe upon the rights of any third party, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (q) Guarantors. Considering the business, corporate, financial, administrative and legal relationships that Guarantors have with Borrower, it is in their best interest to execute this Agreement with the intent of obligating themselves jointly and severally alongside Borrower with Lenders in the fulfillment of all of Borrower's payment obligations pursuant to this Agreement. Consequently it is their intention to comprise themselves as a guarantor regarding such payment obligations as well as to suscribe as an avalista the Pagares to be executed pursuant to this Agreement.

     (r) Swiss Guarantors. Considering the business, corporate, financial, administrative and legal relationships that Swiss Guarantors have with Borrower, it is in their best interest to execute this Agreement with the intent of guaranteeing fulfillment of all of Borrower's payment obligations pursuant to this Agreement. Consequently it is their intention to comprise themselves as guarantors regarding such payment obligations as well as to suscribe as an avalista the Pagares to be executed pursuant to this Agreement.

II. Each of the Lenders represents that:

     (a) It is a multi banking institution, legally incorporated in accordance with the laws of Mexico, duly empowered pursuant to its corporate pupose to execute this Agreement.

     (b) The execution of this Agreement has been duly authorized by such Lender and does not require additional authorizations (corporate or of other nature) pursuant to its estatutos sociales.

     (c) Its representatives have the sufficient powers to oblige it pursuant to the terms of this Agreement and as of the date of signature of this Agreemente such powers have not been revoked or limited as evidenced through the copy of the public deeds that sets forth such powers, attached as Exhibit F hereto.

     (d) It has the ability of granting the loan to the Borrower for the amount set forth alongside its name in Exhibit A hereto.

     (e) Based on the representations by the Borrower, the Guarantors and the Swiss Guarantors it is willing to grant the requested loan by the Borrower to which the Guarantors are jointly and severally obligated and the the Swiss Guarantors guarantee, pursuant with the terms and subject to the conditions set forth in this Agreement.

     (f) Ackowledge that the Agent shall execute the Intercreditor Agreement, which shall include several provisions regarding various matters related with the Loans, which provisions could affect the exercise of their rights pursuant to this Agreement and the Pagares. Likewise, they recognize that they have reviewed the Intercreditor Agreement and represent their consent regarding its terms and conditions.

     (g) Ackowledge that the Agent shall execute the Lien Agreement, which shall include several provisions regarding various matters related with the Loans, which provisions could affect the exercise of their rights pursuant to this Agreement and the Pagares. Likewise, they recognize that they have reviewed the Lien Agreement and represent their consent regarding its terms and conditions.

     Considering the Preamble and the Declarations above, the partes agree on the following:

                                 STIPULATIONS

     SECTION ONE. DEFINITIONS.

     1.01 Certain defined terms. The terms defined here below shall have the following meanings (all the terms defined in this Section or in any other Section hereof will have the same meaning when used in the plural or singular):

     "Voting Shares" shall mean, with respect to any person, any class or classes of stock or other ownership interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect directors, managers or trustees of such Person (irrespective of whether or not, at the time, stock of any other class or classes has, or might have, voting power by reason of the happening of any contingency).

     "Borrower" shall have the meaning attributed to it in the Preamble hereof.

     "Lenders" shall have the meaning attributed to it in the Preamble hereof, as well as any of its successors or assignees.

     "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly controls, is controlled by, or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by," and "under common control with") of a Person shall mean the possession, direct or indirect, of the power to vote 10% or more of the Voting Shares of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of such Voting Shares, by contract, or otherwise.

     "Agent" shall have the meaning attributed to it in the Preamble hereof.

     "Collateral Agent" means Wachovia Bank, N.A.

     "Governmental Authority" shall mean any nation, government, state, or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory, or administrative functions.

     "Change of Control" shall mean that either (i) Vitro shall cease to own, beneficially and of record, directly or through one or more of its wholly-owned Subsidiaries, at least 51% of the outstanding Voting Shares of Vitro Plan or (ii) Pilkington shall cease to own, beneficially and of record, directly or through one or more wholly-owned Subsidiaries, at least 35% of the outstanding Voting Shares of Vitro Plan.

     "Consolidated Net Capital" shall mean, for any Person at any time, for such Person and its consolidated Subsidiaries, total shareholders' equity, determined on a consolidated basis in accordance with GAAP.

     "Cause of Accelerated Maturity" shall have the meaning attributed to it in Section 10.01 hereof.

     "Citibank" means Citibank N.A., a bank organized under the laws of the USA.

     "Communications Agreement shall have the meaning attributed to it in the Loans Agreement in US dollars.

     "Hedge Agreement" shall mean any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or price hedging arrangement.

     "Account Control Agreement" shall have the meaning attributed to it in the Preamble hereof.

     "Dollar Loan Agreement" shall have the meaning attributed to it in the Preamble hereof.

     "Intercreditor Agreement" shall have the meaning attributed to it in the Preamble hereof.

     "Loan" shall have the meaning as outlined in Section 2.01(a) hereof.

     "Loans" shall have the meaning as attributed to it in Section 2.01(a) hereof.

     "Contractual Account" shall have the meaning attributed to it in Section 2.02(c) hereof.

     "Cash Reserve Account" shall have the meaning attributed to it in the Loan Agreement in US dollars.

     "Indebtedness" shall mean, with respect to any Person at any date without duplication, (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes (including, for the avoidance of doubt, any note payable to an Affiliate of any Borrower which Affiliate is not a Subsidiary of Vitro Plan) or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than trade accounts payable arising in the ordinary course of business not overdue for more than 60 days); (iv) all Capital Lease Obligations of such Person and (without duplication) obligations under Sale-Leaseback Transactions; (v) all obligations, contingent or otherwise, of such Person to reimburse any Person in respect of amounts paid under a letter of Loans or similar instrument (other than contingent obligations in respect of documentary letters of Loans to support trade transactions of such Person in the ordinary course of business and with maturities of 270 days or less); (vi) all Indebtedness of other Persons secured by a Lien on any Property of such Person, whether or not such Indebtedness is assumed by such Person; (vii) all Indebtedness of other Persons Guaranteed by such Person; and (viii) the credit exposure of such Person in respect of Derivatives Liabilities; provided, that for purposes solely of computing the outstanding principal amount of Indebtedness of the Obligors or any of them in connection with Sections 9.01(a), 9.01(b) and 9.01(c) hereof, (i) the aggregate outstanding principal amount of Indebtedness hereunder shall be deemed reduced by the amount then credited to the Cash Reserve Account and (ii) the outstanding principal amount of consolidated Indebtedness of the Obligors shall be reduced by US$30,000,000 (thirty million Dollars) of consolidated

Indebtedness of Vitro AFG, provided, that there shall be no recourse of any kind to the Borrower or to any of its Subsidiaries in respect of such Indebtedness.

     "Relevant Indebtedness" shall have the meaning attributed to it in
Section 10.01(c) hereof.

     "Total Consolidated Indebtedness" shall mean, with respect to any Person at any time, the sum total with regard to such Person and its consolidated Subsidiaries on a consolidated basis in conformity with GAAP, of the total indebtedness of said Person and its Subsidiaries.

     "Business Day" shall mean any day on which loan institutions in the City of Mexico, Federal District, Mexico, are in operation and are not authorized to close.

     "Borrowing" shall have the meaning attributed to it by Section 2.02(a) hereof.

     "Dollars" shall mean legal tender of the United States of America.

     "Material Adverse Effect" shall mean a material adverse effect on (i) the business, condition (financial or otherwise), operations, assets or prospects of the Borrower and its Subsidiaries (except VVP Syndication, Inc.) as a whole, (ii) the ability of the Borrower, the Guarantors, and the Swiss Guarantors to perform their obligations under this Agreement and the Pagares, or (iii) the rights and remedies of the Lenders according to this Agreement and the Pagares.

     "Joint Lead Arrangers" shall mean Salomon Smith Barney Inc. and Comerica Bank, as joint lead arrangers.

     "USA" means the United States of America.

     "Borrowing Date" shall have the meaning attributed to it in Section 2.02(a) hereof.

     "Principal Payment Date" shall have the meaning attributed to it in
Section 3.01 hereof.

     "Swiss Guarantors" will have the meaning attributed to it in the Preamble hereof.

     "Officer in Charge" shall mean the CFO, the Head Accountant or any other executive officer in charge of the matters related to this Agreement.

     "Consolidated Interest Expense" shall mean with respect to any Person for any period, the aggregate gross amount of interest accruing on the Indebtedness of such Person and its consolidated Subsidiaries on a consolidated bases, determined in accordance with GAAP, including (without duplication) the interest portion of payments under Capital Lease Obligations and any capitalized interest and amortization of debt discount and expense, but excluding, with regard to the Borrower, interest accrued on the US$30,000,000 of the consolidated Indebtedness of Vitro AFG, provided they are not carried in the books as Indebtedness pursuant to the terms of the definition of Indebtedness.

     "Lien" shall mean any mortgage, lien, pledge, charge, or other encumbrance, or any preferential arrangement that has the practical effect of creating a lien or security interest.

     "Permitted Liens" shall mean:

     (i) Liens imposed by law arising in the ordinary course of business, including (but not limited to) carriers', warehousemen's and mechanics' liens and other similar liens imposed by law and arising in the ordinary course of business and which (x) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the operations of the business of any of the Obligors or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens and for which adequate reserves have been made if required in accordance with GAAP;

     (ii) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other similar social security legislation or in connection with bids relating to the obtaining of a contract for the manufacture and/or sale of products;

     (iii) Liens securing taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings reasonably promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as required by GAAP, shall have been made;

     (iv) any Lien which arises pursuant to a final judgment to the extent it does not constitute or give rise to an Event of Default;

     (v) any Lien existing on any Property prior to the acquisition thereof by the Borrower, any Obligor or a Subsidiary and not created in contemplation of such acquisition (and not extending to any other Property); and

     (vi) any right of setoff arising by operation of law.

     "IMSS" shall mean "Instituto Mexicano del Seguro Social".

     "Default" shall mean an Event of Default or an event that, in the course of time, or by giving notice, or both, would become an Event of Default.

     "INFONAVIT" shall mean the "Instituto del Fondo Nacional de la Vivienda para los Trabajadores".

     "Investment" in any Person shall mean: (i) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of, or the making of a capital contribution to, such Person, (ii) the making of any advance, loan or other extension of credit to, such Person (including the purchase of Property from such Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 calendar days arising in connection with the sale of inventory or supplies to such Person in the ordinary course of business, and (iii) the entering into of any Guarantee of Indebtedness or other liability of such Person.

     "Environmental Law" shall mean any applicable federal, state or local governmental law, rule, regulation, order or decree relating to pollution or protection of the environment or the treatment, storage, disposal, release, threatened release or handling of hazardous materials, including, without limitation, the Mexican General Law of Ecological Balance and Environmental Protection ("Ley General del Equilibrio Ecologico y la Proteccion al Ambiente"), technical rules ("normas tecnicas") and regulations thereunder, and all applicable local laws and regulations related to environmental matters and any specific agreements entered into with any competent authorities which include commitments related to environmental matters.

     "Applicable Margin" shall mean (i) 200 basis points for the period starting on the Borrowing Date and ending on the date 1 (one) year thereafter;
(ii) 212.5 basis points during the second year hereof; (iii) 225 basis points during the third year hereof; and (iv) 237.5 basis points for the fourth year hereof.

     "Majority Lenders" shall mean, at any time, the Lenders that will hold more than 50% (fifty percent) of the aggregate outstanding principal amount of the Loans.

     "Information Memorandum" shall mean the Information Memorandum dated December 12, 2002, relating to the Borrower.

     "Mexico" shall mean the United States of Mexico.

     "Requirement of Law" shall mean, as to any Person, any statute, law, treaty, rule or regulation or determination, order, injunction or judgment of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its Properties or revenues.

     "Change of Control Notice" shall have the meaning set forth in Section
3.04 hereof.

     "Notice of Borrowing" shall have the meaning set forth in Section 2.02(a) hereof.

     "Leasehold Obligation" shall mean, regarding any Person, the obligation of such Person in conformity with any leasehold (including any leasehold that may be terminated by the tenant at any time) related to any Property (whether it be real estate, chattel, or a combination of such Property) which does not give rise to Obligations due to Financial Leases, without including leases in which such Person is the lessor.

     "Obligations for Financial Leases" shall mean, with regard to any Person, the obligations of said Person to pay rent or other sums pursuant to any lease (or any other agreement which grants the right of use) of goods and chattels and/or real estate, which obligations have to be classified and accounted for as capital leases in the balance sheet of said Person pursuant to GAAP and which obligations, for the purposes of this Agreement, will be the quantity capitalized in conformity with GAAP.

     "Derivatives Liabilities" shall mean, with respect to any Person, all obligations of such Person in respect of any Hedge Agreement. For purposes hereof, the "credit exposure" at any time of any Person in respect of any Derivatives Liabilities shall be the total amount of net termination or liquidation payments due and payable by such Person at such time (excluding penalties and extraordinary amounts).

     "Guarantors" shall have the meaning as set forth in the Preamble hereof.

     "Obligors" shall mean the Borrower, the Guarantors, and the Swiss
Guarantors.

     "Sale-Leaseback Transaction" shall mean, with respect to any Person, any transaction in which such Person, directly or indirectly, becomes liable as lessee or as a guarantor or other surety with respect to any lease, whether a Capital Lease Obligation or an Operating Lease Obligation, of any Property, whether then owned or thereafter acquired, (i) which such Person has sold or otherwise transferred or is to sell or transfer to any other Person or (ii) which such Person intends to use for substantially the same purposes as any other Property which has been or is sold or transferred by such Person to any other Person in connection with such lease.

     "Pagares" shall have the meaning set forth in Section 2.05 hereof.

     "Dividend Payment" by any Person shall mean the payment of any dividend (in cash or in kind) on, or other payment or distribution on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of such Person or of any options, warrants or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of such Person), but excluding dividends payable solely in shares of common stock of such Person.

     "GAAP" shall mean (i) as to each Mexican Obligor and as to the consolidated financial statements of Vitro Plan, generally accepted accounting principles in Mexico in effect at that time, (ii) as to each U.S. Obligor, generally accepted accounting principles in the United States of America in effect at that time and (iii) as to any other Obligor, generally accepted accounting principles in the jurisdiction of the organization of such Obligor or Guarantor in effect at that time.

     "Interest Period" shall mean each period of twenty-eight (28) calendar days, based on which the interest on the outstanding principal amount of the Loans, provided that (i) the first Interest Period shall begin on the Borrowing Date and will end on the last day of the calendar month in which the Borrowing is made; and (ii) each of the subsequent Interest Periods shall begin on the last day of the immediately prior Interest Period and end on the last day of the calendar month corresponding to said Interest Period.

     "Person" shall mean any individual, corporation, company, "sociedad en participacion", partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature with its own legal status.

     "Pesos" and "$" means Pesos, the current legal tender in Mexico.

     "Pilkington" shall mean Pilkington PLC, an English company.

     "Interest Coverage Ratio" shall mean, at any time, the ratio of (i) the consolidated EBITDA of the Borrower for the then most recently concluded period of four consecutive fiscal quarters of the Borrower to (ii) Consolidated Interest Expense of the Borrower for the same period.

     "Debt to EBITDA Ratio" shall mean on the last day of any fiscal quarter of the Borrower, the ratio of (i) the Borrower's total consolidated Indebtedness on said date to (ii) the Borrower's consolidated EBITDA for the period of four consecutive quarters of the Borrower which end on said date.

     "Existing Restrictions" shall have the meaning set forthin the restrictions described in Exhibit G hereof.

     "SAR" shall mean the Sistema de Ahorro para el Retiro (Retirement Savings System).

     "SHCP" shall mean Secretaria de Hacienda y Credito Publico.

     "Solvent" shall mean, with respect to any Person at any time, that (a) the fair value of the Property of such Person is greater than the total amount of liabilities (including without limitation contingent liabilities) of such Person, (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, (d) such Person is not engaged in a business and is not about to engage in a business for which such Person's property would constitute an unreasonably small capital and (e) such Person is not, or is not deemed to be, generally in default with respect to its payment obligations pursuant to the Mexican "Ley de Concursos Mercantiles".

     "Subsidiary" of any Person shall mean any corporation or other entity more than 50% (fifty percent) of the Voting Shares of which are owned or controlled, directly or indirectly, by such Person and/or any Subsidiary of such Person.

     "Joint Venture Subsidiary" shall mean any Subsidiary of Vitro Plan in which one or several Persons together, who are not affiliated to the Borrower or to any Guarantors, hold directly or indirectly 35% of the Voting Shares.

     "Non-guaranteeing Subsidiary" shall mean (i) any Joint Venture Subsidiary and (ii) any Subsidiary that may have been acquired by any Obligor after the date hereof, that is limited by any agreement of any kind (not an Agreement signed in anticipation of said acquisition) to guarantee the obligations of the Borrower pursuant to the present Agreement.

     "Relevant Subsidiary" shall mean at any time any Subsidiary of the Borrower which (i) in the most recently concluded four fiscal quarters of the Borrower, accounts for more than 5% (five percent) of net sales or 5% (five percent) of the consolidated EBITDA of the Borrower and its consolidated Subsidiaries, on a consolidated basis, or (ii) which, on the last day of said fiscal quarter, holds more than 5% (five percent) of total assets of Vitro Plan and its consolidated Subsidiaries, on a consolidated basis, which calculations will be determined in keeping with GAAP.

     "Interest Rate" shall have the meaning as set forth in Section 3.02 (a) hereof.

     "Default Interest Rate" shall have the meaning as set forth in Section
3.02 (c) hereof.

     "TIIE Rate" shall mean the Balanced Interbank Interest Rate (Tasa de Interes Interbancaria de Equilibrio) for four (4) weeks as published by the "Banco de Mexico" in the Official Gazette of the Federation ("Diario Oficial de la Federacion") on the first day of the corresponding Interest Period, provided that, in case the first day of the Interest Period were not a Business Day, the rate shall be the one published on the Business Day immediately prior to the starting date of said Interest Period.

     "Consolidated EBITDA" shall mean, for any Person and for any period, with respect to such Person and its consolidated Subsidiaries on a consolidated basis, the sum (without duplication) of (i) Consolidated Operating Income,
(ii) depreciation and amortization and (iii) other non-cash charges to the extent deducted in arriving at Consolidated Operating Income; provided, that Vitro AFG shall be excluded from any determination of Consolidated EBITDA so long as, pursuant to sub-section (ii) of the proviso to the definition of Indebtedness, the consolidated Indebtedness of the Borrower, Obligors and Guarantors is reduced by US$30,000,000 (thirty million US dollars) of consolidated Indebtedness of Vitro AFG.

     "Consolidated Operating Income" shall mean, for any Person and for any period, operating income of such Person and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Sale of Property" shall mean, for any Person, any sale, rental, or other divestment of assets, not including Dividend Payments, the payments relating to any liabilities of such Person or the deposit or investment of funds in conformity with cash management operations in the course of everyday operations or the granting of Permitted Liens in conformity with this Agreement.

     "Vitro" shall mean Vitro, S.A. de C.V., a company organized under Mexican law.

     "Vitro AFG" shall mean Vitro AFG, S.A. de C.V., a company organized under Mexican law.

     SECTION TWO. OPENING OF A LOAN.

     2.01 Opening of a Loan.

     (a) Subject to the terms and conditions established in the present Agreement, each Lender severally agrees to make available to the Borrower loans (each one "a Loan", and together the "Loans") for a total amount not exceeding $627,628,000.00 (six hundred twenty-seven million six hundred twenty-eight thousand Pesos), an amount which does not include interest, commissions and expenses caused in relation with the Loans. Each one of the Lenders will be bound to grant its respective Loan, only up to the amount indicated next to its name in Exhibit A hereof.

     (b) The Loans will be allocated by the Borrower according to the terms of
Section 2.02 below.

     (c) The Borrower will use the funds of the Loans exclusively (i) to refinance Indebtedness, (ii) to lend them to some of its Subsidiaries for them to refinance their own Indebtedness, and (iii) to pay expenses and commissions in the context hereof. None of the Lenders shall be responsible in any way for the use which will be made of any funds of any of the Loans.

     2.02 Borrowing of the Loans. (a) The Loans will be allocated by the Borrower and will be paid to the Borrower in a single payment (the "Borrowing"). The Borrowing may be carried out on any Business Day, within ten
(10) days after signing this Agreement (the "Borrowing Date"), provided the Borrower will have given the Agent a notice, duly signed by the Responsible Officer of the Borrower, which specifies the amount of the Borrowing and the Borrowing Date (the "Notice of Borrowing"), at least three (3) Business Days prior to the Borrowing Date.

     (b) The Borrowing will be subject to meeting the conditions for proceeding with the Borrowing as set forth in Section Six hereof and after having delivered to the Lenders the Pagares described in Section 2.05 below. The allocation will be made by each Lender, up to the amount indicated next to its name in Exhibit A hereof, and only up to the total amount of the Loans mentioned in Section 2.01 (a).

     (c) For the purposes of administering the Loans, the Lenders shall pay their corresponding amounts to the account No. 870/56028-8 (on behalf of "UOCC Empresarial") with Banco Nacional de Mexico, S.A. and (ii) the Agent shall pay the corresponding amounts to the account of the Borrower with the Agent (the "Contractual Account").

     2.03 Commissions. The Borrower shall pay (i) to the Lenders the commissions to be agreed upon in separate negotiations with said Lenders and
(ii) to the Agent the reasonable and documented expenses derived from preparing, negotiating, and signing of this Agreement. The Borrower herewith authorizes the Lenders and/or the Agent to subtract from the Loan amount the sums relating to the payment of said commissions and expenses.

     2.04 Lack of delivery; Independent Remedies. Even though the conditions set forth in Section Six were met to carry out the allocation, in case any one of the Lenders had not paid in its share of the funds in due time, the Borrower agrees that the total Loan amount to be granted to the Borrower on the Borrowing Date may be reduced by an amount equal to the amount that has not been paid in by the Lenders, without any responsibility by the Agent or the other Lenders. The Borrower reserves the right against any one of the Lenders who may have failed to pay and may exercise all pertinent actions against the Lender having failed to make the necessary payment. In case the Borrower happened to have signed a Pagare in favor of the Lender who did not make the corresponding payment, the Agent shall immediately ask for the return of said Pagare and the Lender in question will be obliged to return said Pagare, duly cancelled to the Borrower, even though he/she may not have been requested to do so; in such case, the Borrower shall not have any obligation towards the Lender that failed to make the payment. The amounts payable by the Borrower to any of the Lenders at any time pursuant to this Agreement and the Pagares shall be considered separate and independent debts, and each Lender is subject to the terms of the Intercreditor Agreement and will have the right to exercise its individual rights resulting hereof and of the Pagares, independently of all the other Lenders, except to the extent that this Agreement (or the Intercreditor Agreement) requires the consent of the Majority of Lenders or of all the Lenders and, except if it were thus required, the consent of the other Lenders or the Agent will not be required to obtain payment of any past-due amounts.

     2.05 Pagares. The Borrowing will be carried out, as set forth in Section 2.02, and against delivery by the Borrower to each of the Lenders, through the Agent, of a non-negotiable Pagare, signed by the Borrower, the Guarantors, and the Swiss Guarantors as guarantors, by their respective authorized officers, and said Pagares shall be in the format established in Exhibit H hereof, (hereinafter the "Pagare" and together the "Pagares"), for the amount of the Borrowing corresponding to each of the Lenders. In case of any discrepancy between the terms hereof and the Pagares, the present Agreement shall prevail.

     SECTION THREE. PRINCIPAL AND INTEREST PAYMENTS.

     3.01 Payment of Loans. The Borrower shall pay to the Lenders, through the Agent, the principal amount of the Loans in eight (8) half-yearly, consecutive repayments (each one a "Principal Repayment Date" and the last Principal Repayment Date the "Maturity Date"), with the first such payment due six (6) months after the Borrowing Date and the following ones each six (6) months after the immediately prior Principal Repayment Date. On each Principal Repayment Date, the Borrower shall pay the percentage of the outstanding principal sum of the Loans granted hereunder, equal to the percentage that is established for said Principal Repayment Date in the following schedule:

   Principal Repayment Date         Percentage            Amount

               6                        5%              31,381,400
              12                        5%              31,381,400
              18                        10%             62,762,800
              24                        10%             62,762,800
              30                        15%             94,144,200
              36                        15%             94,144,200
              42                        20%             125,525,600
              48                        20%             125,525,600

     3.02 Interest. (a) The Borrower shall pay to the Lenders, through the Agent, and without the need of a previous call, ordinary interest on the outstanding principal amount of the Loans during each Interest Period, from the Borrowing Date to the Maturity Date, at an annual interest rate equal to the applicable TIIE rate for each Interest Period, plus the Applicable Margin (the "Interest Rate").

     (b) Interest shall be payable on the last Business Day of each Interest Period (each of which is a "Interest Payment Date"); in the understanding that the last Interest Payment Date will coincide exactly with the Maturity Date. Each Interest Period that does not end on a Business Day shall end on the immediately prior Business Day, but in any case, the corresponding interest will be computed based on the number of dqays actually elapsed until the corresponding Interest Payment Date. Any Interest Period that might end after any Principal Repayment Date or after the Maturity Date shall end precisely on said Principal Repayment Date and/or on the Maturity Date, respectively.

     (c) In case of a delay in the payment of any amount payable hereunder or for the Pagares (except for ordinary interest), default interest shall be payable on the past-due and unpaid amount of the Loans from the date on which said payment was due until payment in full, at an annual rate equal to the rate resulting from adding 200 (two hundred) basis points to the Interest Rate applicable to the period in which it happens and during the time in which the failure to pay continues (the "Default Interest").

     (d) Promptly after the determination of any interest rate provided for herein or any change therein pursuant to this Agreement, the Agent shall (without limiting the requirements of Section 12.02 that all notices be in writing) give written notice thereof to the Lenders and to the Borrower. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

     3.03 Optional Prepayments. (a) The Borrower shall have the right to prepay Principal Repayments with regard to the Loans, giving irrevocable, written notice thereof the Agent with minimum three (3) Business Days previous notice. Prepayments shall include interest due on the Loans up to the date of the prepayment. Any partial prepayment shall be of a minimum amount of $50,000,000.00 (fifty million pesos 00/100 M.N.) and above such amount, in multiples of $10,000,000.00 (ten million pesos 00/100 M.N.). Prepayments made hereunder shall be applied towards reducing the principal in inverse order to its maturity. Amounts prepaid hereunder may not be reborrowed by the Borrower.

     (b) All prepayments under this Section 3.03 shall be applied on a pro rata basis among the Lenders pursuant to this Agreement and pursuant to the Loan Agreement in US dollars, taking as a basis the outstanding principal amounts payable to each of them, pursuant to the Intercreditor Agreement.

     3.04 Mandatory Prepayments. The Borrower shall provide the Lenders with a written notice (a "Change of Control Notice") within five (5) Business Days of the occurrence of any Change of Control and the Borrower shall, within thrity
(30) Business Days after delivery of such Change of Control Notice, prepay the outstanding principal amount of all Loans and all accrued and unpaid interest thereon, as well as any other amounts payable by the Borrower pursuant to this Agreement.

     SECTION FOUR. PAYMENTS, ETC.

     4.01 Place and form of payment. (a) The Borrower shall make all payments of principal, interest, commissions or any other sum to be paid with regard to the Loans free of taxes, levies, contributions, withholdings, deductions, charges or any other fiscal dues payable under the laws, regulations and other legal provisions applicable in Mexico, without any compensation, in funds that are immediately available, not later than 13:00 hours (time of Mexico, Federal District, Mexico) on the date when due. The above shall not be applicable with regard to income tax or similar taxes payable by the Lenders or any Assignee, shareholder or buyer of its rights hereunder on their income or total assets pursuant to the laws, regulations and other legal provisions applicable in Mexico. Such payments shall be made via the Contractual Account or any other account of which the Agent may notify the Borrower with at least five (5) Business Days notice, in Mexican pesos. By this deed, the Borrower authorizes the Agent to withdraw from the Contractual Account the amounts payable by the Borrower pursuant to the present Agreement. Except for any specification to the contrary hereof, the Agent shall, on the same Business Day he receives a payment from the Borrower under this Section, distribute to each Lender the portion that corresponds to each of them (determined pursuant to the provisions of Exhibit A), of each payment that the Agent may have received from the Borrower; the Agent will not be obliged to make any of the above distributions before he has actually received the corresponding payment from the Borrower (even if it were for a smaller amount than the one he should have received for the payment in question).

     (b) In case any payment obligation of the Borrower became due on a day that were not a Business Day or on a day that does not exist in the calendar month in which such payment should be made, such payment shall be made on the immediately prior Business Day.

     4.02 Pro rata payments. Except to the extent otherwise expressly provided herein, (a) each payment or principal prepayment of the Loans shall be applied pro rata to the Lenders, according to the corresponding outstanding principal amounts of the Loans granted by them; and (b) each payment of interest on the Loans shall be applied pro rata to the Lenders, according to the corresponding interest amounts with regard to the Loans that come due on said date and payable to each of them.

     4.03 Computations. Interest on the Loans hereunder shall be computed on the basis of the actual number of days elapsed, based on a year of three hundred and sixty (360) day, including the first of said days, but exclusive of the last days.

     SECTION FIVE. COST INCREASES, ETC.

     5.01 Cost Increases. (a) If after the date this Agreement is signed any Requirement of Law entered into force or were amended which is applicable to any Lender or its parent company, or to any of its offices in charge of administering and funding the Loans, or if the interpretation by any Governmental Authority of any Legal Requirement changed, and if as a consequence thereof, the cost of making or maintaining the Loans were increased for said Lender, or if the amounts received by or to be received from such Lender (provided said cost or reduction is considered material by such Lender), the Borrower will pay to said Lender, at the request of the latter, within five (5) Business Days after receipt of said petition, the additional amounts required to compensate such Lender for said cost increase or reduction of income, provided that this Section 5.01(a) will not be applicable if the cost increase or the decrease in income are due to any act imposed by any legal authority by virtue of the worsening of the financial situation or the capitalization level of the corresponding Lender.

     (b) If any Lender should determine after the date hereof, that the adoption of any Requirement of Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on capital of such Lender (or its parent) as a consequence of such Lender's obligations hereunder or its Loan or Loans to a level below that which such Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then from time to time, within 15 days after demand (which refers to the relevant Requirement of Law in reasonable detail) by such Lender, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction; provided, that this sub-section (b) shall not be deemed to apply to any such reduction incurred by a Lender to the extent attributable to regulatory action taken by reason of the occurrence of a material adverse change in the financial condition or capitalization of such Lender.

     (c) Each Lender will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section, such notice to provide reasonable detail of such event. Before giving any such notice pursuant to this sub-section (c) such Lender shall designate a different Applicable Lending Office if such designation (i) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (ii) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of any Lender claiming compensation under this Section 5.01, setting forth the additional amount or amounts to be paid to it hereunder and providing reasonable detail as aforesaid, shall be conclusive and binding on the Borrower in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods as long as such methods are consistent with such Lender's treatment of customers similar to the Borrower having generally similar provisions in their agreements with such Lender. Notwithstanding anything to the contrary in sub-sections (a) and (b) above, no Lender shall be entitled to make a claim for compensation with respect to any event occurring more than 180 days prior to the date on which such Lender notifies the Borrower of its claim for compensation.

     (d) If any Lender requests compensation under this Section 5.01, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (subject to the restrictions contained in Section 12.06), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that (i) such assignee shall be subject to the prior approval of the Administrative Agent, (ii) such Lender shall have received payment in full of the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, and (iii) such assignment is reasonably expected to result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

     5.02 Lack of TIIE rate quotation. In case the Banco de Mexico were to stop publishing the TIIE rate quotation, be it temporarily or definitely, the interst rate shall be computed based on the one which the Banco de Mexico shall designate as substitute for the TIIE rate. On the assumption that the Banco de Mexico were not to publish any rate in substitution of the TIIE rate, the Lenders and the Borrower shall determine in good faith, in mutual agreement, and in writing the corresponding substitute rate, provided that:

     (1) during the period between the date on which said quotation is no longer published and the date on which the sibstitute rate is published, or the TIIE rate is again published, or the parties hereto agree on the substitute rate, the outstanding principal amount of the Loans will bear interest at the Interest Rate that was applicable during the last Interest Period;

     (2) in case the TIIE rate were not published for a period longer than thirty (30) calendar days without the Banco de Mexico having published a substitute rate and without the Lenders and the Borrower having reached agreement with regard to the substitute rate within said period of time, the substitute rate shall be the market rate indicated by the Lenders which will cause a similar financial cost as the TIIE rate and which will be notified to the Borrower through the Agent, and(5)

     (3)  any Substitute Rate determined pursuant to the above items (1) and
          (2) shall no longer be applicable as of the Interest Period following the date on which the Banco de Mexico publishes again the TIIE rate or the rate that substitutes the former.

     5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that on or after the date hereof the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority shall make it unlawful for any Lender or its Applicable Lending Office to make or maintain Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy to the Agent) following which (a) such Lender's Commitment shall be suspended until such time as such Lender may again make and maintain Loans hereunder and (b) if such Requirement of Law shall so mandate, such Lender's Loans shall be prepaid by the Borrower, together with accrued and unpaid interest thereon and all other amounts payable by the Borrower under this Agreement, on or before such date as shall be mandated by such Requirement of Law; provided, however, that if it is lawful for such Lender to maintain its Loans through the last day of the current Interest Period, such payment shall be made on such date; provided further, however, that the relevant Lender shall use its reasonable efforts to avoid or minimize the effect of such Requirement of Law, if it can do so without material cost, expense or legal detriment to it, in its sole and absolute judgment. In the event that the effects of the Requirement of Law cannot be avoided or minimized by such Lender as provided in this Section 5.03, the Borrower may, if no Default has occurred and is continuing, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (subject to the restrictions contained in Section 12.06), all of its interest, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may become another Lender, if such assignee accepts such assignment); provided, that (i) such assignee shall be subject to the prior approval of the Agent, (ii) such Lender shall have received payment in full of the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, and (iii) such assignment is reasonably expected to result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

     5.04 Charges and costs. (a) Should an advance payment be made on an Interest Payment Date, the Borrower will not have to pay any commission nor penalty of any kind. In case an advance payment were made on any other date than an Interest Payment Date, the Borrower shall pay the charges for breaking the funding to each Lender, at the same time as the corresponding advance payment, provided that said Lender will have to deliver to the Borrower a document in which the computations will be described reasonably to obtain the total amount of said charges.

     (b) In case the Borrower were not to make any advance payment of which the Agent was previously notified on the date forseen for such payment, the Borrower shall pay to the Lenders, as soon as being requested, any cost or charge incurred by any of the Lenders with respect to said advance payment, after due verification by the respective Lender.

     5.05 Taxes

     (a) All payments on account of principal and interest, as well aws any other amount payable hereunder and in conformity with the Pagares, shall be made taxfree, pursuant to Section 4.01 (a).

     (b) The Guarantors covenant jointly and severally, to indemnify the Lenders for any fiscal responsibilities they might incur in case the Borrower failed to make correct and timely payments for any taxes related to any payment hereunder.

     SECTION SIX. CONDITIONS PRECEDENT.

     6.01 Conditions precedent. The obligation of each Lender to make available to the Borrower the Loans according to the present Agreement, and the right of the Borrower to make the allocation are subject to the following conditions precedent, in the understanding that if the Majority of the Lenders determine, and notify the Agent thereof, that an event or a circumstance has occurred since December 31, 2001 which has a Material Adverse Effect, or (ii) that an important event has taken place since December 31, 2001, in the political, economic, or financial situation of Mexico or the United States of America, or in the banking or securities sector in Mexico, the Lenders will not be obliged to grant the Loans. The conditions that are listed below will have to be fulfilled by March 5, 2003 at the latest:

     (A) That the Agent has received the following documents, in reasonably satisfactory form and substance in the opinion of the Agent:

     (i) this Agreemnent, duly signed by all parties hereto;

     (ii) proof of the opening of the Cash Reserve Account on the terms and conditions established in the Loans Agreement in US dollars;

     (iii) the Intercreditor Agreement, signed by all the parties thereto;

     (iv) the Communications Agreement, duly signed by all parties therto;

     (v) copies of any authorizations or consents of any Governmental Authority or of any third party that may be required with regard to the signature and the performance on the part of the Borrower, the Guarantors and the Swiss Guarantors hereof, the Pagares and the documents related to same;

     (vi) certified copies of the public deeds that contain (1) the current Articles of Incorpration (estatutos sociales vigentes) of the Borrower and of the Guarantors of Mexican Nationality, (2) corporate resolutions of the Borrower and of the Guarantors of Mexican Nationality regarding the closing of the present Agreement and related documents, and (3) the legal capacity of the authorized officers of the Borrower and of the Guarantors of Mexican Nationality that will sign this Agreement and the Pagares;

     (vii) copies of the documents which prove, with regard to the Guarantors of a different nationality than Mexican, and the Swiss Guarantors, the Articles of Incorpration and simiar documents, the corporate resolutions regarding the closing of this Agreement, and the capacity of the authorized officers of said Guarantors and Swiss Guarantors;

     (viii) copies of the consolidated and audited financial statements of the Borrower as at December 31, 2001; and of any other financial information that may reasonably be requested by the Lenders;

     (ix) legal opinion issued by Cantu y Estrada Abogados, S.C., external legal counsel to the Borrower (their opinion will also refer to the Guarantors organized under the laws of Mexico) substantially in the terms of the format enclosed as Exhibit I;

     (x) legal opinion issued by Cravath, Swaine & Moore, external legal counsel in New York to the Guarantors organized under the laws of the United States of America, substantially in the format enclosed as Exhibit J;

     (xi) legal opinion issued by Ritch, Heather y Mueller, S.C., external legal counsel to the Agent, in acceptable form for the Agent;

     (xii) legal opinion of the external legal counsel to the Guarantors organized under the laws of Colombia, with regard to the obligations taken on hereunder, as reasonably required by the Agent;

     (xiii) legal opinion of the external legal counsel of the Guarantors organized under the laws of Guatemala, with regard to their obligations taken on hereunder, as reawsonably required by the Agent;

     (xiv) legal opinion by the external legal counsel to the Swiss Guarantors, with regard to the obligations taken on hereunder, as may reasonably be required by the Agent;

     (xv) legal opinion by the external legal counsel of the Guarantors organized pursuant to the laws of Wisconsin, regarding their obligations taken on hereunder, as may reasonably be required by the Agent;

     (xvi) legal opinion issued by Milbank, Tweed, Hadley & McCloy LLP, external legal counsel in New York of the Agent, substantially in the form of Exhibit K hereunder;

     (xvii) certified copies of (i) the Licensing Agreement ("Contrato de Licencia de Tecnologia y Asistencia Tecnica") dated as of December 19, 2001 among IP Vitro, Vitrocar, S.A. de C.V., as Licensor and Distribuidora Nacional de Vidrio, S.A. de C.V., Vitro Vidrio y Cristal, S.A. de C.V. and Vitro Automotriz, S.A. de C.V., as Licensees and (ii) an Amendment to such Licensing Agreement in form and substance satisfactory to the Administrative Agent, providing for the subordination of the rights of IP Vitro Vidrio y Cristal, Ltd. to receive royalty payments under such Licensing Agreement.

     (xviii) a pro forma certificado which shows in reasonable detail that the computations required for determining whether the Borrower met the requirements of Section 9.01 (a), (b) y (c), at December 31, 2002, and if the Loans hereunder were shown on a pro forma basis in the financial statements of the Borrower for the fiscal year that ended on that date.

     (xix) any other document which the Agent or any of the Lenders may reasonably request with regard hereof and the operations considered herein or that the

Borrower or any of the Guarantors or of the Swiss Guarantors may provide or be obliged to provide pursuant to the Dollar Loan Agreement.

     Furthermore,

     (B) that the Borrower present the Notice of Borrowing, signed by a Responsible Officer of the Borrower, as set forth in Section 2.02(a) and which contains the following declarations:

     (i) no Default has occurred nor will it result as a consequence of the Borrowing; and

     (ii) the declarations made by the Obligors hereunder are correct and truthful on the date of the Notice of Borrowing, except when such declarations make reference to a specific date in which case they were true on the specific date mentioned;

     (C) that the Borrower hand over to each Lender (through the Agent), on the Borrowing Date, a Pagare for the amount of the Borrowing for the sum corresponding to such Lender, legally signed by the Borrower and by the Guarantors and the Swiss Guarantors in their capacity as guarantors pursuant to Section 2.05; and

     (D) that the Borrower have granted its authorization for deducting from the amount of the Loans the reasonable fees and expenses documented as incurred by the Lenders and the Agent in relation to preparing and signing this Agreement, including, without limitation, the fees of the attorneys mentioned in sub-parts (xi) and (xvi) of sub-section (A) above, in the understanding that the invoice corresponding to such fees and expenses will have to be presented two (2) Business Days prior to the Borrowing Date.

     SECTION SEVEN. JOINT AND SEVERAL OBLIGATION AND GUARANTEE ("FIANZA").

     7.01 Joint and Several Obligation. (a) Under the terms of articles 1987, 1988 and other applicable articles of the Federal Civil Code ("Codigo Civil Federal"), as well as the correlative articles of the Civil Codes of other States of the Mexican Republic and of the Federal District, the Guarantors assume, jointly and severally with the Borrower, the obligation to make any and all payments of principal, interest, commissions and other amounts to be paid hereunder and pursuant to the Pagares, for which reason the Lenders will be able to demand the payment of said amounts indistinctly from the Borrower and/or any of the Guarantors, either individually or as a whole.

     In addition to the joint and several obligation assumed under this Section, the Guarantors covenant to sign all the Pagares to be signed hereunder as guarantors ("avalistas").

     Also, in case the Guarantors were to make a payment on behalf of the Borrower, they covenant not to seek recourse against the Borrower and/or the other Guarantors, as may be the case, until the Lenders have received full payment of all amounts owed to them under this Agreement and the Pagares.

     (b) Notwithstanding the provisions hereof, Vidrios Templados Colombianos, S.A. may pay any amount it is obliged to pay pursuant to this Agreement in Pesos of the Republic of Colombia; in the understanding that Vidrios Templados Colombianos, S.A. will make its best efforts to obtain all the licenses, permits and approvals of any Colombian Governmental Authority, as may be required, so as to be able to carry out the payment of said amounts in Pesos, and if it obtains such license, permit, or approval, it will provide proof thereof to the Agent, in form and substance that are satisfactory to the Agent.

     7.02 Guarantee ("fianza"). To guarantee prompt payment (be it on the scheduled maturity date or earlier) of all and any principal repayment, interest payment, commissions and other sums payable pursuant to this Agreement and the Pagares, the Swiss Guarantors present themselves as guarantors ("fiadoras") of the Borrower according to articles 2794, 2795 and further applicable articles of the Federal Civil Code and the correlative aricles of the other states of the Republic.

     (a) The Swiss Guarantors waive the benefits of order, division and estoppel foreseen in Articles 2814, 2815, 2818, 2820, 2822, 2823 and 2827 and
others of the Civil Code applicable to the Federal District.

     This guarantee will continue until all that is owed to the Lenders hereunder is paid to them, including their accessories and other legal consequences, even when (i) the Swiss Guarantors enter into the rights and privileges of the Lenders due to the negligence or fault of the latter; (ii) an extension or respite is granted to the Borrower without the consent of the Swiss Guarantors; (iii) the Lenders release the Borrower of its debt and the main obligation becomes subject to new liens or conditions; (iv) the Swiss Guarantors as Lenders do not sue the Borrower in court for failure of meeting the main obligation within the following month after the expiration of the deadline, or when the principal indebtedness becomes callable, the Swiss Guarantors were to ask the Lenders to request fulfillment of the obligation in the courts within the deadline of one month and the Lenders were not to exercise their rights within the aforementioned deadline, or if a lawsuit has been initiated in one case or another, it were suspended without any justified cause for more than three months.

     Should the Swiss Guarantors subrogate any of the rights of any of the Lenders by virtue of some payment made under the present guarantee, the Swiss Guarantors agree that they will not exercise their rights against the Borrower as long as the Lenders have not received everything owed to them hereunder.

     (b) Notwithstanding any provisions to the contrary in this Agreement, the responsibility of each of the Swiss Guarantors at the moment of payment is limited to an amount not in excess of the freely distributable retained earnings of each company, namely Tecnologia Vitro Vidrio y Cristal, Ltd. and IP Vitro Vidrio y Cristal Ltd., pursuant to Swiss legislation.

     (c) The Borrower declares that on the basis of several provisions of Swiss law (including court precedents and the practice of interpreting the law based on theory), it is inconvenient for the Lenders and for the Swiss Guarantors to act as joint and several obligors hereunder; in spite of that, the Borrower and the Swiss Guarantors covenant that, should any of said legal provisions become null and void, the Swiss Guarantors shall do everything needed to become Guarantors pursuant to this Agreement, provided this does not cause prejudice to any of the parties hereof.

     SECTION EIGHT. OBLIGATIONS - AFIRMATIVE AND NEGATIVE COVENANTS

     While any amount payable under this Agreement and the Pagares remains outstanding, the Borrower agrees to the following:

     8.01 Corporate Existence; Books and Registers and Inspection Rights. (a) The Borrower will preserve and maintain, and will cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights, and licenses which are considered relevant for its business. (b) The Borrower will maintain and keep books for all relevant aspects, and it will cause each of its Subsidiaries to maintain in all relevant aspects books, registers and accounts. (c) The Borrower will permit, upon previous notice, that representatives designated in writing by the Agent or by any Lender, inspect and obtain copies of the accounting registers and the assets of the Borrower and that they discuss the business deals and operations with officers of the Borrower whenever the Agent and/or any of the Lenders request its reasonably and, in any case, subject to maintaining the information received confidential, during Business Days and office hours, all at the expense of the Lenders (except if there had been any default, in which case the Borrower shall reimburse reasonable expenses and costs, as documented in relation to exercising said inspection rights). Nothing in this Section 8.01 will limit any merger, consolidation, or liquidation allowed under Section 8.08 or a stock sale permitted pursuant to Section 8.13.

     8.02 Compliance with the Law, Payment of Liabilities, Maintaining of Assets and Insurance. The Borrower will comply, and shall cause each of its Subsidiaries to comply, with all legal requirements (including Environmental
Laws) as well as any applicable orders, sentences or requirements of any Governmental Authority (including, without limitation, obligations vis-a-vis the IMSS, INFONAVIT and SAR), except to the extent that non-compliance would not result in a Material Adverse Effect. In the same way, the Borrower will file, and cause each of its Subsidiaries to file all its tax returns in due time, and the Borrower will pay, and will cause all its Subsidiaries to pay, in due time, their taxes, except for taxes that are being contested in proceedings of good faith and for which reserves have been created in conformity with GAAP. The Borrower will meet, and will cause each of its Subsidiaries to meet, all their obligations (except for those obligations that would not have any Material Adverse Effect). The Borrower will maintain, and will cause its Subsidiaries to maintain, all necessary assets for good operation, except for wear resulting from normal use. The Borrower will contract, and will cause each of its Subsidiaries to contract, insurance with recognized insurance companies, for the amounts and coverage of risks that are normally contracted by companies involved in similar businesses as the ones of the Borrower and its Subsidiaries in Mexico or in the locations where they operate, should they be different.

     8.03 Government Authorization. The Borrower will maintain, and cause each of its Subsidiaries to maintain all authorizations and registers in full force before any Governmental Authority, as required under the laws of Mexico (or the laws governing its incorporation) to fulfill its obligations in conformity with this Agreement and to keep this Agreement valid and enforceable.

     8.04 Financial Statements, etc. The Borrower shall provide to the Agent (with a copy for each Lender):

     (a) as soon as possible, but in any case within 120 (one hundred and twenty) calendar days after the close of each business year of each Obligor, sufficient copies of the consolidated, audited financial statements of each Obligor corresponding to said fiscal year, including the general balance sheet, individual and consolidated income statements, changes of the financial situation and variations in the cash flow of each Obligor and each of its consolidated Subsidiaries for said fiscal year, accompanied by (i) an opinion issued by the Mexican office of Deloitte & Touche or by any other independent office of Certified Public Accountants, of recognized prestige, in the case of the Borrower and the Guarantors of Mexican nationality and (ii) an opinion issued by an office of independent certified public accountants of recognized prestige for any other Obligor;

     (b) as soon as possible, and in any event within 60 (sixty) calendar days following the close of the 3 (three) first quarters of each fiscal year of each Obligor and its consolidated Subsidiaries, individual and consolidated internal financial statements of each Obligor and its consolidated Subsidiaries, including the general balance sheet and the income statement, statements on changes of the financial situation and of variations in the cash flow corresponding to the period that begins at the end of the immediately previous fiscal year and which ends at the end of said quarter, certified by any Responsible Officer of the Borrower stating that they were prepared in conformity with GAAP;

     (c) simultaneously with the delivery of each set of financial statements referred to in sub-section (b) above, and at any other time reasonably requested by the Agent, the Borrower will provide a certificate of a Responsible Officer, in the form of Exhibit L, (i) stating whether any Default exists on the date of such certificate (or if a Default exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto) and (ii) in the case of the Borrower, setting forth in reasonable detail the calculations required to establish whether the

Borrower was in compliance with the requirements of Sections 9.01(a), (b) and
(c) hereof on and as of the date of such financial statements;

     (d) as soon as a Responsible Officer obtains knowledge of the occurrence of any Default, the Borrower will present a certificate of the Responsible Officer, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (e) promptly upon the commencement of any litigation or proceedings before any tribunal, Governmental Authority or arbitration panel that may affect the Borrower or any of its Subsidiaries and that could reasonably be expected to generate a Material Adverse Effect; and

     (f) from time to time, such additional information regarding the financial situation and the business of the Borrower and its Subsidiaries as the Agent or any of the Lenders may reasonably request, or which is provided to the Agent of the Dollar Loan Agreement.

     8.05 Ranking. The Borrower will take all necessary action to assure that, at any time, the Borrower's payment obligations and the obligations of the Guarantors and the Swiss Guarantors pursuant to this Agreement and the Pagares shall have equal ranking as all other unconditional and unsubordinated liabilities of the Borrower and the Guarantors and the Swiss Guarantors.

     8.06 Operations with affiliates. The Borrower will not enter, and will cause its Subsidiaries to abstain from entering into direct or indirect operations with Affiliates, except for (i) operations with any one of its Affiliates performed in the normal course of its activities and in reasonable market conditions no less favorable for the Borrower or any of its Subsidiaries, as the case may be, than those obtainable in a comparable operation in commercial terms with a Person that is not one of its Affiiates,
(ii) operations carried out by the Obligors among each other, and (iii) Dividend Payments permitted under Section 8.17 hereof.

     8.07 Line of Business. The Borrower will not make any material change in its line of business and will cause its Subsidiaries not to make any material change in their activities and business as conducted to date, and they shall not change the legal nature of their organizations.

     8.08 Mergers, etc. The Borrower shall not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or sell, transfer or otherwise dispose of (in one transaction or in a series of transactions) substantially all of its or their assets (except for sales of inventory in the ordinary course of business for fair market value), provided, that (a) Borrower may merge or consolidate with or into any other Person if, immediately after giving effect thereto, (i) it is the surviving Person and (ii) no Default has occurred and is continuing, (b) any Guarantor or Swiss Guarantor may merge or consolidate with or into any other Guarantor or Swiss Guarantor, (c) any Subsidiary of Borrower that is not an Obligor may merge or consolidate with or into any other Person if, immediately after giving effect thereto, no Default has occurred and is continuing pursuant to this Agreement, (d) any Subsidiary of Borrower that is not a Guarantor or a Swiss Guarantor may liquidate or dissolve if Borrower determine in good faith that such liquidation or dissolution is in the best interest of Borrower and is not materially disadvantageous to the Lenders and (e) any Guarantor, Swiss Guarantor or Subsidiary of Borrower may be spun off as long as it transmits its assets and liabilities to Borrower or any of the Guarantors or Swiss Guarantors.

     8.09 Upstreaming. Borrower will not permit any of its Subsidiaries to enter into, create or assume any contractual restriction on the ability of such Subsidiary to make any Dividend Payment, provided, that this Section 8.09 shall not be deemed to prohibit (a) customary restrictions contained in the joint venture agreements with respect to any Joint Venture Subsidiary or (b) the extension, continuation or replacement on substantially similar terms of any such contractual restrictions existing on the date hereof.

     8.10 Hedge Agreements. Borrower will not, nor will it permit any of its Subsidiaries to, enter into any Hedge Agreement, other than Hedge Agreements entered into (i) in the ordinary course of business to hedge or mitigate risks to which it or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities and (ii) not for speculative purposes.

     8.11 Negative Pledge. Borrower will not, nor will it permit any of its Subsidiaries to, create, assume or allow to exist any Lien on any of their respective Property, whether now owned or hereafter acquired by it, except in the case of the Lien created by VVP Syndication, Inc. the Cash Reserve Account pursuant to Section 12 of the Dollar Loan Agreement and the following Liens:

          (a) Permitted Liens;

          (b) Liens existing on the date hereof and described in Schedule 4 hereto;

          (c) Liens on any Property of such Borrower or any of its Subsidiaries securing Indebtedness of such Borrower or any of its Subsidiaries incurred or assumed for the purpose of financing (i) all or any part of the acquisition of raw materials, utilities and other Property (including working capital loans ("creditos de habilitacion" or "avio")) or (ii) all or part of the acquisition, construction or improvement of fixed assets and other Property (including capital expenditure loans ("creditos refaccionarios")), provided, that such Lien attaches to such Property concurrently with or within ninety (90) days after the acquisition, construction or improvement thereof;

          (d) Any Lien on any Property that Borrower or any of its Subsidiaries acquire in the future, existing prior to the time of acquisition thereof (except, if such Liens had been created due to or as a result of such acquisition);

          (e) Any Lien existing on any Property of a corporation which is merged with or into an Obligor (except, if such Liens had been created due to or as a result of such merger);

          (f) Any Lien on a cash reserve account securing Indebtedness for borrowed money otherwise permitted hereby, provided, that the funds in such account are derived solely from the proceeds of such borrowing;

          (g) Liens on accounts receivable arising from factoring arrangements with respect to such accounts receivable as permitted by Section 8.13 hereof; and

          (h) Liens (not covering any shares of capital stock of such Person) not otherwise permitted by the foregoing sub-sections, securing Indebtedness outstanding at any time in an aggregate principal amount not exceeding $35,000,000.

     8.12 Fiscal Year. Borrower will not, nor will it permit any of its Subsidiaries to, change its fiscal year from a calendar year ending December 31.

     8.13 Asset Sales; Investments in Subsidiaries that are not Guarantors or Swiss Guarantors. (a) Without prejudice to the limitation in sub-section (b) below, Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, make Asset Sales after the date hereof of Property having an aggregate fair market value in excess of US$150,000,000 (one hundred and fifty million Dollars), provided, that the net cash proceeds of Asset Sales permitted under this sub-section 8.13 shall be applied to reduce Indebtedness of the Obligors; and provided further, that this sub-section 8.13 shall not apply to:

          (i) Sale of inventory for fair value in the ordinary course of business;

          (ii) Any Asset Sale by an Obligor to another Obligor;

          (iii) the financial factoring of accounts receivable pursuant to existing or future programs limited in aggregate principal amount at any time to not more than US$75,000,000 (seventy million Dollars) or the equivalent in other currencies;

          (iv) dispositions of obsolete assets or, in its reasonable opinion, are not useful in the business of Borrower or its Subsidiaries, provided that the net proceeds of any such disposition shall be reinvested in the business of Borrower or the relevant Subsidiary or used to repay Indebtedness thereof within thirty (30) days of said disposition; or

          (v) Any Sale-Leaseback Transactions to the extent that a Lien securing the amount of the obligations under such Sale-Leaseback Transactions could be incurred under Section 8.11(h).

     (b) Borrower will not, and will not permit its Subsidiaries to, make Investments after the date hereof in Non-Guaranteeing Subsidiary in an aggregate amount exceeding US$50,000,000 (fifty million Dollars).

     8.14 Use of Proceeds. Borrower will use the proceeds of the Loans solely
(i) to pay Indebtedness (ii) to lend them with the intent of having certain of its Subsidiaries pay the Indebtedness of the Obligors and (iii) to pay fees and expenses relating to the transactions contemplated hereby. No party shall be responsible as to the use of any of such proceeds.

     8.15 Communications Agreement. Borrower will comply and cause the Obligors to comply with the terms of the Communications Agreement.

     8.16 Dividend Payments. Borrower will not declare or make any Dividend Payment if, at the time thereof and after giving effect thereto, a Default has occurred and is continuing.

     8.17 Financial Statements of U.S. Guarantors. (a) Vitro America will provide to the Agent within sixty (60) days after the date on which the conditions set forth in Section Six hereof are met, enough copies of the audited balance sheets of U.S. Guarantor as at December 31, 2002 and December 31, 2001, jointly with a report thereon issued by independent accountants of recognized international standing, and (b) Super Sky International, Inc., Super Sky Products, Inc and Super Sky Constructors, Inc. will provide to the Agent within ninety (90) days after the date on which the conditions set forth in Section Six hereof are met, enough copies of the audited balance sheets of U.S. Guarantor as at December 31, 2002 and December 31, 2001, jointly with a report thereon issued by independent accountants of recognized international standing, the related audited statements of income and cash flows of Vitro America or such other U.S. Guarantor for each of the fiscal years ending on such dates, all reported in conformity with GAAP, with the unqualified opinion thereon of independent accountants of recognized international standing.

     SECTION NINE. ADDITIONAL COVENANTS BY BORROWER.

     9.01 Additional Covenants by Borrower. As long as any payable amount under this Agreement and the Pagares remains outstanding, Borrower commits to the following:

          (a) Consolidated Net Worth. It will not permit its Consolidated Net Worth at any time to be less than 80% (eighty) of its Consolidated Net Worth as at December 31, 2001 (calculated in constant Pesos).

          (b) Interest Coverage Ratio. It will not permit the Interest Coverage Ratio to be at any time less than 3.00 to 1.00.

          (c) Debt to EBITDA Ratio. It will not permit the Debt to EBITDA Ratio to be at any time greater than 2.75 to 1.00.

          (d) Certain Obligations Respecting Subsidiaries. In the event that Borrower shall form or acquire any new Subsidiary, it agrees to immediately undertake any necessary measures so that such new Subsidiary becomes a "Guarantor" hereunder, and as an "avalista" pursuant to the Pagares and to deliver any certifications or similar opinions to those delivered pursuant to Section 6.01 hereof or documentation as the Agent may reasonably request; provided, that the obligation in this sub-section
     (d) shall not apply with respect to any Non-Guaranteeing Subsidiary.

          (e) Ownership of Shares. Borrower will continue to own, beneficially and of record, directly or indirectly, 100% of the Voting Shares of each Guarantor and Swiss Guarantor.

     SECTION TEN. CAUSES FOR ACCELERATED MATURITY. The Agent shall, upon request of the Majority Lenders, by notice to the Borrower, the Guarantors and the Swiss Guarantors declare the term for payment of the outstanding balance of the Loans and any other amounts owed hereunder to terminate and such amounts to become due and payable forthwith (whereupon the Borrower, the Guarantors and the Swiss Guarantors, in such case, shall be obligated to pay the total outstanding balance of the Loans and other amounts owed hereunder), in any of the following events (each event a "Cause for Accelerated Maturity"), provided, that in the case of a Cause for Accelerated Maturity of the kinds referred to in sub-sections (f) or (g) below, the Loans and any other amounts due hereunder shall automatically terminate and such amounts shall automatically become due and payable, without any further action by any party, without presentment, demand, protest or other judicial procedure of any kind, all of which are hereby expressly waived by the Borrowers, the Guarantors and the Swiss Guarantors:

          (a) The Borrower shall fail to pay when due any principal of any Loan or to prepay any Loan when required hereunder, or shall fail to pay within three Business Days after the due date thereof any interest on any Loan, commissions or any other amount payable hereunder or under any Pagare or under any other document related therewith; or

          (b) Any representation or certification made or deemed made by any of the Borrower, the Guarantors or the Swiss Guarantors herein or in any other document related herewith (or in any modification or supplement hereto or thereto), or any certificate furnished to any party pursuant to the provisions hereof, shall prove to have been false or misleading in any material respect as of the time made; or

          (c) Any Obligor or any of its Subsidiaries shall default in the payment of any principal of or interest on any other Indebtedness (whether at stated maturity or otherwise) if such Indebtedness has an aggregate outstanding principal amount of $10,000,000 (or its equivalent in other currencies) or more ("Material Debt"), or any default or cause for accelerated maturity shall occur under any agreement or instrument evidencing or relating to such Material Debt if the effect of such default or cause for accelerated maturity is to accelerate the maturity thereof, or to permit the holder or holders of such Material Debt, or an agent acting on its or their behalf, to accelerate the maturity thereof, or to require the mandatory prepayment or redemption thereof; or

          (d) Any of the Borrower, the Guarantors or the Swiss Guarantors shall (i) default in the observance or performance of any of its obligations under Sections 8.01(a) (with respect to the preservation and maintenance of the corporate existence of the Borrower, the Guarantors or the Swiss Guarantors), 8.03, 8.04, 8.05, 8.07, 8.08, 8.11, 8.13, 8.14,
     8.16 or 8.17 or Section Ten hereof; or (ii) any of the Borrower, or any of the Guarantors or Swiss Guarantors shall fail to perform or observe any of its other obligations under this Agreement (other than as referred to in sub-section 10.01(a) above or in sub-part (i) of this paragraph
     (d)) and such failure shall remain unremedied for 30 calendar days after written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

          (e) Any Obligor or any of its Material Subsidiaries shall admit in writing its inability to, or be unable to, pay its debts as such debts become due; or

          (f) Any Obligor or any of its Material Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a custodian, liquidador, conciliador, sindico, trustee, examiner or liquidator of itself or of all or a substantial part of its properties,
     (ii) make a general assignment of its properties for the benefit of its creditors, (iii) file a petition seeking to take advantage of any other law relating to bankruptcy, concurso mercantil, insolvency, reorganization, liquidation, dissolution, arrangement or readjustment of debts or similar procedures, or (iv) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) A proceeding shall be commenced against any Obligor or any of its Material Subsidiaries seeking (i) its reorganization, liquidation, dissolution, or any similar procedure, (ii) the appointment of a custodian, liquidador, conciliador, sindico, trustee, or the like of it or of all or any substantial part of its properties or (ii)[Sic.] similar relief in respect of it under any law relating to bankruptcy, concurso mercantil, insolvency, reorganization, or adjustment of debts, and such proceeding or case shall continue undismissed for a period of 90, or a declaration of bankruptcy or concurso mercantil shall be entered against such Obligor or Material Subsidiary under the Ley de Concursos Mercantiles with respect to any Obligor or Material Subsidiary; or

          (h) A judgment for the payment of money is or judgments for the payment of money are rendered against any Obligor or any of its Subsidiaries in an amount exceeding in the aggregate US$10,000,000 Dollars (or its equivalent in other currencies) and shall remain undischarged for a period of 45 consecutive days from the day following the date in which it was rendered, unless the same is adequately guaranteed or is being diligently contested by appropriate proceedings and in such case, such process is not being executed against assets thereof; or any Obligor or any of its Subsidiaries shall fail to pay when due to INFONAVIT, IMSS or SAR any amount or amounts aggregating US$10,000,000 Dollars or more (or its equivalent in other currencies) except to the extent the amount or amounts due are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the properties of such Obligor or Subsidiary; or

          (i) (w) Any Mexican Governmental Authority shall impose exchange controls prohibiting or in any manner materially restricting the making of payments in respect of Indebtedness in Pesos; or (x) any Mexican Governmental Authority shall take any action to condemn, seize, nationalize or appropriate all or any substantial portion of its properties of any Obligor (with or without the payment of compensation); or (y) any action is taken by a Mexican Governmental Authority, including without limitation the declaration of a moratorium on payment of any Indebtedness, that has an adverse effect on (i) the repayment of the Loans or (ii) the schedule of payments of any Borrower hereunder or under the Pagares; or (z) any Obligor shall participate or take any action to participate in any credit facility related to the rescheduling of its Material Debt or the alteration of the currency in which it may pay its obligations; or

          (j) Any Obligor or any of its Subsidiaries shall enter into any transaction of merger or consolidation, or liquidate, spin off or dissolve itself (or suffer any liquidation or dissolution), or sell, transfer or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its properties, except as expressly permitted under Sections 8.08 and 8.13 hereof; or

          (k) This Agreement or any of the Pagares becomes unenforceable or the performance of the obligations of any Obligor thereunder becomes illegal, or the security interest created under Section 12 of the Dollar Loan Agreement shall not constitute a valid first priority guaranty ("garantia en primer lugar y grado").

     SECTION ELEVEN. THE AGENT.

     11.01 Agent, Majorities. (a) Each Lender hereby appoints Banco Nacional de Mexico, S.A., member of Grupo Fiananciero Banamex as the "Agent", authorizing it to act on its behalf and by its account pursuant with this Agreement, and in those instances where its intervention is not foreseen in this Agreement, as expressly instructed and in writing by each Lender. Notwithstanding the foregoing, the Agent shall not lose its Lender status pursuant to this Agreement and shall have the right to act as any other Lender.

     (b) Except as set forth in Section 12.04, any decision that the Lenders must make as a group pursuant to this Agreement (including but not limited to, the declaration of the existence of a cause of an event of accelerated maturity pursuant to Section 10), shall be taken by the Majority Lenders.

     (c) The Agent shall not have the obligation to supervise the performance of the Obligors or of verifying, studying or reviewing any communication received from the Obligors or from a third party regarding this Agreement.

     (d) The Lenders agree to indemnify and hold Agent safe and harmless ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (excluding the Loan granted by the Agent), against and damages and losses y perjucios") that the Agent may suffer from acts or omissions derived from this Agreement, except if such damages and losses ("danos y perjucios") were a consequence of the Agent's "culpa grave, dolo y mala fe".

     (e) Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent, which shall be a Lender. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thrity (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent's resignation shall nonetheless become effective and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and the Intercreditors Agreement and (2) the Majority Lenders shall perform the duties of the Agent (and all payments and communications provided to be made by, to or through such Agent shall instead be made by or to each Lender directly) until such time as the Majority Lenders appoint a successor Agent as provided for above in this paragraph. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the Account Control Agreement except to the extent of liability arising from prior action. Notwithstanding the foregoing, no removal of the Agent shall be effective until all amounts then due and owing to the removed Agent shall be paid in full. After the retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section Eleven shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.

     (f) The Borrower shall pay the Agent the mutually agreed upon fees through a separate document.

     (g) Conditioned upon a cause of an event of accelerated maturity being declared pursuant to the rules set forth in sub-section (b) hereinabove, the Lenders agree that any action that may be filed by the Lenders against Borrower or the Guarantirs or the Swiss Guarantors derived from the breach of its obligations in this Agreement or in the Pagares, shall be promoted individually by each one of them, except that all of the Lenders agree otherwise, in the understanding that no Lender shall assume any responsibility related with the actions undertaken by the other Lenders independently.

     (h) It shall not be deemed that Agent has knowledge or notice of the occurrence of a Default (other than a failure to make a payment of principal of or interest on the Loans) unless such Agent has received notice from a Lender or a Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives a Notice of a Default, the Agent shall give prompt notice thereof to the Lenders and the Collateral Agent. The Agent shall (subject to Section 11.07 hereof) take such action with respect to any such Default as shall be directed by the Majority Lenders, provided, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders, except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders.

     (i) Each Lender has, independently and without reliance on either Agent or the Joint Lead Arrangers or any other Lender, and based on such documents and information as it has deemed appropriate, made its own Loans analysis of the Obligors and decision to enter into this Agreement and that it will, independently and without reliance upon either Agent or the Joint Lead Arrangers or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, the Pagares or any other documents related with the Loans. The Agent shall not be required to keep itself informed as to the performance or observance by the Bororwer and the Guarantors herein, Pagares or any other document referred therein or to inspect the Properties or books of the Borrower, Guarantors or Swiss Guarantors, other than as set forth in this Agreement. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, such Agent shall not have any duty or responsibility to provide any Lender with any Loans or other information concerning the affairs, financial condition or business of the Borrower, Guarantors or Swiss Guarantors that may come into the possession of such Agent.

     (j) Except for action expressly required of the Agent hereunder or under any other document related thereto, the Agent shall in all other cases be fully justified in refusing to act hereunder or thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.01 (d) hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. No provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder.

     SECTION TWELVE. MISCELLANEOUS.

     12.01 Waiver. No failure on the part of any Lender or Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement and the "Pagares" shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement and the "Pagares" preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     12.02 Notices. (a) For the purposes of the Agreement, each Party designates the following as its address to receive all notices:

The Agent:

Address:

     Av. Roble No. 701
     Edificio Quimmco, Piso 5
     Col. Valle del Campestre
     Garza Garcia, N.L.
     Mexico, CP 66260
     Att: Jesus Servando Cantu
     Tel: (81) 1226 8505
     Fax: (81) 1226 8560


The Borrower

Address:

     Av. Ricardo Margain Zozaya No. 444
     Col. Valle del Campestre
     Garza Garcia, Nuevo Leon
     Mexico, CP 66265
     Atn. Director General Juridico
     Tel.: (81) 8863 1262
     Fax:  (81) 8863 1372

The Swiss Guarantors:

Address:

     Av. Ricardo Margain Zozaya No. 444
     Col. Valle del Campestre
     Garza Garcia, Nuevo Leon
     Mexico, CP 66265
     Atn. Vitro Plan, S.A. de C.V./Director General Juridico
     Tel.: (81) 8863 1262
     Fax:  (81) 8863 1372

The Guarantors:

Address:

     Av. Ricardo Margain Zozaya No. 444
     Col. Valle del Campestre
     Garza Garcia, Nuevo Leon
     Mexico   C 66265
     Atn. Vitro Plan, S.A. de C.V./Director General Juridico
     Tel.: (81) 8863 1262
     Fax:  (81) 8863 1372

The Lenders:

The address set forth in the signature page of this Agreement.


          (b) All notices and communications provided for in this Agreement shall be delivered or made in writing and will be valid upon delivery; in the case of notices via facsimile, they will be valid in the moment in which they are transmitted and a confirmation is obtained.

          (c) Unless the Parties inform in writing of any change in domicile, all notices, communications and court or out-of-court communications will be valid if delivered to the above domiciles. Any notices to the Swiss Guarantors or to the Guarantor will be valid if delivered to the Borrower.

     12.03. Expenses and Indemnifications, Etc. (a) The Borrower agrees to pay the Agent and the Lenders for all of its reasonable and documented out-of-pocket costs and expenses, including the reasonable fees and expenses of outside counsel of the Agent and of the Lenders in connection with the preparation, execution and delivery of this Agreement and the "Pagares" and any other documents prepared or signed under this Agreement. The Borrower hereby grants its authorization to reduce, from the amount of the Loans, any reasonable attorney's expenses and fees incurred for any modification to the this Agreement, any "Pagare" or any other agreement or document signed or delivered in accordance with this Agreement including any other cost or expense duly justified, if any, related to the compliance and execution of this Agreement and the "Pagares", except as otherwise provided for in this Agreement.

     (b) The Borrower hereby agrees to indemnify each Lender and Agent and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any litigation or other proceedings (including any threatened litigation or other proceedings) relating to the Loans or the use or proposed use by the Borrowers of the proceeds of any of the Loans, including, without limitation, the fees and disbursements of counsel incurred in connection with any such litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified, as determined by a final, nonappealable judgment by a court of competent jurisdiction).

     12.04 Amendments, Etc. Any modification to this Agreement, the "Pagare" or to any other document related with this Agreement shall only be valid if made in writing and signed by the Lenders, the Borrower, the Guarantors and the Swiss Guarantors.

Any modification to this Agreement, to the "Pagares" or any other document related with this Agreement shall be authorized by the Majority Lenders, unless such modification is in connection with any of the following items, in which case, the modification will be authorized by the Lender representing 100% (one hundred percent) of the unpaid Loans;

     (i) modification to the total amount of the Loans;

     (ii) modification to the Interest Payment Date, Principal Payment Date or the Maturity Dates or the date of payment of any other amount due under this Agreement;

     (iii) reduction of the unpaid amounts of the Loans or the reduction in any other way of the amounts payable by the Borrower under this Agreement and the Pagares;

     (iv) reduce the rate at which interest is payable under the principal amount of the Loan; (v) modification to Exhibit A or the to the contribution of each of the Lenders of the Loans and of the right of each of such Lender to receive corresponding provisional payments under this Agreement and the "Pagares";

     (vi) modification to Section 12 sub-section (b) of the Dollar Loan Agreement and this Section 12.04;

     (vii) modification to the terms of Section 6.01 of this Agreement or the waiver to any "condicion suspensiva" ("condition precedent that may be fulfilled by a third party") established in such Section.

     12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     12.06 Assignments and Participations.

     (a) Prior notice in writing to the Borrower, the Guarantors and the Swiss Guarantors, each lender has the right to assign, participate or in any way negotiate, even prior to the termination of this Agreement or the maturity of any "Pagare", the Loans granted under this Agreement and of any "Pagare". For the effects of this Section, any assignee, participant or purchaser, shall have to be a Mexican Loans institution with permanent establishment under the Mexican tax laws (excluding any foreign office of such Mexican Loans institution).

     (b) Any partial assignment (other than to another Lender) shall be in an amount at least $20,000,000 (twenty million Pesos) and increments of $10,000,000 (ten million Pesos) in excess thereof.

     (c) The Borrower shall, prior request of the Lender, substitute any "Pagare" issued under this Agreement if Lenders so requests due to the assignment or participations made under this Section. Not withstanding the foregoing, the Borrower shall not have the obligation to make such substitution if the "Pagare" that is going to be substituted is not delivered or a competent authority issues a decision opposing to the substitution.

     (d) Such assignment or participations shall not create a "novation" of the Loans. Beginning on any such assignment or negotiators, the assignor or authorized participant will be considered as the "Lender" for the effects of this Agreement and of any related documentation.

     (e) If any Lender, assigns or would have the intention to assign, participate or make a total or partial discount of its corresponding portion, in the terms of this Section, such Lender may request, and the Borrower shall deliver at its own cost, to exchange the "Pagare" for one or several new "Pagares" in lower amounts but that in the aggregate together will add up equal to the principal amount of the exchanged unpaid "Pagare".

     (f) Neither Borrower nor the Guarantors or the Swiss Guarantors may assign its rights or obligations under this Agreement or the "Pagares" unless it is made with the prior written consent of each and all of the Lenders.

     (g) None of the Lenders may assign or in any other way negotiate the Loans or the "Pagares", in any way different to what is provided for in this Agreement.

     (f) A Lender may furnish any information concerning the Obligors obtained by such Lender hereunder from time to time to prospective assignees and participants

(including prospective assignees and participants), provided, that such Lender shall advise such prospective assignee or participant that such information is being provided on the understanding that it is subject to the provisions set forth in Section 14.19 hereof.

     12.07 Survival. The obligations of the Borrower under Sections 5.01, 5.04, 5.05 and 12.03 (subject to the limitations under Section 12.03(b)) hereof and the obligations of the Lenders under Section 11.01(d) hereof, shall survive the repayment of the Loans and, in the case of any Lender that may assign any interest hereunder, such rights shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation made, herein or pursuant hereto shall survive the making of such representation.

     12.08 Captions. The table of contents and captions and Section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     12.09 Counterparts. This Agreement will be executed in 12 (twelve) counterparts, all of which taken together shall constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties hereto shall be lodged with the Borrower and the Agent.

     12.10 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of Mexico.

     12.11 Jurisdiction and Competent Courts. The parties hereto herby agree to submit themselves to the jurisdiction of the competent courts sitting in the Federal District of Mexico for anything concerning the interpretation and compliance with the obligations under this Agreement and the Pagares, waiving any other forum which may correspond to them by reason of their present or future domicile or any other reason.

     12.12 Binding Effect. In the event that any provision of this Agreement shall have been declared null by any competent court, the parties hereto hereby agree that such invalidity shall not affect the validity and enforceability of any other provision hereof.

     12.13 Loans Information. (a) In order to comply with the terms of the "Ley Para Regular las Sociedades de Informacion Crediticia" the Borrower on this date delivers to the Agent an authorization letter, duly signed by its representative(s), which is attached hereto as Exhibit M, in order for the Agent to be authorized to make periodical consultations with the "sociedades de informacion Crediticia" with respect to the Loans history of the Borrower, as well as to be authorized to provide information concerning the Borrower to such "sociedades de inforacion Crediticia".

     (b) In addition to the persons and authorities referred to in Articles 93 and 117 of the "Ley de Instituciones de Credito", the Borrower, the Guarantors and the Swiss Guarantors hereby authorize the Lenders to disclose the information derived from the transactions contained in this Agreement to (i) the other financial institutions that are part of the financial group ("grupo financiero") to which each of Lenders belong to (to the extent permitted by the ("Ley de Instituciones de Credito")), to the parent ("casa matriz"), directly or indirectly, of any Lender, (ii) the authorities regulating the parent ("casa matriz") of the corresponding Lender, (iii) Banco de Mexico,
(iv) any other persons with whom the corresponding Lender enters into an agreement with, specially in accordance with Section fifteen of this Agreement and (v) the persons whom the parties have agreed upon.

     12.14 Executive Document ("Titulo Ejecutivo"). This Agreement, together with the account statement certified by the accountant of the Lender would constitute a "Titulo Ejecutivo" under the terms of Article 68 of the "Ley de Instituciones de Credito.

     12.15 Exhibits. The parties agree that the Exhibits referred to in this Agreement form an integral part of this Agreement.

     12.16 Right of Set-Off. In the event, at any time, that the Borrower, the Guarantors and the Swiss Guarantors shall be obligated to pay to the Lenders any amount due hereunder, and the Borrowers, the Guarantors and the Swiss Guarantors shall have breached such payment obligation, the Borrower, the Guarantors and the Swiss Guarantors and to the extent permitted by law, hereby irrevocably empower and authorize the Lenders to (i) charge any account of the Borrower, the Guarantors or the Swiss Guarantors maintained with the Lenders, including without limitations, demand deposits and/or accounts, savings, time deposits, provisional or final, investment accounts of whatever nature, specially including the amounts held by the fiduciary division of the Lenders in favor of the Borrower, the Guarantors or the Swiss Guarantors pursuant to any investment contract, and (ii) set-off ("compensar") any amount due and owed to the Lenders by the Borrower, the Guarantors or the Swiss Guarantors hereunder and up to an amount equal to the amount due and not paid to the Lenders without any request, notice, or demand.

     The Lenders shall notify the Borrower, the Guarantors and the Swiss Guarantors as appropriate, as soon as possible, of any charge or set-off effected pursuant to this Section, provided, that the failure to give such notice shall not affect the validity of such charge or set-off. The rights of the Lenders under this Section are in addition to other rights (including, other rights of set-off) that such Lender may have.

     The Lenders agree that in the event that any one of them shall have made a charge or set-off pursuant to this Section, the Lender which has made such charge or set-off shall distribute to each other Lender, a part of the funds appropriated by such Lender equivalent to the participation of each Lender in the Loans, calculated in accordance with Exhibit A.

                  [SIGNATURE PAGES STARTING ON THE NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto execute this Agreement on February 26, 2003 in Mexico City ("Mexico, D. F.")

                                   BORROWER

                                   VITRO PLAN, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   GUARANTORS

                                   AUTOCRISTALES DE ORIENTE, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   CRISTALES INASTILLABLES, S.A. de C.V.


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   DISTRIBUIDOR VIDRIERO LAN, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                   DISTRIBUIDORA DE VIDRIO DE MEXICO,
                                   S.A. de C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   DISTRIBUIDORA DE VIDRIO Y CRISTAL,
                                   S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   DISTRIBUIDORA NACIONAL DE VIDRIO,
                                   S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   VITRO AUTOMOTRIZ, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   VITROCAR, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   VIDRIO PLANO DE MEXICO, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   VIDRIO PLANO, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   VITRO FLOTADO Y CUBIERTAS, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   VITRO VIDRIO Y CRISTAL, S.A. DE C.V.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   VITRO AMERICA, INC.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   VVP AUTO GLASS, INC.,


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   VVP HOLDING CORP.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   CRISTALES CENTROAMERICANOS, S.A.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   VIDRIOS TEMPLADOS COLOMBIANOS, S.A.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   VVP SYNDICATION, INC.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SUPER SKY INTERNATIONAL, INC.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   SUPER SKY PRODUCTS, INC.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SUPER SKY CONSTRUCTORS, INC.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   SWISS GUARANTORS


                                   TECNOLOGIA VITRO VIDRIO Y CRISTAL, LTD.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   IP VITRO VIDRIO Y CRISTAL, LTD.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   AGENT


                                   Banco Nacional de Mexico, S.A.,
                                   Member of "Grupo Financiero Banamex"
                                   as Agent


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   Address:

                                         Av. Roble No. 701
                                         Edificio Quimmco, Piso 5
                                         Col. Valle del Campestre
                                         Garza Garcia, N.L.
                                         Mexico, CP 66260
                                         Att: Jesus Servando Cantu
                                         Tel: (81) 1226 8505
                                         Fax: (81) 1226 8560

                                   LENDERS

                                   BANCO NACIONAL DE MEXICO, S.A.,
                                   Member of "Grupo Financiero Banamex"


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   Address:

                                         Av. Roble No. 701
                                         Edificio Quimmco, Piso 5
                                         Col. Valle del Campestre
                                         Garza Garcia, N.L.
                                         Mexico, CP 66260
                                         Att: Jesus Servando Cantu
                                         Tel: (81) 1226 8505
                                         Fax: (81) 1226 8560

                                   COMERICA BANK MEXICO, S.A.,


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   Address:

                                         Andres Bello No. 10
                                         Piso 17
                                         Col. Chapultepec, Polanco
                                         Mexico, D.F.
                                         CP 11560
                                         Att:  Augusto de Oliveira
                                         Tel:  (81) 1226 8505
                                         Fax:  (81) 1226 8560

                                   BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title: